UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|


Filed by a Party other than the Registrant |_|


Check the appropriate box:
|_| Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A 6(E)
    (2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material under ss. 240.14a-12

                           ACCUIMAGE DIAGNOSTICS CORP.
________________________________________________________________________________

                (Name of Registrant as Specified In Its Charter)
________________________________________________________________________________

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|_| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a 6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:
|X| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filling Party:

      (4) Date Filed:

                           ACCUIMAGE DIAGNOSTICS CORP.
                      400 OYSTER POINT BOULEVARD, SUITE 201
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080

                                                                 January 5, 2005

Dear AccuImage Diagnostics Corp. Shareholder:


      A special meeting of shareholders has been scheduled for Tuesday, January 25, 2005, at 10:00 a.m., Pacific Standard Time, at the corporate headquarters of AccuImage Diagnostics Corp. ("ACCUIMAGE"), located at 400 Oyster Point Boulevard, Suite 201, South San Francisco, California 94080. At the special meeting, we will ask you to consider and vote on a proposal to approve and adopt the Merger Agreement, dated as of November 24, 2004, by and among Merge Technologies Incorporated ("MERGE TECHNOLOGIES"), ADI Acquisition Corp., a wholly owned subsidiary of Merge Technologies, AccuImage, and Dr. Aviel Faliks ("DR. FALIKS"), as the principal shareholder of AccuImage, providing for the acquisition of AccuImage by Merge Technologies and the other transactions contemplated by the merger agreement. Pursuant to the merger, if approved and consummated, you will receive approximately $0.12 in cash, without interest, for each share of AccuImage common stock that you own, unless you perfect and exercise your appraisal rights. Upon the consummation of the merger, AccuImage will become a wholly-owned subsidiary of Merge Technologies. Merge Technologies is a public company whose common stock is traded on the NASDAQ under the symbol MRGE.


      The approximately $0.12 cash per share merger consideration is based on an aggregate of $6,000,000 in merger consideration and 48,336,295 shares of our common stock outstanding as of January 5, 2005. The merger consideration of $6,000,000, and the resulting per share price, is subject to downward adjustment based on reductions in our Net Asset Value as defined in the merger agreement. The estimated $0.12 per share merger consideration represents a premium of approximately 84.6% to the closing price of our common stock on November 23, 2004, the last trading day before the public announcement of the signing of the merger agreement.


      The board of directors of AccuImage carefully considered and evaluated the merger, and after undertaking a comprehensive strategic review with the objective of maximizing shareholder value, the board of directors of AccuImage determined that an acquisition of AccuImage by Merge Technologies is advisable and in the best interests of AccuImage shareholders.


      The merger cannot be completed unless AccuImage shareholders holding a majority of the outstanding shares of AccuImage common stock entitled to vote at the special meeting of shareholders vote to approve and adopt the merger agreement and the transactions contemplated by the merger agreement. Your participation in the special meeting, in person or by proxy, is welcome. You should be aware, however, that Dr. Faliks owns approximately 51.8% of our outstanding shares and on November 24, 2004 entered into a voting, proxy and option agreement with Merge Technologies pursuant to which he agreed to vote or cause to be voted, subject to certain termination rights, all of the shares he owns and has a right to vote in favor of the merger. The vote of Dr. Faliks will be sufficient to approve the merger regardless of the vote of any other AccuImage shareholders.


      The accompanying Notice of Special Meeting of Shareholders and proxy statement explain the merger and provide specific information concerning the special meeting. Please read these materials, along with the annexes attached to the proxy statement, carefully.


      To be certain that your shares are voted at the special meeting, please mark, sign, date and return promptly the enclosed proxy card, whether or not you plan to attend the special meeting in person. If you abstain or do not instruct your broker or other nominee how to vote your shares, it will have the same effect as voting against the merger.


      THE BOARD OF DIRECTORS OF ACCUIMAGE HAS UNANIMOUSLY APPROVED THE MERGER AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT.


      PLEASE DO NOT SEND YOUR STOCK CERTIFICATES TO US AT THIS TIME.


      On behalf of the board of directors of AccuImage, I thank you in advance for your participation in this matter.


                                   On behalf of your board of directors,

                                   /s/ AVIEL FALIKS

                                   AVIEL FALIKS
                                   CHAIRMAN OF THE BOARD

                           ACCUIMAGE DIAGNOSTICS CORP.
                      400 OYSTER POINT BOULEVARD, SUITE 201
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080




                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO ACCUIMAGE DIAGNOSTICS CORP.'S SHAREHOLDERS:

      A special meeting of shareholders of AccuImage Diagnostics Corp. ("ACCUIMAGE") will be held on Tuesday, January 25, 2005 at 10:00 a.m., Pacific Standard Time, at the principal executive offices of AccuImage Diagnostics Corp., located at 400 Oyster Point Boulevard, Suite 201, South San Francisco, California 94080.

      AccuImage shareholders of record at the close of business on December 28, 2004 will be entitled to attend and vote at the special meeting. The purpose of the special meeting is:

         o to consider and vote upon a proposal to approve and adopt the Merger Agreement, dated as of November 24, 2004, by and among Merge Technologies Incorporated, ADI Acquisition Corp., a wholly-owned subsidiary of Merge Technologies, AccuImage Diagnostics Corp., and Dr. Aviel Faliks, the principal shareholder of AccuImage, providing for the acquisition of AccuImage by Merge Technologies and the other transactions contemplated by the merger agreement.; and

         o to transact such other business as may properly come before the meeting or any adjournment or postponement thereof, including to consider any procedural matters incident to the conduct of the special meeting.

      A complete list of AccuImage shareholders as of the record date will be open to examination by any AccuImage shareholder for any purpose germane to the special meeting between the hours of 9:00 a.m. and 4:30 p.m., Pacific Standard Time, at the principal executive offices of AccuImage, on each business day for ten days prior to the special meeting. The list will also be available at the special meeting and may be inspected by any AccuImage shareholder who is present.

      The merger agreement and the merger are explained in the accompanying proxy statement, which you are urged to read carefully, including the attached annexes. This Notice of Special Meeting of Shareholders, the accompanying proxy statement and proxy card are being mailed to shareholders entitled to notice of, and to vote at, the special meeting, on or about January 5, 2005.

                                              Sincerely,

                                              /s/ AVIEL FALIKS

                                              AVIEL FALIKS
                                              CHAIRMAN OF THE BOARD


South San Francisco, CA
January 5, 2005

                                    IMPORTANT

      YOUR VOTE IS IMPORTANT. TO ASSURE YOUR VOTES ARE COUNTED AT THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE TODAY, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

      IF YOUR ACCUIMAGE SHARES ARE NOT REGISTERED IN YOUR OWN NAME AND YOU WOULD LIKE TO ATTEND THE SPECIAL MEETING, PLEASE BRING EVIDENCE OF YOUR ACCUIMAGE SHARE OWNERSHIP WITH YOU TO THE SPECIAL MEETING. YOU SHOULD BE ABLE TO OBTAIN EVIDENCE OF YOUR ACCUIMAGE SHARE OWNERSHIP FROM THE BROKER, DEALER, TRUSTEE, BANK OR OTHER NOMINEE WHO HOLDS YOUR ACCUIMAGE SHARES ON YOUR BEHALF.

      IF YOU DO ATTEND THE SPECIAL MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON.


                                TABLE OF CONTENTS

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS...........................................................1

FORWARD LOOKING STATEMENTS....................................................................................2

SUMMARY TERM SHEET............................................................................................3

         THE PARTIES..........................................................................................3

         MARKET PRICE AND DIVIDEND DATA.......................................................................3

         THE SPECIAL MEETING OF SHAREHOLDERS..................................................................4

         THE MERGER...........................................................................................4

         THE MERGER AGREEMENT.................................................................................6

         VOTING AGREEMENT.....................................................................................9

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING...............................................10

THE SPECIAL MEETING OF SHAREHOLDERS..........................................................................14

         DATE, TIME AND PLACE................................................................................14

         PURPOSE OF THE SPECIAL MEETING......................................................................14

         RECORD DATE; STOCK ENTITLED TO VOTE; QUORUM.........................................................14

         VOTE REQUIRED.......................................................................................14

         VOTING BY OUR DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN SHAREHOLDERS................................14

         VOTING OF PROXIES...................................................................................15

         REVOCABILITY OF PROXIES.............................................................................15

         ADJOURNMENTS OR POSTPONEMENTS.......................................................................15

         SOLICITATION OF PROXIES.............................................................................16

         HOUSEHOLDING OF PROXY MATERIALS.....................................................................16

THE PARTIES..................................................................................................17

         ACCUIMAGE DIAGNOSTICS CORP..........................................................................17

         MERGE TECHNOLOGIES INCORPORATED.....................................................................17

                                       i-



         ADI ACQUISITION CORP................................................................................17

         DR. AVIEL FALIKS....................................................................................17

THE MERGER...................................................................................................19

         BACKGROUND OF THE MERGER............................................................................19

         REASONS FOR THE MERGER AND RECOMMENDATION OF OUR BOARD OF DIRECTORS.................................21

         INTERESTS OF ACCUIMAGE'S DIRECTORS AND EXECUTIVE OFFICERS IN THE MERGER.............................22

         APPRAISAL RIGHTS....................................................................................24

         SOURCE OF FUNDS.....................................................................................25

         DELISTING AND DEREGISTRATION OF OUR COMMON STOCK....................................................25

         MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER................................25

         PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.........................................................26

THE MERGER AGREEMENT.........................................................................................27

         FORM OF THE MERGER..................................................................................27

         EFFECTIVE TIME OF THE MERGER........................................................................27

         DIRECTORS AND OFFICERS OF SURVIVING CORPORATION.....................................................27

         MERGER CONSIDERATION................................................................................27

         EFFECT ON STOCK OPTIONS.............................................................................28

         EXCHANGE OF SHARES FOR CASH; PROCEDURES FOR SUBMITTING CERTIFICATES.................................28

         CONDITIONS TO THE MERGER............................................................................29

         TERMINATION OF THE MERGER AGREEMENT.................................................................31

         EXPENSES AND FEES...................................................................................32

         NO SOLICITATION BY ACCUIMAGE........................................................................32

         REPRESENTATIONS AND WARRANTIES......................................................................33

         COVENANTS UNDER THE MERGER AGREEMENT................................................................35

                                      -ii-



         AMENDMENT...........................................................................................37

         ASSIGNMENT..........................................................................................37

VOTING AGREEMENT.............................................................................................38

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...............................................39

OTHER MATTERS................................................................................................40

WHERE YOU CAN FIND MORE INFORMATION..........................................................................40


ANNEX A      MERGER AGREEMENT BY AND AMONG MERGE TECHNOLOGIES INCORPORATED, ADI
             ACQUISITION CORP., ACCUIMAGE DIAGNOSTICS CORP. AND AVIEL FALIKS................................A-1
ANNEX B      NEVADA REVISED STATUTES SECTIONS 92A.300- 92A.500..............................................B-1
ANNEX C      VOTING, PROXY AND OPTION AGREEMENT BY AND BETWEEN AVIEL FALIKS AND
             MERGE TECHNOLOGIES INCORPORATED................................................................C-1
ANNEX D      FORM OF CONSULTING AGREEMENT...................................................................D-1


                           ACCUIMAGE DIAGNOSTICS CORP.
                      400 OYSTER POINT BOULEVARD, SUITE 201
                          SOUTH SAN FRANCISCO, CA 94080


               PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

      The board of directors of AccuImage Diagnostics Corp. solicits the accompanying proxy to be voted at the special meeting of shareholders to be held on Tuesday, January 25, 2005, at 10:00 a.m., Pacific Standard Time, at the principal executive offices of AccuImage located at 400 Oyster Point Boulevard, Suite 201, South San Francisco, California 94080, and at any adjournments or postponements of the special meeting. In this proxy statement, unless the context requires otherwise, references to "we," "us," "our" or "AccuImage," refer to AccuImage Diagnostics Corp.

      Our principal executive offices are located at 400 Oyster Point Boulevard, Suite 201, South San Francisco, California 94080, telephone number (650) 875-0192. The approximate date on which this proxy statement, the accompanying Notice of Special Meeting of Shareholders and proxy card were sent or given to our shareholders entitled to notice of, and to vote at, the special meeting, is January 5, 2005.

      You should rely only on the information contained in this proxy statement in making your decision whether to vote for or against the merger. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated January 5, 2005. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date unless such information is expressly provided as of another date. Neither the mailing of this proxy statement to shareholders nor the payment of cash in the merger creates any implication to the contrary.


        You may revoke your proxy and change your vote at any time before the shares reflected on your proxy card are voted at the special meeting. If you own your shares in your name, you can do this in one of three ways. First, you can send a written notice of revocation to our secretary at our principal executive offices. Second, you can mark, sign, date and return a new proxy card. Third, you can attend the meeting and vote in person. Your attendance alone will not revoke your proxy. If you have instructed a broker, dealer, trustee, bank or other nominee to vote your shares, you must follow the directions received from the broker, dealer, trustee, bank or other nominee to change your instructions.

      Merge Technologies Incorporated, which we refer to as Merge Technologies, has supplied all information contained in this proxy statement relating to Merge Technologies Incorporated, and ADI Acquisition Corp., a wholly-owned subsidiary of Merge Technologies, and AccuImage has supplied all other information contained in this proxy statement, including all information relating to AccuImage.

                           FORWARD LOOKING STATEMENTS

      Certain statements in this proxy statement relating to the proposed acquisition of AccuImage Diagnostics Corp. by Merge Technologies Incorporated contain or are based on "forward-looking" information (that AccuImage believes to be within the definition of such term in the Private Securities Litigation Reform Act of 1995, as amended) and involve risks and uncertainties, many of which are outside of our control. Words such as "may," "will," "intends," "should," "expects," "plan," "projects," "anticipates," "believes," "estimates," "predicts," "potential," "continue," or "opportunity," or the negative of these terms or words of similar import, are intended to identify forward-looking statements.

      These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation, the following risks and uncertainties:

   o not all of the conditions to the closing of the merger may be fulfilled;

   o if the merger agreement is terminated under certain circumstances set forth in the merger agreement, the requirement to pay a termination fee in cash to Merge Technologies could adversely affect our business, financial condition and results of operations;

   o legislative or regulatory changes may adversely affect the businesses in which we are engaged;

   o potential or actual litigation may challenge the proposed transaction;

   o general economic, financial and business conditions may make the merger impractical; and

   o changes in tax laws, and actions of U.S., foreign and local governments, may make the merger less desirable.

      Certain other risk factors are more fully discussed in the section entitled "Risk Factors" in AccuImage's Annual Report on Form 10-KSB for the year ended September 30, 2004 filed with the Securities and Exchange Commission on January 5, 2005 and from time to time in AccuImage's other filings with the Securities and Exchange Commission, including among others, its reports on Form 8-K and Form 10-QSB.

      The forward-looking statements included in this proxy statement are made only as of the date of this proxy statement and AccuImage, Merge Technologies and ADI Acquisition Corp. undertake no obligation to publicly update any of the forward-looking statements made herein, whether as a result of new information, subsequent events or circumstances, changes in expectations or otherwise.

                               SUMMARY TERM SHEET
      THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROXY STATEMENT AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE MERGER FULLY, AND FOR A MORE COMPLETE DESCRIPTION OF THE LEGAL TERMS OF THE MERGER, YOU SHOULD CAREFULLY READ THIS ENTIRE PROXY STATEMENT, THE ANNEXES ATTACHED TO THIS PROXY STATEMENT AND THE DOCUMENTS TO WHICH WE REFER. SEE "WHERE YOU CAN FIND MORE INFORMATION." THE MERGER AGREEMENT, DATED AS OF NOVEMBER 24, 2004, BY AND AMONG MERGE TECHNOLOGIES INCORPORATED, ADI ACQUISITION CORP. , A WHOLLY-OWNED SUBSIDIARY OF MERGE TECHNOLOGIES, ACCUIMAGE AND AVIEL FALIKS IS ATTACHED AS ANNEX A TO THIS PROXY STATEMENT. WE ENCOURAGE YOU TO READ THE MERGER AGREEMENT AS IT IS THE LEGAL DOCUMENT THAT GOVERNS THE MERGER. WE HAVE INCLUDED PAGE REFERENCES IN PARENTHESES TO DIRECT YOU TO THE APPROPRIATE PLACE IN THIS PROXY STATEMENT FOR A MORE COMPLETE DESCRIPTION OF THE TOPICS PRESENTED IN THIS SUMMARY.

THE PARTIES (PAGE 17)

o ACCUIMAGE DIAGNOSTICS CORP. (PAGE 17). AccuImage Diagnostics Corp., a Nevada corporation, is based in South San Francisco and is engaged in the development, marketing and sale of software used for medical data and interactive medical image visualization. The software, which runs on a personal computer, interprets images obtained from leading equipment manufacturers and imaging modalities (e.g. CT, MRI, and ultrasound). Our principal executive offices are located at 400 Oyster Point Boulevard, Suite 201, South San Francisco, California 94080, and our telephone number is (650) 875-0192.

 o MERGE TECHNOLOGIES INCORPORATED (PAGE 17). Merge Technologies Incorporated, a Wisconsin corporation doing business as Merge eFilm, is a healthcare software and services company focused on accelerating the productivity of imaging centers, small- to medium-sized hospitals and clinics with a suite of RIS/PACS products that more efficiently streamline, integrate and distribute image and information workflow across the healthcare enterprise. Since 1987, Merge Technologies has leveraged its healthcare integration and connectivity experience to create workflow solutions that improve its customers' productivity and enhance the quality of care they provide. Merge Technologies' principal executive offices are located at 1126 S. 70th Street, Suite 107B, Milwaukee, WI 53214, and its telephone number is (414) 977-4000.

 o ADI ACQUISITION CORP. (PAGE 17).ADI Acquisition Corp., a Nevada corporation, is a wholly-owned subsidiary of Merge Technologies, formed exclusively for the purpose of effecting the merger. ADI Acquisition Corp. has not conducted any business operations other than in connection with entering into and performing its obligations under the merger agreement. ADI Acquisition Corp.'s principal executive offices are located at 1126 S. 70th Street, Suite 107B, Milwaukee, WI 53214, and its telephone number is (414) 977-4000.

   DR. AVIEL FALIKS. (PAGE 17). Dr. Faliks is our principal shareholder, owning 25,050,000 shares of our common stock or 51.8% of the shares of our common stock outstanding on January 5, 2005. Merge Technologies insisted upon Dr. Faliks joining as a party to the merger agreement in order to personally make the representations and warranties included in the merger agreement and to provide a remedy to Merge Technologies should there be a breach of one or more representations or warranties made by AccuImage and Dr. Faliks in the merger agreement. Dr. Faliks has agreed to personally indemnify Merge Technologies for the breach of any representation or warranty made by AccuImage or Dr. Faliks in the merger agreement up to an aggregate amount of $2,000,000 plus the amount of any payments otherwise paid or payable to Dr. Faliks under a consulting agreement to be entered into between Dr. Faliks and Merge Technologies, a copy of which is attached to this proxy statement as Annex D. Dr. Faliks has agreed to place $1,000,000 of the merger consideration he would otherwise have received upon closing of the merger into an escrow account to secure these indemnity obligations.


MARKET PRICE AND DIVIDEND DATA

   o Our common stock is currently traded on The NASD OTC Bulletin Board under the symbol "AIDP." On November 23, 2004, the last full trading day prior to the public announcement of the proposed merger, our common stock closed at $.065 per share. On December 27, 2004, the last full trading day prior to the record date, our common stock closed at $.115 per share. The average daily closing price of our common stock over the last 30 trading days ended November 23, 2004 was $.065

   o We have never declared a dividend and do not intend to do so in the future. Nevada Revised Statutes section 78.288 limits our ability to pay dividends on our common stock if any such dividend would render AccuImage insolvent. In addition, the merger agreement prohibits us from paying a dividend without the prior written consent of Merge Technologies.

THE SPECIAL MEETING OF SHAREHOLDERS (PAGE 14)

   o DATE, TIME AND PLACE (PAGE 14). The special meeting of shareholders will be held on Tuesday, January 25, 2005, at 10:00 a.m., Pacific Standard Time, at AccuImage's corporate headquarters, located at 400 Oyster Point Boulevard, Suite 201, South San Francisco, California 94080.

   o PURPOSE OF THE SPECIAL MEETING (PAGE 14). At the special meeting, we will ask you to approve and adopt the merger agreement, the merger and the other transactions contemplated by the merger agreement.

   o RECORD DATE; STOCK ENTITLED TO VOTE (PAGE 14). You are entitled to vote at the special meeting if you owned shares of our common stock at the close of business on December 28, 2004, the record date for the special meeting. You will have one vote at the special meeting for each share of our common stock you owned at the close of business on the record date. As of the record date, there were 48,336,295 shares of our common stock entitled to be voted at the special meeting, of which a total of 26,550,000 are beneficially owned by our directors and executive officers. Dr. Aviel Faliks, our Chairman of the Board, Chief Executive Officer and President who holds an aggregate of 25,050,000 or 51.8% of our outstanding shares has agreed to vote his shares in favor of the merger pursuant to the voting, proxy and option agreement, a copy of which is attached to this proxy statement as ANNEX C. We refer to the voting, proxy and option agreement as the "voting agreement" in this proxy statement

   o QUORUM (PAGE 14). The holders of a majority of the outstanding shares of common stock entitled to vote at meetings of shareholders must be present, either in person or by proxy, to constitute a quorum at the special meeting. We will count abstentions, either in person or by proxy, and broker nonvotes (shares held by a broker or other nominee that does not have the authority to vote, and does not vote, on a matter but which otherwise submits a validly executed proxy) for the purpose of establishing a quorum. If less than a quorum is present at the special meeting, it is expected that the special meeting will be adjourned or postponed until such time as a quorum is present.

   o VOTE REQUIRED (PAGE 14). The affirmative vote of a majority of the outstanding shares of AccuImage's common stock is required to approve and adopt the merger agreement, the merger and the other transactions contemplated by the merger agreement. Dr. Faliks, who owns approximately 51.8% of our outstanding shares, has agreed with Merge Technologies to vote or cause to be voted, subject to certain termination rights, all of his shares in favor of the merger, which will be sufficient to approve the merger regardless of the vote of any other shareholders.

THE MERGER (PAGE 19)

      The rights and obligations of the parties to the merger agreement are governed by the specific terms and conditions of the merger agreement and not by any summary or other information in this proxy statement. Therefore, the information in this summary regarding the merger agreement and the merger is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as ANNEX A.

   o REASONS FOR THE MERGER AND RECOMMENDATION OF OUR BOARD OF DIRECTORS (PAGE
     21). After an evaluation of certain business, financial and market factors our board of directors has unanimously determined that the merger and the terms of the merger are advisable, fair to and in the best interests of our shareholders, has unanimously approved the merger agreement and unanimously recommends that our shareholders vote "FOR" the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement.

   o INTERESTS OF ACCUIMAGE'S DIRECTORS AND EXECUTIVE OFFICERS IN THE MERGER (PAGE 22). In considering the recommendation of our board of directors with respect to the merger, you should be aware that certain of our directors and executive officers may have interests in the merger that are different from, or are in addition to, the interests of AccuImage shareholders generally, including those listed below:


     - All of our directors and executive officers hold options and/or warrants exercisable for shares of our common stock. The merger agreement provides that, as a condition to Merge Technologies' obligation to close the merger, all options and warrants for shares of our common stock must be resolved in a manner reasonably satisfactory to Merge Technologies. No options or warrants will be converted into the right to receive a portion of the merger consideration (unless they are exercised prior to closing of the merger). Unless otherwise modified, such options and warrants will remain outstanding unaffected by the merger.


     - The merger agreement provides that at the closing of the merger, Merge Technologies and Dr. Faliks will enter into a consulting agreement in the form attached to this proxy statement as ANNEX D. The consulting period is for a term commencing on the date of the closing of the merger and, unless terminated earlier, expiring on December 31, 2007. Under the consulting agreement Dr. Faliks is to perform certain sales and business development and consultative services and to hold himself available at reasonable times to consult with officers, directors and representatives of Merge Technologies for a transition period of 120 days following the closing of the merger. Dr. Faliks may perform additional services during the transition period and may perform services on behalf of Merge Technologies after the expiration of the transition period, through the remaining term of the consulting agreement. Under the consulting agreement, Dr. Faliks is entitled to receive 15% of the amount by which AccuImage's Software Product Revenues (as defined in the consulting agreement, which is attached to this proxy statement as Annex D) exceed $1,000,000 in any calendar year for years 2005, 2006 and 2007. AccuImage's revenue for fiscal year 2004 was approximately $550,000, meaning that Dr. Faliks will receive payment under the consulting agreement only if Merge Technologies, with the assistance of Dr. Faliks, can roughly double our recent annual revenues. Under the consulting agreement, Dr. Faliks is also entitled to be reimbursed for certain out-of-pocket expenses incurred by Dr. Faliks in performing services under the consulting agreement.

     - The merger agreement also provides that as a condition to closing. Merge Technologies expects to make mutually satisfactory arrangements for the continued employment of certain AccuImage employees.

     - From and after the effective time of the merger, Merge Technologies will cause the surviving corporation of the merger, AccuImage, to indemnify and hold harmless all past and present officers and directors of AccuImage and its subsidiaries, to the full extent such persons may be indemnified by AccuImage pursuant to AccuImage's charter and bylaws, as in effect immediately prior to the effective time, and under applicable laws, for acts or omissions occurring at or prior to the effective time.

     - The merger agreement provides that at closing of the merger, Merge Technologies will cause AccuImage to repay the $1,000,000 aggregate principal amount demand notes issued by AccuImage to Dr. Faliks, including all accrued and unpaid interest on such notes. As of December 20, 2004, the aggregate amount of principal and interest due on such notes was $ 1,006,712.31.

   o APPRAISAL RIGHTS (PAGE 24 AND ANNEX B). Under Nevada law, if you do not vote in favor of approving and adopting the merger agreement and the transactions contemplated by the merger agreement, you have the right to seek appraisal of the fair value of your shares as determined by a Nevada court if the merger is completed, but only if you submit a written demand for an appraisal before the vote on the merger agreement and comply with the appropriate Nevada law procedures.

   o SOURCE OF FUNDS (PAGE 25). Merge Technologies will use its existing cash reserves to fund the aggregate merger consideration.

   o DELISTING AND DEREGISTRATION OF OUR COMMON STOCK (PAGE 25). If the merger is completed, our common stock will be delisted from NASD OTC Bulletin Board and will be deregistered under the Securities Exchange Act of 1934, as amended, as soon as practicable following the effective time of the merger.

   o MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER (PAGE
     25). The merger will be a taxable transaction for United States federal income tax purposes that will generally be treated as a sale or exchange by shareholders of shares of our common stock for the cash merger consideration. Any gain or loss recognized by a shareholder in the merger will generally be capital gain or loss, depending on an individual shareholder's holding period and other factors. TAX MATTERS CAN BE COMPLICATED, AND THE TAX CONSEQUENCES OF THE MERGER TO YOU, INCLUDING THE APPLICATION AND EFFECT OF ANY STATE, LOCAL OR FOREIGN INCOME AND OTHER TAX LAWS, WILL DEPEND ON THE FACTS OF YOUR OWN SITUATION. YOU ARE ENCOURAGED TO CONSULT YOUR OWN TAX ADVISOR TO UNDERSTAND FULLY THE TAX CONSEQUENCES OF THE MERGER TO YOU.

THE MERGER AGREEMENT (PAGE 27)

   o FORM OF THE MERGER (PAGE 27). At the effective time of the merger, ADI Acquisition Corp., a wholly owned subsidiary of Merge Technologies and a party to the merger agreement, will merge with and into AccuImage. AccuImage will survive the merger as a wholly owned subsidiary of Merge Technologies.

   o EFFECTIVE TIME OF THE MERGER (PAGE 27). The merger will become effective upon the filing and acceptance for recording of a certificate of merger with the Secretary of State of the State of Nevada. The filing of the certificate of merger will be made on the date of the closing of the merger.

   o MERGER CONSIDERATION (PAGE 27). If the merger is completed, you will receive approximately $0.12 in cash, without interest, in exchange for each share of our common stock that you own at the effective time of the merger, unless you perfect and exercise your appraisal rights. After the merger is completed, you will have the right to receive the merger consideration, but you will no longer have any other rights as an AccuImage shareholder. Our shareholders will receive the merger consideration after exchanging their AccuImage stock certificates in accordance with the instructions contained in the letter of transmittal to be sent to our shareholders as soon as practicable after the effective time of the merger. The price of approximately $0.12 per share was determined through arm's-length negotiations between Merge Technologies and us and is based on an aggregate purchase price of $6,000,000 divided by 48,336,295 total shares outstanding. The per share merger consideration would be reduced should any outstanding stock options or warrants be exercised prior to closing. In addition, the $6,000,000 aggregate merger consideration, and the resulting per share amount, could be adjusted downward on a dollar-for-dollar basis to the extent that the negative balance of our Net Asset Value on the closing date of the merger exceeds $220,168. For purposes of this computation, "Net Asset Value" means our total assets minus total liabilities determined in accordance with U.S. generally accepted accounting principals, as in effect on November 24, 2004, except that, for purposes of computing our Net Asset Value, the following will be excluded:
     (i) cash received upon exercise of stock options on shares of AccuImage common stock, (ii) up to $80,000 of legal fees incurred by AccuImage in connection with the merger, and (iii) up to $40,000 per full calendar month in operating losses of AccuImage incurred in the ordinary course of business from and after October 1, 2004, pro rated to the closing of the merger. The approximate $0.12 per share in merger consideration is management's estimate of the per share merger consideration after considering the likelihood of exercise of stock options or warrants and bearing in mind the potential downward adjustment based on our Net Asset Value on the closing date of the merger. However, no assurance can be given that there will not be a greater adjustment resulting in a lower per share merger consideration.

   o EFFECT ON STOCK OPTIONS AND WARRANTS (PAGE 28). Each option or warrant issued and outstanding that is vested and exercisable prior to the effective time of the merger may be exercised prior to the effective time in accordance with the terms of such warrant or option and the stock option plan, if applicable. The merger agreement provides that, as a condition to Merge Technologies' obligation to close the merger, all options and warrants for shares of our common stock must be terminated or otherwise resolved in a manner reasonably satisfactory to Merge Technologies. No options or warrants will be converted into the right to receive a portion of the merger consideration (unless they are exercised prior to closing of the merger). Unless otherwise modified, such options and warrants will remain outstanding unaffected by the merger.

   o CONDITIONS TO THE MERGER (PAGE 29). Merge Technologies' obligation to effect the merger is subject to the fulfillment or waiver (if permitted by law), at or prior to the effective time of the merger, of the following conditions, among others:

   - There must have been no material adverse change our business, operations or prospects or certain other recent financial performance or balance sheet criteria, since the date of the merger agreement;

   - We must obtain all consents required in connection with the change in control resulting from the merger under certain agreements by which we are bound;

   - Merge Technologies must secure employment agreements with certain of our employees;

   - We and Dr. Faliks must deliver all necessary documents required under the merger agreement.

     Each of the representations and warranties of AccuImage and Dr. Faliks set forth in the merger agreement must individually and collectively be true and correct in all material respects at and as of the closing date:

   - There cannot be any action, suit or proceeding pending or threatened, where an unfavorable result would prevent, delay or cause the closing to be rescinded or affect materially and adversely Merge Technologies' control of AccuImage after the closing or the right of AccuImage to own its assets or operate its business after the closing;

   - There must be no claims relating to ownership of stock or any other equity of AccuImage not disclosed on the AccuImage stock transfer records;

   - We and Dr. Faliks must have taken all actions in connection with the consummation of the transactions contemplated by the merger agreement reasonably satisfactory to Merge Technologies;

   - Holders of more than 5% of the shares of our common stock issued and outstanding immediately prior to the effective time of the merger must not have properly demanded an appraisal of their shares under Nevada law prior to the closing of the merger;

   - All of our outstanding options and warrants must be terminated or otherwise resolved in a manner reasonably satisfactory to Merge Technologies; and

   - We must enter into a consulting agreement or similar agreement with Leon Kaufman covering the period since expiration of his prior agreement with AccuImage on the same terms and conditions as such prior agreement.

     Our obligation and the obligation of Dr. Faliks to effect the Merger are subject to the fulfillment or waiver, at or prior to the effective time of the merger, of the following conditions, among others:

   - Each of the representations and warranties of Merge Technologies set forth in the Merger Agreement Eust be true and correct in all material respects at and as of the closing date;

   - There cannot be any action, suit or proceeding pending or threatened, where an unfavorable result would prevent consummation of any of the transactions contemplated by the merger agreement or cause any of the transactions contemplated by the merger agreement to be rescinded;

   - Merge Technologies must deliver the merger consideration and all necessary documents required under the merger agreement;

   - Merge Technologies must execute and deliver the consulting agreement;

   - Holders of more than 5% of the shares of our common stock issued and outstanding immediately prior to the effective time of the merger must not have properly demanded an appraisal of their shares under Nevada law prior to the closing of the merger.

   - Our shareholder approval must have been obtained.


   o TERMINATION OF THE MERGER AGREEMENT (PAGE 31). The merger agreement may be terminated at any time prior to the closing of the merger, whether before or after any approval of the matters presented in connection with the merger by our shareholders:

   - by mutual written consent of Merge Technologies and us;

   - by either us or Merge Technologies, if (i) the merger has not been consummated prior to March 31, 2005, (ii) there is a final and non-appealable court order permanently enjoining, restraining or otherwise prohibiting the consummation of the merger; (iii) our board of directors has adversely modified or withdrawn its recommendation, approval or adoption of the merger or the merger agreement, or has resolved to do so;
     (iv) our board of directors recommends to our shareholders any acquisition proposal involving us by a third party or has resolved to do so; or (v) our shareholders do not approve the merger agreement;

   - by us, if there has been a material breach by Merge Technologies of any representation, warranty, covenant or agreement contained in the merger agreement which cannot be cured prior to March 31, 2005;

   - by Merge Technologies, if there has been a breach by us or Dr. Faliks of any representation, warranty, covenant or agreement contained in the merger agreement which (i) would result in a material adverse change in AccuImage or a material adjustment to our financial performance, and (ii) cannot be cured prior to March 31, 2005;

   o EXPENSES AND FEES (PAGE 32).

   - TERMINATION FEE. We must pay Merge Technologies a termination fee in cash if the merger agreement is terminated under certain circumstances involving our entering into an agreement to be acquired by another company. The amount of the termination fee is the greater of (i) 5% of the aggregate consideration in such other transaction or (ii) 25% of the difference between the amount received in such other transaction and $6,000,000.

   - EXPENSES. Other than the termination fees described above, the parties to the merger agreement will bear their respective costs and expenses incurred in connection with the merger agreement, whether or not the merger is consummated.

   o NO SOLICITATION BY ACCUIMAGE (PAGE 32). So long as the merger agreement is in effect, AccuImage may not solicit any proposal from a third party with respect to the acquisition of AccuImage by means of a merger, reorganization, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction or any purchase or sale of any significant portion of the assets or equity securities of it or any of its subsidiaries, other than as disclosed by Merge Technologies in accordance with the merger agreement. Under certain conditions, AccuImage may terminate the merger agreement to accept an acquisition proposal from a third party which is superior to that offered by Merge Technologies in the merger agreement that Merge Technologies has elected not to match. If AccuImage terminates the merger agreement to accept a superior proposal, we will be required to pay Merge Technologies a termination fee in an amount equal to the greater of (i) five percent (5%) of the aggregate consideration received in the superior proposal or (ii) twenty-five percent (25%) of the difference between the amount received in the superior proposal and $6,000,000.

VOTING AGREEMENT (PAGE 38 AND ANNEX C)

         Dr. Aviel Faliks, our Chairman, Chief Executive Officer, President and a member of our board of directors, who owns 25,050,000 shares, representing approximately 51.8% of the outstanding shares of our common stock as of the record date, has entered into a voting, proxy and option agreement with Merge Technologies. Pursuant to the voting agreement, Dr. Faliks has agreed, among other things, to vote or cause to be voted all shares of our common stock over which he has voting power (i) in favor of approval and adoption of the merger agreement, the merger and the other transactions contemplated by the merger agreement and (ii) against any takeover proposal involving us by a third party and any other matters which could reasonably be expected to impede, interfere, delay or adversely affect the merger and the other transactions contemplated by the merger agreement. Dr. Faliks further agreed not to sell or transfer the shares of our common stock held by him prior to the termination of the voting agreement. At the time the voting agreement was entered into, Dr. Faliks owned 34,050,000 shares of our common stock, or approximately 59.4% of our shares then outstanding. On December 16, 2004, Dr. Faliks contributed back to the company all 9,000,000 shares of common stock that he purchased or was granted during calendar year 2004. Merge Technologies and ADI Acquisition Corp consented to that contribution by Dr. Faliks.

         QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING

      The following questions and answers are provided for your convenience and briefly address some commonly asked questions about the proposed transaction and the special meeting of AccuImage shareholders. You should carefully read this entire proxy statement, including each of the annexes attached to this proxy statement.

Q: WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

A: You are receiving this proxy statement and proxy card because as of the close of business on December 28, 2004 you owned shares of common stock of AccuImage. This proxy statement describes the issues on which we would like you, as a shareholder, to vote. It also gives you information about these issues so that you can make an informed decision.

Q: WHAT AM I VOTING ON?

A: You are being asked to consider and vote to approve and adopt the merger agreement, pursuant to which Merge Technologies will acquire AccuImage through the merger of a wholly owned subsidiary of Merge Technologies with and into AccuImage, and the other transactions contemplated thereby. As a result of the merger, AccuImage will become a wholly owned subsidiary of Merge Technologies.

Q: WHAT WILL ACCUIMAGE SHAREHOLDERS RECEIVE IN THE MERGER?

A: In the merger, each outstanding share of AccuImage common stock will be converted into the right to receive approximately $0.12 in cash, without interest, unless you perfect and exercise your appraisal rights described below. AccuImage shareholders will not have the option to receive Merge Technologies common stock in exchange for their shares of AccuImage common stock instead of cash. AccuImage shareholders as of the record date for the special meeting will have appraisal rights with respect to their shares of AccuImage common stock. The shares of AccuImage common stock held by those shareholders who properly follow the procedures necessary to exercise their appraisal rights will not be immediately converted into the right to receive approximately $0.12 in cash, without interest, but rather will be entitled to have their shares of our common stock appraised and receive the "fair value" of the shares in cash as determined by a Nevada court in lieu of the consideration the shareholders would otherwise be entitled to receive under the merger agreement.

Q: WHAT WILL HAPPEN TO OUTSTANDING AND PREVIOUSLY UNEXERCISED STOCK OPTIONS OR
   WARRANTS?

A: Each option or warrant on shares of AccuImage common stock that is issued and outstanding and that is vested and exercisable prior to the effective time of the merger may be exercised prior to the effective time in accordance with the terms of such warrant or option and the stock option plan, if applicable. The merger agreement provides that, as a condition to Merge Technologies' obligation to close the merger, all options and warrants for shares of our common stock must be terminated or otherwise resolved in a manner reasonably satisfactory to Merge Technologies. No options or warrants will be converted into the right to receive a portion of the merger consideration (unless they are exercised prior to closing of the merger). Unless otherwise modified, such options and warrants will remain outstanding unaffected by the merger.



Q: WHAT WILL HAPPEN TO MY SHARES OF ACCUIMAGE COMMON STOCK AFTER THE MERGER?

A: Following consummation of the merger, your shares of our common stock will represent solely the right to receive the merger consideration of approximately $0.12 per share in cash, without interest, unless you perfect and exercise your appraisal rights, and trading in our common stock on The NASD OTC Bulletin Board will cease. Price quotations for our common stock will no longer be available and we will cease filing periodic reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, as soon as we are legally allowed to do so.

Q: DOES MERGE TECHNOLOGIES HAVE THE FINANCIAL RESOURCES TO PAY THE AGGREGATE
   MERGER CONSIDERATION?

A: The aggregate consideration payable to our shareholders and option holders in the merger is approximately $6,000,000. Merge Technologies has advised us that the aggregate merger consideration will be funded from Merge Technologies' or an affiliate's existing cash reserves. There is no financing condition to the consummation of the merger.

Q: WILL THE MERGER BE TAXABLE TO ACCUIMAGE SHAREHOLDERS?

A: Yes. The merger is a taxable transaction and, for U.S. federal income tax purposes will generally be treated as a sale of your shares of our common stock in exchange for the consideration you receive in the merger. You should read "The Merger -- Material United States Federal Income Tax Consequences of the Merger" beginning on page 25 for a more complete discussion of the U.S. federal income tax consequences of the merger. We also urge you to consult your own tax advisors to determine the effect of the merger on you under applicable federal, state, local and foreign tax laws.

Q: WHEN WILL THE MERGER BE COMPLETED AND WHEN WILL PAYMENT BE RECEIVED?

A: The closing of the merger will occur on the second business day following the satisfaction or waiver of the conditions to the merger contained in the merger agreement or at such other time as the parties may agree. We are working toward completing the merger as quickly as possible. We anticipate that the merger will be completed during the first quarter of 2005. However, the merger cannot be completed without first receiving the approval of the AccuImage shareholders as described in this proxy statement. Detailed instructions with regard to the surrender of your stock certificates, together with a letter of transmittal, will be mailed to you promptly following the completion of the merger. You should not submit your certificates to us or the paying agent until you have received these materials. The paying agent will send payment for your shares promptly after the paying agent receives your stock certificates and other required documents.

Q: WHO IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS?

A: Holders of record of shares of AccuImage common stock as of the close of business on December 28, 2004 are entitled to vote on the merger agreement, the merger and the other transactions contemplated by the merger agreement.

Q: WHEN AND WHERE IS THE SPECIAL MEETING OF SHAREHOLDERS?

A: The special meeting of shareholders will be held on Tuesday, January 25, 2005 at 10:00 a.m., Pacific Standard Time, at AccuImage's corporate headquarters, located at 400 Oyster Point Boulevard, Suite 201, South San Francisco, California 94080.

Q: WHAT SHAREHOLDER APPROVAL IS REQUIRED TO APPROVE AND ADOPT THE MERGER
   AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT?

A: The affirmative vote of a majority of the outstanding shares of AccuImage common stock is required to approve and adopt the merger agreement and the transactions contemplated by the merger agreement. As of the record date, there were 48,336,295 shares of AccuImage common stock outstanding, of which approximately 51.8% were beneficially owned by Dr. Faliks. Dr. Faliks has agreed with Merge Technologies to vote, or cause to be voted, all of the shares of AccuImage common stock he owned and has a right to vote to approve the merger and the merger agreement, subject to certain termination rights. Dr. Faliks' vote will be sufficient to approve the merger and the merger agreement regardless of the vote of any other shareholder.


Q: DOES ACCUIMAGE'S BOARD OF DIRECTORS RECOMMEND THE APPROVAL AND ADOPTION OF
   THE MERGER AGREEMENT?

A: Yes. AccuImage's board of directors unanimously recommends that AccuImage shareholders vote "FOR" the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement. AccuImage's board of directors considered many factors in deciding to recommend the approval and adoption of the merger agreement, including, among others, other available strategic alternatives, and the premium offered by Merge Technologies to the market price of AccuImage common stock at the time our board of directors decided to recommend to our shareholders the approval and adoption of the merger agreement. The approximately $0.12 cash per share merger consideration represents a premium of approximately 84.6% to the closing price of our common stock on November 23, 2004, the last trading day before the public announcement of the signing of the merger agreement.


Q: WHERE CAN I LEARN MORE ABOUT MERGE TECHNOLOGIES AND ACCUIMAGE?

A: AccuImage and Merge Technologies, file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that AccuImage and Merge Technologies file with the Securities and Exchange Commission at the Securities and Exchange Commission's Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. These Securities and Exchange Commission filings are also available to the public at the Internet site maintained by the Securities and Exchange Commission at http://www.sec.gov.

Q: WHOM SHOULD I CONTACT IF I HAVE QUESTIONS?

A: If you would like additional copies, without charge, of this proxy statement or if you have questions about the merger, including the procedures for voting your shares, you should contact us as follows:

        AccuImage Diagnostics Corp.
        Attn:  Ray Vallejo
        400 Oyster Point Boulevard
        Suite 201
        South San Francisco, CA
        (650) 875-0192

Q: AM I ENTITLED TO APPRAISAL RIGHTS?

A: Yes, if you are a holder of record under Nevada law, if you do not vote in favor of approving and adopting the merger agreement and the transactions contemplated by the merger agreement, you have the right to seek appraisal of the fair value of your shares as determined by a Nevada court if the merger is completed, but only if you submit a written demand for an appraisal before the vote on the merger agreement and comply with the appropriate Nevada law procedures. You should read "The Merger -- Appraisal Rights" beginning on page 24 and ANNEX B to this proxy statement for a more complete discussion of your appraisal rights.


Q: WHAT DO I NEED TO DO NOW?

A: We urge you to read this proxy statement carefully, including its annexes, and to consider how the merger affects you. Then mark, sign, date and return the enclosed proxy card in the postage-paid envelope provided.

Q: WHAT HAPPENS IF I DO NOT RETURN A PROXY CARD?

A: The failure to return your proxy card will have the same effect as voting against the merger.

Q: MAY I VOTE IN PERSON?

A: Yes. You may vote in person at the special meeting, rather than signing and returning your proxy card, if you own shares in your own name. Provided that you bring a legal proxy from your broker, dealer, trustee, bank or other nominee and present it at the special meeting, you may also vote in person at the special meeting if your shares are held in "street name" through a broker, dealer, trustee, bank or other nominee. You may also be asked to present photo identification for admittance.

Q: MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: Yes. You may change your vote at any time before the shares reflected on your proxy card are voted at the special meeting. If you own your shares in your name, you can do this in one of three ways. First, you can send a written notice of revocation to our secretary at our principal executive offices. Second, you can mark, sign, date and return a new proxy card. Third, you can attend the meeting and vote in person. Your attendance alone will not revoke your proxy. If you have instructed a broker, dealer, trustee, bank or other nominee to vote your shares, you must follow the directions received from the broker, dealer, trustee, bank or other nominee to change your instructions.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY
   SHARES FOR ME?

A: Your broker will not vote your shares without instructions from you. You should instruct your broker to vote your shares, following the instructions provided by your broker. Without instructions, your shares will not be voted, which will have the effect of a vote against the merger.

Q: WHO IS SOLICITING MY PROXY?

A: The board of directors of AccuImage is soliciting your proxy. Officers and other employees of AccuImage may participate in soliciting proxies by mail, telephone, facsimile or e-mail.

Q: SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A: No. If the merger is completed, you will receive written instructions for exchanging your shares of our common stock for the merger consideration of approximately $0.12 per share in cash, without interest, unless you exercise and perfect your appraisal rights.

                       THE SPECIAL MEETING OF SHAREHOLDERS

DATE, TIME AND PLACE

         We will hold the special meeting on January 25, 2005 at 10:00 a.m., Pacific Standard Time, at AccuImage's corporate headquarters, located at 400 Oyster Point Boulevard, Suite 201, South San Francisco, California 94080.

PURPOSE OF THE SPECIAL MEETING

         At the special meeting, we will ask you to approve and adopt the merger agreement and the transactions contemplated by the merger agreement. AccuImage's board of directors unanimously (i) approved and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement, (ii) declared that it is in the best interests of our shareholders that we enter into the merger agreement and complete the merger on the terms and conditions in the merger agreement and (iii) recommended that you approve and adopt the merger agreement and the transactions contemplated by the merger agreement.

RECORD DATE; STOCK ENTITLED TO VOTE; QUORUM

         Only holders of record of shares of our common stock at the close of business on December 28, 2004, the record date, are entitled to notice of and to vote at the special meeting. On the record date, 48,336,295 shares of our common stock were issued and outstanding and held by approximately 105 holders of record. Each holder of record of common stock will be entitled to one vote per share at the special meeting on the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement.

         The holders of a majority of the outstanding shares of common stock must be present, either in person or by proxy, to constitute a quorum at the special meeting. We will count abstentions, either in person or by proxy, and broker nonvotes (shares held by a broker or other nominee that does not have the authority to vote, and does not vote, on a matter but which otherwise submits a validly executed proxy) for the purpose of establishing a quorum. If a quorum is present at the special meeting, the quorum cannot be broken by the withdrawal of enough shareholders such that less than a quorum remains and the remaining shareholders may continue to transact business until adjournment. If a quorum is not present at the special meeting, the holders of a majority of the common stock represented at the special meeting, or if no shareholder entitled to vote is present at the meeting, any officer of AccuImage, may adjourn the meeting to solicit additional proxies. In the event that a quorum is not present at the special meeting, it is expected that the meeting will be adjourned or postponed to solicit additional proxies.

VOTE REQUIRED

         The approval and adoption of the merger agreement and the transactions contemplated by the merger agreement requires the affirmative vote of a majority of the outstanding shares of our common stock. If you abstain from voting, either in person or by proxy, or do not instruct your broker or other nominee how to vote your shares, it will effectively count as a vote against the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement.

VOTING BY OUR DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN SHAREHOLDERS

         At the close of business on the record date, our directors and executive officers were entitled to vote 26,550,000 shares of our common stock, representing approximately 54.9 of the outstanding shares of our common stock on that date. In connection with the merger agreement, Dr. Faliks, our chairman, chief executive officer and president and one of our directors, entered into the voting agreement with Merge Technologies. Among other things, under the voting agreement Dr. Faliks agreed to vote or cause to be voted all shares of our common stock over which he has voting power in favor of approval and adoption of the merger agreement, the merger and the other transactions contemplated by the merger agreement. As of the record date, Dr. Faliks held 25,050,000 shares of our common stock, representing approximately 51.8% of the outstanding shares of our common stock as of that date. Dr. Faliks further agreed not to sell or transfer the shares of our common stock held by him prior to the termination of such voting agreement. At the time the voting agreement was entered into, Dr. Faliks owned 34,050,000 shares of our common stock, or approximately 59.4% of our shares then outstanding. On December 16, 2004, Dr. Faliks contributed back to the company all 9,000,000 shares of common stock that he purchased or was

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granted during calendar year 2004. Merge Technologies and ADI Acquisition Corp.
consented to that contribution by Dr. Faliks. See "Voting Agreement" on page 38 for additional information regarding the voting agreement.

VOTING OF PROXIES

         You may vote your proxy by mail as explained on the enclosed proxy card. Voting your proxy does not limit your right to vote in person should you decide to attend the special meeting. If your shares are held in the name of a broker, dealer, trustee, bank or other nominee, you will be provided voting instructions from the nominee and, in order to vote at the special meeting, you must obtain a legal proxy, executed in your name, from the nominee. You may be asked to present photo identification for admittance to the special meeting if your shares are held in the name of a broker, dealer, trustee, bank or other nominee.


         If you vote by mail and the returned proxy card is completed, signed and dated, your shares will be voted at the special meeting in accordance with your instructions. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed and dated, but you do not fill out the voting instructions on the proxy card, the shares represented by your proxy will be voted "FOR" the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement.

         The persons you name as proxies may propose and vote for one or more adjournments or postponements of the special meeting, including adjournments or postponements to permit further solicitations of proxies. No proxy voted against the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement will be voted in favor of any adjournment or postponement.

         We do not expect that any matter other than the proposal to approve and adopt the merger agreement and the transactions contemplated by the merger agreement will be brought before the special meeting. If, however, our board of directors properly presents any other matters, the persons named as proxies will vote in accordance with their judgment as to matters that they believe to be in the best interests of our shareholders.

         DO NOT SEND YOUR STOCK CERTIFICATES WITH YOUR PROXY. A LETTER OF TRANSMITTAL WITH INSTRUCTIONS FOR THE SURRENDER OF ACCUIMAGE'S COMMON STOCK CERTIFICATES WILL BE MAILED TO OUR SHAREHOLDERS AS SOON AS PRACTICABLE AFTER COMPLETION OF THE MERGER.

REVOCABILITY OF PROXIES

         If you hold your shares in your name, you have the unconditional right to revoke your proxy at any time prior to its exercise by employing any of the following methods:

   o delivering a written notice of revocation to the secretary of AccuImage at our principal executive offices;

   o signing and delivering a later-dated proxy after the date of the previously submitted proxy; or

   o  voting in person at the special meeting.

         The revocation of your proxy by written notice or your later-dated proxy will be effective only if the secretary of AccuImage receives the written notice or later-dated proxy prior to the day of the special meeting or if the inspector of elections receives the written notice or later-dated proxy at the special meeting. Your attendance at the special meeting without further action will not automatically revoke your proxy.

         If you have instructed a broker, dealer, trustee, bank or other nominee to vote your shares, you must follow the directions received from such nominee to change these instructions.

ADJOURNMENTS OR POSTPONEMENTS

         Although it is not expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies or for other reasons as determined by the chairman of the meeting. Any adjournment or postponement

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

may be made without notice, including by an announcement made at the special meeting, by the chairman of the meeting in his sole discretion. If the special meeting is adjourned or postponed for the purpose of soliciting additional proxies or for other reasons, we will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use.

SOLICITATION OF PROXIES

         Our board of directors is soliciting your proxy. In addition to the solicitation of proxies by use of the mail, officers and other employees of AccuImage may solicit the return of proxies by personal interview, telephone, e-mail or facsimile. We will not pay additional compensation to our officers and employees for their solicitation efforts, but we will reimburse them for any out-of-pocket expenses they incur in their solicitation efforts. We will request that brokerage houses and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of stock registered in their names. AccuImage will bear all costs of preparing, assembling, printing and mailing the Notice of Special Meeting of Shareholders, this proxy statement, the enclosed proxy card and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation; provided that Merge Technologies will bear the costs for its legal counsel and other representatives in relation to the preparation of such materials.

HOUSEHOLDING OF PROXY MATERIALS

         Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements. "Householding" means that only one copy of this proxy statement may have been sent to a household shared by multiple shareholders unless such nominee received contrary instructions from one or more of the shareholders. Upon written or oral request, we will promptly deliver a separate copy of this proxy statement to any shareholder at a shared address to which a single copy of the document was delivered. All requests should be made to: AccuImage Diagnostics Corp., 400 Oyster Point Boulevard, Suite 201, South San Francisco, California 94080,
Attention: Ray Vallejo.

                                   THE PARTIES

ACCUIMAGE DIAGNOSTICS CORP.

            AccuImage was organized on February 2, 1990 under the laws of the state of Nevada as Black Pointe Holdings, Inc. On June 26, 1996, AccuImage changed its name to AccuImage Diagnostics Corp.

            On September 30, 1997, pursuant to a Stock Exchange Agreement, we acquired all of the outstanding shares of AccuImage, Inc., a Nevada corporation, which owned the exclusive rights to certain computer software and technology, which we had been licensing. Subsequent to the exchange, AccuImage, Inc. was dissolved.

            We are based in South San Francisco and are engaged in the development, marketing and sale of software used for medical data and interactive medical image visualization. The software, which runs on a personal computer, interprets images obtained from leading equipment manufacturers and imaging modalities (e.g., CT, MRI, and Ultrasound).

            We provide our software to three different markets. First, we offer hospitals, clinics and medical professionals a scalable solution for transmitting data on the Internet and enhancing the diagnostic value of data already obtained. Second, we sell to Original Equipment Manufacturers ("OEMs") of medical acquisition devices a customizable version that adds value to their core products. Third, we offer vendors who sell Picture and Archiving Communication Systems a medical diagnostic software package that complements and enhances their existing product line.

         Our principal executive offices are located at 400 Oyster Point Boulevard, Suite 201, South San Francisco, California 94080, and our telephone number is (650) 875-0192. Additional information regarding AccuImage is contained in our filings with the Securities and Exchange Commission. See "Where You Can Find More Information" on page 40.

MERGE TECHNOLOGIES INCORPORATED

          Merge Technologies, Incorporated is a Wisconsin corporation that does business as "Merge eFilm". Merge Technologies is a global healthcare software and services company focused on accelerating the productivity of imaging centers, small- to medium-sized hospitals and clinics with a suite of RIS/PACS products that more efficiently streamline, integrate and distribute image and information workflow across the healthcare enterprise. Since 1987, Merge Technologies has leveraged its healthcare integration and connectivity experience to create workflow solutions that improve its customers' productivity and enhance the quality of care they provide.

         Merge Technologies' principal executive offices are located at 1126 S. 70th Street, Suite 107B, Milwaukee, WI 53214, and its telephone number is (414) 977-4000. Additional information regarding Merge Technologies is contained in Merge Technologies' filings with the Securities and Exchange Commission. See "Where You Can Find More Information" on page 40.

ADI ACQUISITION CORP.

         ADI Acquisition Corp. is a newly formed Nevada corporation and a wholly -owned subsidiary of Merge Technologies. ADI Acquisition Corp. has not conducted any business operations other than in connection with entering into and performing its obligations under the merger agreement. ADI Acquisition Corp.'s principal executive offices are located at 1126 S. 70th Street, Suite 107B, Milwaukee, Wisconsin 53214, and its telephone number is (414) 977-4000.


DR. AVIEL FALIKS

         Dr. Faliks is our principal shareholder, owning 25,050,000 shares of our common stock or 51.8% of the shares of our common stock outstanding on January 5, 2005. Merge Technologies insisted upon Dr. Faliks joining as a party to the merger agreement in order to personally make the representations and warranties included in the merger agreement and to provide a remedy to Merge Technologies should there be a breach of one or more representations or warranties made by AccuImage and Dr. Faliks in the merger agreement. Dr. Faliks has agreed to personally indemnify Merge Technologies for losses suffered by Merge Technologies as a result of any breach of any representation or warranty made by AccuImage or Dr. Faliks in the merger agreement up to an aggregate amount of $2,000,000 plus the amount of any payments otherwise paid or payable to Dr. Faliks under the consulting agreement. Dr. Faliks has agreed to place $1,000,000 of the merger consideration he would otherwise have received upon closing of the merger into an escrow account to secure these indemnity obligations.

                                   THE MERGER

BACKGROUND OF THE MERGER

         Communications between the parties began on March 29, 2004 when Dr. Faliks called David Noshay, Merge Technologies' Vice President of Business Development. AccuImage had identified Merge Technologies as a potential reseller or licensee of AccuImage products. The purpose of the call was to discuss whether there was any interest in such a business relationship. Dr. Faliks and Mr. Noshay spoke by telephone several more times during the spring to discuss more specifically the features of the AccuImage products. Mr. Noshay then arranged for a meeting between Dr. Faliks and William C. Mortimore, the Chairman of the board of directors and Chief Strategist of Merge Technologies.

         At the initial meeting between Dr. Faliks, Dr. Leon Kaufmann, AccuImage's head of research and Mr. Mortimore, held on June 4, 2004 at the Milwaukee office of Merge Technologies, Drs. Faliks and Kaufmann provided an overview of AccuImage, its products, history and prospects.

         On July 19, 2004, Drs. Faliks and Kaufmann again visited Merge Technologies' offices in Milwaukee where they met with Messrs. Mortimore and Noshay to provide an overview of AccuImage's plug-ins and to describe in detail the functionalities of the AccuImage software. These discussions continued to be focused around an opportunity for Merge Technologies to sell AccuImage products.

         On July 26, 2004, Mr. Mortimore called Dr. Faliks to ask permission to speak about the AccuImage products with Dr. Hirsch Handmaker, an AccuImage board member and a Merge Technologies customer, Ron Shilling, an AccuImage board member, and Dr. John Rumberger, an expert on calcium scoring. Dr. Faliks provided Mr. Mortimore with the contact information for those individuals and encouraged Mr. Mortimore to contact them about the AccuImage products.

         At the August 17, 2004 meeting of the AccuImage board of directors, Dr. Faliks briefed the board generally about the company's efforts to find strategic sales partners including, Hitachi Medical Systems, Cedara Software Corp., Philips, Cerner and SourceOneHealth. Dr. Faliks noted that Merge Technologies had expressed a strong interest in a relationship and that a follow up meeting was scheduled in September.

         In the first of two meetings held in September between the management of AccuImage and Merge Technologies, Mr. Mortimore met with Dr. Faliks, Mr. Ray Vallejo, the Chief Operating Officer of AccuImage and Mr. Jeff Watts, AccuImage's head of engineering on September 1, 2004, at the offices of AccuImage in South San Francisco. The meeting participants discussed AccuImage's products, intellectual property and human capital. Dr. Faliks shared his thoughts about a transaction involving the acquisition of AccuImage by Merge Technologies, and his estimate of the valuations of AccuImage. Mr. Mortimore communicated to the meeting participants that Merge Technologies had an interest in the assets of AccuImage and would like to pursue further discussion with other members of AccuImage's management , including its Chief Technology Officer.

         On September 22, 2004, Dr. Faliks, Dr. Kaufman and Mr. Watts, AccuImage's visited Merge Technologies' Ohio office to perform a full demonstration of the AccuImage products for Mr. Tim Kulbago, Merge Technologies' Chief Technology Officer, Mr. Mortimore and Dr. Frank Seidelmann, a member of the board of directors of Merge Technologies and owner of medical imaging centers. All of AccuImage's products were demonstrated and competitive strengths were highlighted.

         On September 24, 2004, Mr. Mortimore and Dr. Faliks engaged in a telephone conversation, during which Mr. Mortimore advised Dr. Faliks of Merge Technologies' interest in AccuImage and receptiveness to exploring an acquisition transaction.

         On September 27 and 28, Dr. Faliks provided feedback to his fellow AccuImage board members regarding status of discussions with Merge Technologies. On October 8, Mr. Mortimore contacted Dr. Faliks and asked Dr. Faliks to provide some customer references. AccuImage provided Mr. Mortimore with a list of twelve customers. Mr. Mortimore contacted these customer references to discuss AccuImage products and explained to them that Merge Technologies may be interested in licensing AccuImage products.

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

         On October 7, with the consent of Dr. Faliks, Mr. Mortimore met with Dr. Kaufamnn in San Francisco, where they discussed the intellectual property assets of AccuImage.

         On October 10, 2004, Mr. Mortimore telephoned Dr. Faliks to express Merge Technologies' desire to pursue talks involving Merge Technologies acquiring AccuImage. Scott Veech, Merge Technologies' Chief Financial Officer participated in the call. Later that day, Mr. Veech and an investment banker again called Dr. Faliks and made a first offer relating to an acquisition of AccuImage. Dr. Faliks indicated that he thought the offer was too low and that he was going to discuss the offer with his fellow board members. Dr. Faliks contacted the other AccuImage board members and discussed the proposal. The board members expressed their support for continuing merger discussions with Merge Technologies.

         The nondisclosure agreement between AccuImage and Merge Technologies was signed on October 14, 2004. That same day, Messrs. Mortimore and Kulbago, of Merge Technologies, met at AccuImage's South San Francisco office with Mr. Vallejo and other AccuImage representatives to perform technical due diligence.

         From October 14 through October 21, Dr. Faliks and Mr. Veech continued to discuss a potential business combination. These discussions culminated in a term sheet being sent by Merge Technologies' Chief Executive Officer, Richard Linden, to Dr. Faliks on October 21, 2004. On October 22, 2004, Dr. Faliks distributed the term sheet to the other AccuImage board members for their review. Dr. Faliks discussed the term sheet with each member of the board and arranged for a telephonic board meeting to be held on October 28, 2004.

         On October 28, the AccuImage board held a telephonic board meeting. During the board meeting, the term sheet was discussed as were the other alternatives available to AccuImage. The board approved resolutions authorizing Dr. Faliks to continue to negotiate with Merge Technologies based on the term sheet and subject to Merge Technologies' continued due diligence.

         On October 29, Messrs. Veech and Linden visited the AccuImage offices to view a web demonstration of the AccuImage products and to further discuss a possible acquisition of AccuImage. In addition, Messrs. Veech and Linden met with AccuImage staff, discussed integration plans with Dr. Faliks and reviewed the process of advancing toward a definitive agreement. On November 4, AccuImage performed a web demonstration of the AccuImage products for the Merge Technologies' Customer Advisory Panel in order for Merge Technologies to get feedback on the AccuImage products.

         From October 29 through November 8, Dr. Faliks continued to negotiate acquisition terms with Merge Technologies' representatives. On November 8, Dr. Faliks spoke with fellow AccuImage board members Messrs. Shilling, Handmaker, Goswami, and Lew regarding progress in negotiations, outstanding transaction issues and status of the ongoing due diligence being performed by Merge Technologies. A tentative board meeting was scheduled for November 19 to discuss and consider the proposed acquisition by Merge Technologies.

         On November 17 and 18, Mr. Steve Oreskovich, Merge Technologies' Controller and Mr. George Rosic, Merge Technologies' principal outside counsel visited AccuImage's offices to perform legal and financial due diligence.

         A meeting of the board of directors of Merge Technologies was held on November 17, 2004. The directors were also presented financial data regarding AccuImage and the merger consideration. Following these presentations, the directors discussed the potential acquisition and unanimously determined that the merger agreement was advisable and in the best interests of its shareholders, approved and declared the advisability of the merger and related matters.

         On November 19, Dr. Faliks spoke with fellow board members regarding the status of negotiations with Merge Technologies. The next board meeting was tentatively scheduled for November 22.

         From November 8 through November 24, Merge Technologies and AccuImage and their respective representatives and legal counsel prepared, negotiated and distributed numerous drafts of the merger agreement, voting agreement and consulting agreement.

         On November 23, AccuImage's auditors released preliminary fiscal year 2004 financial statements for AccuImage. Later that day, agreement was reached on the merger agreement, voting agreement, consulting agreement and escrow agreement. Dr. Faliks distributed final copies of these documents to board members via email and an AccuImage board meeting was held by teleconference on the evening of November 23. At the board meeting, the board discussed the principal terms of the merger agreement, the merger and the related documents. After further discussion, the board unanimously (i) approved and declared advisable the merger agreement and the transactions contemplated thereby and authorized the execution and delivery of the merger agreement, (ii) determined that the merger is fair to, and in the best interests of, AccuImage's shareholders, and (iii) recommended that the AccuImage shareholders approve and adopt the merger agreement and the merger.

         In the early morning of November 24, the parties executed the merger agreement and the voting agreement. Later in the morning on November 24, AccuImage and Merge Technologies issued a joint press release announcing the execution of the merger agreement.

REASONS FOR THE MERGER AND RECOMMENDATION OF OUR BOARD OF DIRECTORS

          Our board of directors has unanimously determined that the acquisition of AccuImage by Merge Technologies is advisable, fair to and in the best interests of our shareholders. The decision of the board to approve and enter into the merger agreement and to recommend that shareholders vote "FOR" the approval and adoption of the merger agreement was the result of careful consideration of numerous factors by the board, including, without limitation, the following:

   o MERGER CONSIDERATION PREMIUM. The approximately $0.12 per share merger consideration represents a premium of approximately 84.6% to the closing price of our common stock on November 23, 2004, the last trading day before the public announcement of the signing of the merger agreement.

   o CONDITIONS TO CLOSING. The absence of a financing condition to the merger and the perceived ability of Merge Technologies to fund the aggregate merger consideration were considered to make consummation of the merger more likely.

   o ABILITY TO ACCEPT A SUPERIOR PROPOSAL. The provisions of the merger agreement that permit the board of directors to consider an unsolicited superior proposal were deemed necessary to enable the board of directors to comply with its fiduciary duties to the shareholders of AccuImage.

   o INDEPENDENCE RISKS. The board of directors believed that a sale to Merge Technologies was more favorable to our shareholders than remaining independent based on the potential value of such alternative and the risks associated with remaining independent. The main strategic and operational risks associated with AccuImage remaining independent include:

    -Risks associated with increased competition and generating revenue growth;

    -Risks associated with the costs of complying with the reporting requirements of the Securities Exchange Act of 1934, as amended, including the costs of compliance with applicable provisions of the Sarbanes-Oxley Act of 2002;

    -Risks associated with executing our business plan while achieving profitability; and

    -Risks associated with liquidity and funding available to AccuImage.

     In determining that a sale to Merge Technologies was more favorable to our shareholders than remaining independent, the board of directors considered the merger consideration offered by Merge Technologies as compared to the range of potential value of AccuImage in the event AccuImage remained independent, as well as the board of directors' perception that the risk associated with consummating the sale to Merge Technologies was lower than

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

     the risks associated with achieving a competitive value through AccuImage remaining independent.

   o LIQUIDITY FOR SHAREHOLDERS. The liquidity being made available to our shareholders, was deemed an attractive feature of the merger.

   o PROCEDURAL FAIRNESS. The board of directors concluded that AccuImage conducted a fair and thorough process for evaluating the strategic alternatives and the offer received by AccuImage and for ensuring that all reasonable alternatives and likely acquisition candidates were pursued. The board of directors considered the prospects for AccuImage should it remain independent and discussed the likelihood of obtaining any superior offer in light of the few likely acquisition candidates and the fact that AccuImage had discussed strategic alternatives with many of those parties without receiving any indications of interest in an acquisition of AccuImage.

   o NEGATIVE FACTORS. Our board of directors also identified and considered in its deliberations the following potentially negative factors relating to the merger agreement, the merger and the other transactions contemplated by the merger agreement, but concluded that these factors were acceptable in light of the foregoing positive reasons for pursuing the merger.

    -DISRUPTIONS. The possible disruption to our businesses that may result from the announcement of the transaction and the resulting distraction of management attention from the day-to-day operations of our businesses.

    -TERMINATION FEE. The termination fee to be paid by AccuImage to Merge
     Technologies in cash if the merger agreement is terminated under certain circumstances specified in the merger agreement.

         Although the foregoing discussion sets forth the material factors considered by our board of directors in reaching its recommendation, it may not include all of the factors considered by each member of the board of directors, and each director may have considered different factors. In view of the variety of factors and the amount of information considered, the board of directors did not find it practicable to, and did not, make specific assessments of, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. The determination was made after consideration of all of the factors as a whole.

         BASED UPON THE FOREGOING CONSIDERATIONS, THE BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE MERGER AGREEMENT, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT ARE ADVISABLE AND FAIR TO AND IN THE BEST INTERESTS OF OUR SHAREHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT.

INTERESTS OF ACCUIMAGE'S DIRECTORS AND EXECUTIVE OFFICERS IN THE MERGER

         In addition to their interests in the merger as shareholders, certain of our directors and executive officers have interests in the merger that differ from, or are in addition to, your interests as a shareholder. In considering the recommendation of our board of directors to vote "FOR" the approval and adoption of the merger agreement and the transactions contemplated by the merger agreement, you should be aware of these interests. Our board of directors was aware of, and considered the interests of, our directors and executive officers in approving the merger agreement, the merger and the other transactions contemplated by the merger agreement. All interests are described below, to the extent material, and except as described below, such persons have, to our knowledge, no material interest in the merger that differ from your interests generally.

      STOCK OPTIONS AND WARRANTS. All of our directors and executive officers hold options and/or warrants exercisable for shares of our common stock. The merger agreement provides that, as a condition to Merge Technologies' obligation to close the merger, all options and warrants for shares of our common stock must be terminated or otherwise resolved in a manner reasonably satisfactory to Merge Technologies. No options or warrants will be converted into the right to receive a portion of the merger consideration (unless they are exercised prior

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

to closing of the merger). Unless otherwise modified, such options and warrants will remain outstanding unaffected by the merger.

        CONSULTING AGREEMENT. The merger agreement provides that at the closing of the merger, Merge Technologies and Dr. Faliks will enter into a consulting agreement in the form attached hereto as ANNEX D. The consulting period is for a term commencing on the date of the closing of the merger and, unless terminated earlier, expiring on December 31, 2007. Under the consulting agreement Dr. Faliks is to perform certain sales and business development and consultative services and to hold himself available at reasonable times to consult with officers, directors and representatives of Merge Technologies for a transition period of 120 days following closing of the merger. Dr. Faliks may perform additional services during the transition period and may perform services on behalf of Merge Technologies after the expiration of the transition period, through the remaining term of the consulting agreement. Under the consulting agreement, Dr. Faliks is entitled to receive 15% of the amount by which AccuImage's Software Product Revenues (as defined in the consulting agreement) exceed $1,000,000 in any calendar year for years 2005, 2006 and 2007. AccuImage's revenue for any fiscal year 2004 was approximately $550,000, meaning that Dr. Faliks will receive payment under the consulting agreement only if Merge Technologies, with the assistance of Dr. Faliks, can roughly double our recent annual revenues. Under the consulting agreement, Dr. Faliks is also entitled to be reimbursed for certain out-of-pocket expenses incurred by Dr. Faliks in performing services under the consulting agreement.

      THE VOTING AGREEMENT.   Dr. Faliks  also entered into the voting agreement
with Merge Technologies pursuant to which he has agreed, among other things, to vote his shares of AccuImage common stock in favor of the merger agreement. See "Voting Agreement" on page 38.

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

APPRAISAL RIGHTS

         Our stockholders have dissenters' rights under Nevada law to demand fair value of their shares in connection with the merger. The discussion of the provisions of Nevada law set forth below is not a complete summary regarding your dissenters' rights under Nevada law and is qualified in its entirety by reference to the text of the relevant provisions of Nevada law, which are attached to this proxy statement as ANNEX B. Shareholders intending to exercise dissenters' rights should carefully review ANNEX B. Failure to follow precisely any of the statutory procedures set forth in Annex B may result in a termination or waiver of these rights.

         If the merger is completed, holders of our common stock who follow the procedures specified in Nevada Revised Statutes Sections 92A.300 to 92A.500, inclusive, within the appropriate time periods will be entitled to have their shares of our common stock appraised by a court and to receive the "fair value" of such shares in cash as determined by the Nevada courts in lieu of the consideration that such shareholder would otherwise be entitled to receive pursuant to the merger agreement.

         The following is a brief summary of the Nevada Revised Statutes Sections 92A.300 to 92A. 500, inclusive, which sets forth the procedures for demanding statutory dissenters' rights. Failure to follow the procedures set forth in the Nevada Revised Statutes precisely could result in the loss of dissenters' rights. This proxy statement constitutes notice to holders of our common stock concerning the availability of dissenters' rights under the Nevada Revised Statutes. Shareholders wishing to assert dissenters' rights must be record holders of their shares on the date of making a demand for dissenters' rights with respect to such shares and must continuously hold such shares of record through the effective time of the merger.

         Shareholders who desire to exercise their dissenters' rights must satisfy all of the conditions set forth in the Nevada Revised Statutes. A written notice of intent to demand payment for his, her or its shares must be filed with us before a vote is taken on the merger at the special meeting on January 25, 2005. This written notice of intent to demand payment must be in addition to, and separate from, a vote against the merger. Shareholders electing to exercise their dissenters' rights must not vote in favor of the merger. Any proxy or vote against the merger will not constitute a demand for dissenters' rights within the meaning of NRS Section 92A.420.

         Shareholders that elect to exercise dissenters' rights should mail or deliver their written notice of intent to demand payment to us at our address at 400 Oyster Point Boulevard, Suite 100, South San Francisco, California 94080,
Attention: Chief Executive Officer. Such written demand must be received by us prior to the time a vote is taken on the merger at the special meeting on January 25, 2005. The notice of intent to demand payment should specify the shareholder's name and mailing address, and that the shareholder is demanding dissenters' rights for his, her or its common stock of AccuImage by such notice.

         Pursuant to NRS Section 92A.430, we will send a dissenters' notice no later than ten days after the effectuation of the corporate action to all of our shareholders who have complied with NRS Section 92A.420 and have not voted for the merger, which will include the following: (i) where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited, (ii) in the case of holders of shares not represented by certificates, to what extent the transfer of shares will be restricted after the demand for payment is received, (iii) a form for demanded payment that requires the shareholder asserting dissenters' rights to certify whether or not he, she or it acquired beneficial ownership prior to the date of the first announcement to the shareholders of the terms of the proposed action, (iv) a date by which we must receive the demand for payment, which may not be less than 30 nor more than 60 days after the notice is delivered and (v) a copy of the NRS Sections 92A.300 to 92A.500, inclusive.

         Pursuant to NRS Section 92A.440, a shareholder who elects to exercise dissenters' rights must then send us a demand for payment, certify whether the dissenter acquired beneficial ownership of his, her or its shares prior to the date of the first announcement to the shareholders of the terms of the proposed merger and deposit certificates, if any.

         Within 30 days after receipt of a demand for payment, we must pay each dissenter who complied with NRS Section 92A.440 the amount we estimate to be the fair value of his, her or its shares, plus accrued interest. A dissenter may reject our estimation of fair value under NRS Section 92A.480 by notifying us in writing, within 30 days of our offer of payment, of his, her or its own

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estimation of the fair value of the shares and the amount of accrued interest due.

         If a demand for payment remains unsettled, we must commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If we fail to commence such proceedings within the 60-day period, we must pay each dissenter whose demand remains unsettled the amount demanded.

         Failure by any holder of our common stock to comply fully with the procedures set forth in Annex B to this proxy statement may result in termination of such shareholder's dissenters' rights.

         Under the merger agreement, Merge Technologies and AccuImage will not be obligated to effect the merger and the transactions contemplated by the merger agreement if shareholders holding more than 5% of our outstanding shares of common stock have exercised their dissenters' rights under Nevada law and not waived such rights prior to closing of the merger.


SOURCE OF FUNDS

         The merger is not conditioned upon Merge Technologies' ability to obtain financing. Pursuant to the merger agreement, approximately $6,000,000 will be required to provide the consideration for shares of our common stock. Such funds will be provided from Merge Technologies' or its affiliate(s)' existing cash reserves.

DELISTING AND DEREGISTRATION OF OUR COMMON STOCK

         If the merger is completed, our common stock will be delisted from the NASD OTC Bulletin Board and will be deregistered under the Securities Exchange Act of 1934, as amended, as soon as practicable following the effective time of the merger.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

         The following discussion summarizes the material United States federal income tax consequences of the merger relevant to our shareholders who hold their AccuImage common stock as capital assets. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended, applicable current and proposed United States Treasury Regulations, judicial authority and administrative rulings and practice, all of which are subject to change, possibly on a retroactive basis, at any time. This discussion does not address all aspects of United States federal income taxation that may be relevant to a particular AccuImage shareholder in light of that shareholder's particular circumstances, or to an AccuImage shareholder subject to special treatment under the United States federal income tax laws. This discussion may not be applicable to certain types of shareholders, including partnerships (or entities treated as partnerships for U.S. federal income tax purposes) and shareholders who acquired AccuImage shares pursuant to the exercise of employee stock options or otherwise as compensation. Moreover, the tax consequences to holders of AccuImage stock options are not discussed. If a partnership holds shares of our common stock, the tax treatment of a partner generally will depend on the status of the partner and on the activities of the partnership. Partners of partnerships holding our common stock are encouraged to consult their tax advisors. In addition, the discussion does not address any aspect of foreign, state or local taxation or estate and gift taxation that may be applicable to AccuImage shareholders.

         CONSEQUENCES OF THE MERGER TO U.S. HOLDERS. The following discussion applies to AccuImage shareholders who are "U.S. holders". A "U.S. holder" means a citizen or resident of the United States; a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized or created in the United States or under laws of the United States or any political subdivision thereof; an estate, the income of which is subject to federal income tax regardless of its source; or a trust (i) with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of the substantial decisions of the trust or (ii) that has a valid election to be treated as a U.S. person.

         The receipt of cash in exchange for shares of our common stock in the merger or pursuant to the exercise of appraisal rights will be a taxable transaction for U.S. federal income tax purposes. In general, an AccuImage

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

shareholder will recognize gain or loss for federal income tax purposes equal to the difference between the amount of cash received in exchange for the shares of AccuImage common stock and that shareholder's adjusted tax basis in such shares. That gain or loss will be capital gain or loss. The capital gain or loss will be long-term if the shareholder will have held the shares for more than twelve months at the time of the merger. Gain or loss will be calculated separately for each block of shares of common stock, with a "block" consisting of shares acquired at the same cost in a single transaction. For federal income tax purposes, the highest marginal tax rate for individuals on ordinary income is 35%, compared to 15% for capital gains on assets held more than twelve months. The highest marginal tax rate for corporations for federal income tax purposes is 35% on ordinary income and capital gain. There are limitations on the deductibility of capital losses.

         CONSEQUENCES OF THE MERGER TO NON-U.S. HOLDERS. The following discussion applies to AccuImage shareholders who are "non-U.S. holders." A "non-U.S. holder" is a person or entity that is not a "U.S. holder."

         A non-U.S. holder generally will not be subject to U.S. federal income tax on any gain realized on the disposition of AccuImage common stock in the merger unless:

 o the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year in which the merger occurs and specific other conditions are met; or

 o the gain is effectively connected with the conduct of a trade or business in the United States of the non-U.S. holder, subject to an applicable treaty providing otherwise.

         An individual who is present in the United States for 183 days or more in the taxable year in which the AccuImage common stock is disposed of in the merger is encouraged to consult his or her own tax advisor regarding the U.S. federal income tax consequences of the merger.

         BACKUP TAX WITHHOLDING. Certain non-corporate shareholders may be subject to backup withholding at a 28% rate on cash payments received in exchange for AccuImage shares in the merger or received upon the exercise of appraisal rights. Backup withholding generally will apply only if the shareholder fails to furnish a correct social security number or other taxpayer identification number, or otherwise fails to comply with applicable backup withholding rules and certification requirements. Corporations in certain circumstances are generally exempt from backup withholding. Each non-corporate shareholder should complete and sign the substitute Form W-9 that will be part of the letter of transmittal to be returned to the paying agent in order to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is otherwise proved in a manner satisfactory to the paying agent. The exemptions provide that certain AccuImage shareholders are not subject to these backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, however, he or she must submit a signed statement (such as a Certificate of Foreign Status on Form W-8) attesting to his or her exempt status. Any amounts withheld under the backup withholding tax rules from a payment to a shareholder will be allowed as a refund or credit against the shareholder's U.S. federal income tax liability, provided that the required procedures are followed.

         THIS FEDERAL INCOME TAX DISCUSSION IS INCLUDED FOR GENERAL INFORMATION ONLY AND IS BASED UPON PRESENT LAW. OUR SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO THEM, INCLUDING THE APPLICATION AND EFFECT OF THE ALTERNATIVE MINIMUM TAX AND STATE, LOCAL AND FOREIGN TAX LAWS.

PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS

         Other than as described in "-- Background of the Merger," AccuImage and Merge Technologies have not had any past contacts, transactions or negotiations.

                              THE MERGER AGREEMENT
         THE FOLLOWING DESCRIPTION SUMMARIZES THE MATERIAL PROVISIONS OF THE MERGER AGREEMENT AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE MERGER AGREEMENT. THE COMPLETE TEXT OF THE MERGER AGREEMENT IS INCLUDED IN THIS PROXY STATEMENT AS ANNEX A, AND YOU SHOULD READ IT CAREFULLY AND IN ITS ENTIRETY.

FORM OF THE MERGER

         Subject to the terms and conditions of the merger agreement and in accordance with Nevada law, at the effective time of the merger, ADI Acquisition Corp., a wholly owned subsidiary of Merge Technologies and a party to the merger agreement, will merge with and into AccuImage, and each issued and outstanding share of common stock, par value $0.01 per share, of ADI Acquisition Corp. will be converted into one validly issued, fully paid and nonassessable share of common stock of the surviving corporation. AccuImage will survive the merger as a wholly owned Nevada subsidiary of Merge Technologies. The merger will have the effects set forth in the merger agreement and in the Nevada General Corporation Law.

EFFECTIVE TIME OF THE MERGER

         The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Nevada. The term "effective time" will mean the date and time at which the certificate of merger is accepted for recording. The filing of the certificate of merger will occur on the date of the closing, which will be the second business day after satisfaction or waiver of the conditions to the merger described in the merger agreement or at such other time as Merge Technologies and AccuImage agree.

DIRECTORS AND OFFICERS OF SURVIVING CORPORATION

         The directors and officers of ADI Acquisition Corp. in office immediately prior to the effective time of the merger will be the directors and officers of the surviving corporation. The directors and officers will serve in accordance with the bylaws of the surviving corporation until their respective successors are duly elected or appointed and qualified.

MERGER CONSIDERATION

         The maximum aggregate merger consideration is $6,000,000, subject to adjustment in accordance with the merger agreement. Upon completion of the merger, each share of our common stock issued and outstanding immediately prior to the effective time, other than shares held by ADI Acquisition Corp. or any other direct or indirect subsidiary of Merge Technologies or by us or any of our direct or indirect subsidiaries, in each case not held on behalf of third parties, and (i) shares owned by Merge Technologies and (ii) shares held by shareholders who perfect and exercise their appraisal rights, will be converted into the right to receive the proportionate share of the merger consideration, in cash, without interest. The $6,000,000 aggregate merger consideration, and the resulting per share amount of approximately $0.12 per share, could be adjusted downward on a dollar-for-dollar basis to the extent that the negative balance of our Net Asset Value on the closing date of the merger exceeds $220,168. For purposes of this computation, "Net Asset Value" means our total assets minus total liabilities determined in accordance with U.S. generally accepted accounting principals, as in effect on November 24, 2004, except that, for purposes of computing our Net Asset Value, the following will be excluded:
(i) cash received upon exercise of stock options on shares of AccuImage common stock, (ii) up to $80,000 of legal fees incurred by AccuImage in connection with the merger, and (iii) up to $40,000 per full calendar month in operating losses of AccuImage incurred in the ordinary course of business from and after October 1, 2004, pro rated to the closing of the merger.

         There were 48,336,295 shares of our common stock outstanding as of the record date. Should that number of shares remaining outstanding as of the closing date of the merger remain the same and should there be no adjustment based on our Net Asset Value, each of our shares would be converted into the right to receive approximately $0.12 in cash, without interest. The actual per share amount could be reduced should any of the outstanding stock options on our common stock be exercised prior to closing of the merger or if the negative balance of our Net Asset Value exceeds $220,168. The approximate $0.12 per share in merger consideration is management's estimate of the per share merger consideration after considering the likelihood of exercise of stock options or warrants and bearing in mind the potential downward adjustment based on our Net Asset Value on the closing date of the merger. However, no assurance can be given that there will not be a greater adjustment resulting in a lower per share merger consideration.

         Treasury shares held by us as well as shares owned by any of our wholly-owned subsidiaries and shares owned by Merge Technologies, ADI Acquisition Corp. or any other direct or indirect subsidiary of Merge Technologies, will be cancelled as of the effective time of the merger, and no payment, capital stock of Merge Technologies or other consideration will be delivered in exchange for such shares.

         Upon completion of the merger, no shares of our common stock will remain outstanding and all such shares will automatically be cancelled and retired and you (unless you have perfected and exercised your appraisal rights) will cease to have any rights as a shareholder, except the right to receive approximately $0.12 per share in cash, without interest. Our shareholders will receive the merger consideration after exchanging their AccuImage stock certificates in accordance with the instructions contained in the letter of transmittal to be sent to our shareholders as soon as practicable after the effective time of the merger. The merger consideration of $6,000,000 was determined through arm's-length negotiations between Merge Technologies and us.

EFFECT ON STOCK OPTIONS AND WARRANTS

         Each option or warrant our shares of AccuImage common stock that is issued and outstanding and that is vested and exercisable prior to the effective time of the merger may be exercised prior to the effective time in accordance with the terms of such option and the stock option plan, if applicable. The merger agreement provides that, as a condition to Merge Technologies' obligation to close the merger, all options and warrants for shares of our common stock must be resolved in a manner reasonably satisfactory to Merge Technologies. AccuImage plans on discussing termination of options and warrants with all holders of options and warrants and AccuImage and Merge Technologies plan on discussing replacement of Merge Technologies options for existing AccuImage options with those AccuImage employees who will be offered employment by Merge Technologies. No options or warrants will be converted into the right to receive a portion of the merger consideration (unless they are exercised prior to closing of the merger). Unless otherwise modified, such options and warrants will remain outstanding unaffected by the merger.

EXCHANGE OF SHARES FOR CASH; PROCEDURES FOR SUBMITTING CERTIFICATES

         Your right to receive approximately $0.12 per share in cash, without interest, will occur automatically at the effective time of the merger, unless you perfect and exercise your appraisal rights. As soon as practicable after the effective time of the merger, the transfer agent will mail to each record holder of a certificate or certificates that immediately prior to the effective time of the merger represented outstanding shares of our common stock converted in the merger (i) a letter of transmittal, (ii) instructions for use in effecting the surrender of the stock certificate or stock certificates representing shares of our common stock in exchange for cash and (iii) a Form W-9 to establish available exemptions from back-up withholding. The letter of transmittal will specify that delivery will be affected, and risk of loss and title to the certificates representing shares of our common stock will pass, only upon actual delivery of the certificates to the paying agent. You should not return your stock certificates with the enclosed proxy.

         Upon surrender to the transfer agent of a stock certificate representing shares of our common stock, together with a duly executed letter of transmittal and any other documents that may be reasonably required by the paying agent, you will be entitled to receive from the paying agent, on behalf of Merge Technologies, approximately $0.12 in cash, without interest, for each share represented by the stock certificate, and the certificate surrendered will be cancelled.

         In the event of a transfer of ownership of our common stock that is not registered in our records, the cash consideration for shares of our common stock may be paid to a person other than the person in whose name the surrendered certificate is registered if:

   o the certificate is properly endorsed or otherwise is in proper form for transfer; and

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

   o the person requesting such payment either:

   o pays to the transfer agent any taxes required by reason of the payment to a person other than the registered holder of the surrendered certificate; or

   o establishes to the satisfaction of the transfer agent that the tax has been paid or is not applicable.

   The cash paid to you upon conversion of your shares of our common stock will be issued in full satisfaction of all rights relating to the shares of our common stock.

      If your stock certificate has been lost, stolen or destroyed, the transfer agent will deliver to you the applicable merger consideration for the shares represented by that certificate if:

   o you deliver an affidavit to us certifying that such certificate has been lost, stolen or destroyed; and

   o if requested by Merge Technologies or the paying agent, you post a bond, in such reasonable amount as Merge Technologies or the transfer agent, as applicable, may direct as indemnity against any claim that may be made against them with respect to the certificate alleged to have been lost, stolen or destroyed.

      Six months after the effective time of the merger, the transfer agent will deliver to Merge Technologies any portion of the merger consideration that remains undistributed to our former shareholders. After the expiration of the six-month period, each holder of a certificate representing shares of our common stock may surrender the certificate to Merge Technologies and receive the aggregate merger consideration payable in exchange for the certificate, without interest. However, neither Merge Technologies nor the surviving corporation will be liable to any former holder of our common stock for any portion of the merger consideration delivered to a public official pursuant to applicable abandoned property, escheat and similar laws.

CONDITIONS TO THE MERGER

      The obligation of Merge Technologies and ADI Acquisition Corp. to effect the merger are subject to the fulfillment or waiver, in Merge Technologies' sole discretion, at or prior to the effective time of the merger, of the following conditions:

   o Since the date of the merger agreement, there must have been no material adverse change in our business, operations or prospects;

   o There must not have been any material adjustments in our 2003 financial performance (revenues and net income) or our year to date 2004;

   o There must not have been any material adverse changes in our balance sheet between November 24, 2004 and the closing of the merger;

   o We must obtain all required consents to change in control of AccuImage and the assignment of certain of our contracts;

   o Merge Technologies must secure employment including non-competition provisions with certain of our employees at a compensation level consistent with similarly situated employees of Merge Technologies;

   o Merge Technologies must have satisfied itself that all of our employees have executed confidentiality and employee invention agreements in form satisfactory to Merge Technologies;

   o Dr. Faliks or AccuImage, as the case may be, must deliver to Merge Technologies, certain agreements, instruments or documents described in the merger agreement;

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

   o We must deliver to Merge Technologies an opinion of counsel dated as of the closing date from Morris Manning & Martin LLP, with respect to the matters set forth in the merger agreement;

   o Each of the representations and warranties of AccuImage and Dr. Faliks set forth in the merger agreement must, individually and collectively, be true and correct in all material respects at and as of the closing date and we must deliver a certificate to such effect;

   o We and Dr. Faliks must have performed and complied with all of our covenants and obligations under the merger agreement in all material respects through the closing date;

   o There cannot be any action, suit or proceeding pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (i) prevent consummation of any of the transactions contemplated by the merger agreement, (ii) cause any of the transactions contemplated by the merger agreement to be interfered with, prevented, delayed or rescinded following consummation, (iii) affect materially and adversely the right of Merge Technologies following the closing date to control AccuImage as survivor of the merger or (iv) affect materially and adversely, including through the imposition of any divestiture requirement, the right of AccuImage to own its assets or to operate its business as presently operated and as presently proposed to be operated (and no such injunction, judgment, order, decree, ruling or charge will be in effect);

   o There cannot have been made or threatened by any person other than as disclosed on our stock transfer records, any claim asserting that such person (i) is the holder or the beneficial owner of or has the right to acquire or to obtain beneficial ownership of, any stock of, or any other equity, voting or ownership interest in, AccuImage, or (ii) is entitled to all or any portion of the merger consideration payable in an amount that exceeds $25,000;

   o All actions we and Dr. Faliks must take in connection with consummation of the transactions contemplated by the merger agreement, and all certificates, instruments and other documents required to effect the transactions contemplated by the merger agreement, must be reasonably satisfactory in form and substance to Merge Technologies;

   o Holders of more than 5% of the shares of our common stock issued and outstanding immediately prior to the effective time of the merger must not have properly demanded an appraisal of their shares under Nevada law prior to the closing of the merger;

   o All of our outstanding options and warrants must be resolved in a manner reasonably satisfactory to Merge Technologies;

   o We must terminate our consulting arrangement with Health Care Technology Group on or before December 15, 2004; and

   o We must enter into a consulting or similar agreement with Leon Kaufman covering the period since expiration of his prior agreement with us on the same terms and conditions as such prior agreement.

     The obligations of AccuImage and Dr. Faliks to effect the merger are subject to the fulfillment or waiver at or prior to the effective time, of the following conditions:

   o Each of the representations and warranties of Merge Technologies set forth in the Merger Agreement must be true and correct in all material respects at and as of the closing date;

   o Merge Technologies must have performed and complied with all of its covenants under the merger agreement in all respects through the closing date;

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

   o There cannot be any action, suit or proceeding pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (i) prevent consummation of any of the transactions contemplated by the Merger Agreement or (ii) cause any of the transactions contemplated by the merger agreement to be rescinded following consummation;

   o Merge Technologies must deliver a certificate to the effect that each of the conditions specified above is satisfied in all respects;

   o Merge Technologies must have delivered the merger consideration due at closing to the transfer agent and $1,000,000 of the merger consideration otherwise payable to Dr. Faliks to the escrow agent;

   o Merge Technologies must have delivered to us and to Dr. Faliks an opinion of counsel dated as of the closing date from counsel for Merge Technologies with respect to certain matters;

   o Merge Technologies must execute and deliver the consulting agreement;

   o Holders of more than 5% of the shares of our common stock issued and outstanding immediately prior to the effective time of the merger must not have properly demanded an appraisal of their shares under Nevada law prior to the closing of the merger; and

   o Our shareholders must have approved the merger at the special meeting.

TERMINATION OF THE MERGER AGREEMENT

      The merger agreement may be terminated at any time prior to the closing of the merger, whether before or after any approval of the matters presented in connection with the merger by our shareholders: o By mutual written consent of Merge Technologies and us;

   o By either us or Merge Technologies, if (i) the merger has not been consummated prior to March 31, 2005, (ii) there is a final and non-appealable court order permanently enjoining, restraining or otherwise prohibiting the consummation of the merger; (iii) our board of directors has adversely modified or withdrawn its recommendation, approval or adoption of the merger or the merger agreement, or has resolved to do so;
     (iv) our board of directors recommends to our shareholders any acquisition proposal involving us by a third party or has resolved to do so; or (v) our shareholders do not approve the merger agreement;

   o By us, if there has been a material breach by Merge Technologies of any representation, warranty, covenant or agreement contained in the merger agreement which cannot be cured prior to March 31, 2005; and

   o By Merge Technologies, if there has been a breach by us or Dr. Faliks of any representation, warranty, covenant or agreement contained in the merger agreement which (i) would result in a material adverse change in AccuImage or a material adjustment to our financial performance, and (ii) cannot be cured prior to March 31, 2005.

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EXPENSES AND FEES

      We must pay to Merge Technologies a termination fee in cash if the merger agreement is terminated for any of the following reasons and an acquisition proposal is consummated or we enter into a definitive agreement with respect to an acquisition proposal, in either case within twenty four months after the termination of the merger agreement:

   o by either us or Merge Technologies after (i) our board of directors has withdrawn or adversely modified its recommendation, approval or adoption of the merger or the merger agreement, or has resolved to do so; or (ii) our board of directors approves or recommends to our shareholders any acquisition proposal, or has resolved to do so. This type of termination is referred to as a "termination upon board withdrawal."

   o by either us or Merge Technologies after the merger fails to receive approval by the requisite vote of our shareholders at the special meeting. This type of termination is referred to as a "termination upon insufficient vote."

   o by Merge Technologies after we breach any representation, warranty covenant or agreement contained in the merger agreement which (i) would result in a material adverse change in AccuImage or a material adjustment to our financial performance, and (ii) cannot be cured prior to March 31, 2005. This type of termination is referred to as a "termination upon breach."

       Under the merger agreement:

   o the term "acquisition proposal" generally means any offer or proposal by any third party concerning a merger, consolidation or other business combination involving us or any of our subsidiaries or any proposal or offer to acquire in any manner, directly or indirectly, a 15% or greater equity interest in, 15% or more of the voting securities of, or 15% or more of the assets of, us or any of our subsidiaries, other than the transactions contemplated by the merger agreement.

         The amount of the termination fee is the greater of (i) five percent (5%) of the aggregate consideration received in the acquisition proposal or (ii) twenty-five percent (25%) of the difference between the amount received in the acquisition proposal and $6,000,000. In addition, if the merger agreement is terminated by Merge Technologies as a result of a termination upon breach or is terminated by us or by Merge Technologies (i) because the merger has not been consummated by March 31, 2005, (ii) in a termination upon board withdrawal, or
(iii) in a termination upon insufficient vote, under circumstances where a termination fee is not due, we must reimburse Merge Technologies its reasonable expenses incurred in connection with the merger.

    Other than the termination fees and expense reimbursements described above, the parties to the merger agreement will bear their respective costs and expenses incurred in connection with the merger agreement, whether or not the merger is consummated

NO SOLICITATION BY ACCUIMAGE

      We have agreed that, from the date of the merger agreement until the earlier of the effective time of the merger or the date on which the merger agreement is terminated in accordance with its terms, we (and our directors, officers, employees and representatives) will not, directly or indirectly:

   o solicit, initiate, encourage, knowingly facilitate or induce the submission of any acquisition proposal;

   o participate or engage in any discussions or negotiations regarding, or furnish to any person any nonpublic information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any acquisition proposal us;

   o approve, endorse or recommend any acquisition proposal (except as required by the fiduciary duties of our board of directors);

   o enter into any letter of intent or similar document or any agreement, commitment or understanding contemplating or otherwise relating to any acquisition proposal.

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     In addition we have agreed to:


   o immediately terminate all discussions or negotiations, if any, with any third party with respect to an acquisition proposal;

   o demand that each person who has signed a confidentiality agreement with us since January 1, 2003, with respect to such person's consideration of a possible acquisition proposal to immediately destroy all confidential information furnished to such person by us;

   o promptly provide Merge Technologies with information regarding any acquisition proposal, including the identity of the party making the acquisition proposal and the material terms of the acquisition proposal;

         The merger agreement also contains procedures to be followed should we receive an acquisition proposal that is a "superior proposal". For purposes of the merger agreement, the term "superior proposal" generally means any transaction that, if consummated would result in a third party owning a majority of AccuImage stock or assets which our board of directors, in good faith (after consultation with a recognized financial advisor) to be more favorable to our shareholders and reasonably capable of being consummated.

         The merger agreement provides that if we receive an acquisition proposal that constitutes a "superior proposal", or which our board of directors in good faith concludes could reasonably be expected to result in a superior proposal, we will promptly provide Merge Technologies notice that we have received a superior proposal and provide the identity of the party making the superior proposal and the material terms of the superior proposal. We have agreed that, if requested by Merge Technologies, we will negotiate in good faith with Merge Technologies, for a period of not less than five business days after we provide notice of the superior proposal, to revise the merger agreement so that the acquisition proposal that constituted the superior proposal no longer constitutes a superior proposal.

         If we receive a superior proposal, we may furnish non-public information to and enter into discussions or negotiations with such third party if (i) prior to furnishing such nonpublic information to, or entering into discussions or negotiations with, such third party, our board of directors receives from such third party an executed confidentiality agreement similar in form and substance to the Confidentiality Agreement, dated September 22, 2004, between Merge Technologies and us, (ii) we have provided Merge Technologies with notice of the receipt of the superior proposal and (iii) contemporaneously with furnishing such third party any nonpublic information, we furnish a copy of such nonpublic information to Merge Technologies.

         If the superior proposal continues to be a superior proposal after compliance with the notice and negotiation procedures set forth above, our board of directors may withhold, withdraw or modify its approval and recommendation relating to the merger agreement and the merger if (i) our shareholders have not already approved the merger agreement and the merger at the special meeting, and
(ii) our board of directors has concluded in good faith (following receipt of advice from its outside legal counsel) that, in light of the superior proposal, the failure of the board of directors to effect a change in its recommendation would result in a breach of its fiduciary obligations to our shareholders. Furthermore, notwithstanding the limitations set forth above, nothing in the merger agreement prevents us or our board of directors from complying with Rules 14-d(9) and 14-e(2) under the Securities Exchange Act of 1934, as amended, or publicly disclosing the existence of an acquisition proposal involving us by a third party to the extent required by applicable law.

REPRESENTATIONS AND WARRANTIES

      The merger agreement contains customary representations and warranties made by us, Dr. Faliks and Merge Technologies and ADI Acquisition Corp. to, among other things:

   o due organization, valid existence and good standing;

   o approval of the merger agreement and power and authorization to enter into the transactions contemplated by the merger agreement;

   o that no violations, conflicts or breaches of certain documents will be caused by the consummation of the transactions contemplated by the merger agreement;

   o the governmental approvals, or other consents, if any, required in connection with the transactions contemplated by the merger agreement;

      In addition, the merger agreement contains representations and warranties made by us as to, among other things:

   o our capitalization;

   o the delivery and accuracy of our filings with the Securities and Exchange Commission;

   o the absence of undisclosed material liabilities;

   o the absence of certain material adverse changes or events since the end of our most recent fiscal year;

   o validity of our accounts receivable;

   o tax matters and our material compliance with relevant tax laws;

   o matters related to certain of our contracts.

   o the leasehold interest and condition of our real estate;

   o title to our property and assets;

   o the ownership and use of our intellectual property;

   o absence of litigation, actions and proceedings against us and our subsidiaries;

   o our employee benefit plans and matters relating to the Employee Retirement Income Security Act of 1974, as amended;

   o labor matters;

   o environmental matters and our compliance with environmental laws;

   o compliance with laws and absence of agreements, judgments or injunctions restricting the conduct of our business;

   o our possession of licenses and permits and our material compliance with governmental regulations;

   o the existence of our insurance policies;

   o our bank accounts;

   o the payment of brokers or similar fees;

   o absence of illegal payments;

   o the absence of notice of termination or modification of certain business relationships;

   o the accruing of our books and records;

   o our compliance with antitrust laws;

   o the absence of product liability expense;

   o the completeness and accuracy of the information supplied by us in relation to the merger agreement including representations and warranties;

   o the maintenance of internal controls and disclosure controls and procedures required under the Securities Exchange Act of 1934, as amended; and

      In addition, the merger agreement contains representations and warranties made by Merge Technologies and ADI Acquisition Corp. as to, among other things, the lack of prior operations of ADI Acquisition Corp. and Merge Technologies having sufficient funds to pay the aggregate merger consideration as required by the merger agreement.

      The representations and warranties in the merger agreement are complicated and not easily summarized. You are urged to read carefully and in their entirety the sections of the merger agreement entitled "Representations and Warranties of the Company" and "Representations and Warranties of Parent and Sub." The merger agreement is attached to this proxy statement as ANNEX A.

COVENANTS UNDER THE MERGER AGREEMENT

      CONDUCT OF ACCUIMAGE BUSINESS. We have agreed in the merger agreement that we will conduct our business in the ordinary course consistent with past practices, use reasonable efforts to preserve our assets, relationships, customers, clients and employees and to preserve for Merge Technologies the integrity and reputation of AccuImage.

      In addition, we have agreed that we may not, without the prior written consent of Merge Technologies, which consent may not be unreasonably withheld or delayed:

   o form or caused to be formed a subsidiary;

   o make any change in executive management personnel

   o purchase, redeem or otherwise acquire any shares of the capital stock of AccuImage or any of its subsidiaries, or any other securities of AccuImage or any of its subsidiaries, or any rights, warrants or options to acquire any such shares or other securities;

   o enter into employment contracts or modify compensation;

   o amend our articles of incorporation or bylaws;

   o authorize, issue or sell, repurchase, or become committed to authorize, issue or sell, or repurchase any shares of capital stock or any rights or options to acquire capital stock;

   o make any single expenditure in an amount exceeding $10,000, or expenditures which in the aggregate exceed $25,000, or agree to sell or encumber any of our assets except in the ordinary course of business;

   o pay or declare any dividend to our shareholders;

   o pay, declare or announce any capital distribution;

      OTHER COVENANTS. The merger agreement contains a number of affirmation covenants on the part of us, including covenants relating to:

   o giving all necessary notices and obtaining necessary consents;

   o providing Merge Technologies with full access to our properties and business;

   o providing Merge Technologies with notices of any material development affecting AccuImage;

   o using our best efforts to secure new contracts with original equipment manufacturers and distributors on terms approved by Merge Technologies;

   o holding a special meeting of shareholders for the purpose of considering the approval of the merger agreement;

   o recommending to our shareholders, through our board of directors, approval and adoption of the merger agreement and the transactions contemplated by the merger agreement;

   o preparing and mailing this proxy statement to our shareholders as soon as practicable after the date of the merger agreement;

   o using our best efforts to locate and deliver to Merge Technologies certain missing records;

   o using our best efforts to resolve, in a manner reasonably satisfactory to Merge Technologies, our outstanding options and warrants for shares our capital stock;

   o committing or omitting to take any act which will cause a termination of or a breach or default under any contract to which we are bound;

   o taking any action that could reasonably be expected to adversely affect our ability to perform the merger agreement;

   o making any voluntary bankruptcy filing, an assignment for the benefit of others or any other similar action; or making any new tax election.


         The merger agreement contains additional covenants of the parties relating to the period during or after the closing of the merger including:

   o each parties' covenant to take actions reasonably represented as are necessary or desirable to carry out the purposes of the merger agreement;

   o cooperation in contesting or defending lawsuits;

   o preparation and filing of tax returns;

   o Dr. Faliks' covenant not to disclose confidential information and not to compete with us for a 5 year period after the closing of the merge;

   o Merge Technologies' covenant to cause us to repay the $1,000,000 principal amount demand notes issued by us to Dr. Faliks;

   o Dr. Faliks' agreement not to transfer, pledge or otherwise dispose of any shares of common stock of AccuImage held of record by him.

      For a discussion of the additional covenants relating to receipt of acquisition proposals, see "The Merger Agreement - No Solicitation by AccuImage" on page 32.

      The covenants in the merger agreement are complicated and not easily summarized. You are urged to read carefully and in their entirety the sections of the merger agreement entitled "Pre-Closing Covenants" and "Post Closing Covenants." The merger agreement is attached to this proxy statement as ANNEX A.

AMENDMENT

     The merger agreement may not be amended except by an instrument in writing signed on behalf of each of the parties thereto.

ASSIGNMENT

      Neither the merger agreement nor any of the rights, interests or obligations under the merger agreement may be assigned by any of the parties to the merger agreement (whether by operation of law or otherwise) without the prior written consent of the other parties; provided that Merge Technologies may without consent assign its rights to any person acquiring all or substantially all of the stock or assets of ADI Acquisition Corp. from Merge Technologies.

                                VOTING AGREEMENT

      THE FOLLOWING DESCRIPTION SUMMARIZES THE MATERIAL PROVISIONS OF THE VOTING AGREEMENT AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE VOTING AGREEMENT. A COPY OF THE VOTING AGREEMENT EXECUTED BY DR. FALIKS AND MERGE TECHNOLOGIES IS INCLUDED IN THIS PROXY STATEMENT AS ANNEX C AND YOU SHOULD READ IT CAREFULLY AND IN ITS ENTIRETY.

     As an inducement for Merge Technologies to enter into the merger agreement, Dr. Faliks, entered into the voting agreement with Merge Technologies. At the time the voting agreement was entered into, Dr. Faliks owned 34,050,000 shares of our common stock, or approximately 59.4% of our shares then outstanding. On December 16, 2004, Dr. Faliks contributed back to the company all 9,000,000 shares of common stock that he purchased or was granted during calendar year 2004. Merge Technologies and ADI Acquisition Corp. consented to that contribution by Dr. Faliks. Dr. Faliks continues to beneficially own approximately 51.8% of our common stock, and is also our Chairman, director, President and Chief Executive Officer. Pursuant to the voting agreement, Dr. Faliks has agreed, among other things, to vote or cause to be voted all shares of our common stock over which he has voting power:

   o in favor of approval and adoption of the merger agreement, the merger and the other transactions contemplated by the merger agreement; and

   o against any agreements or any other action which is intended or could reasonably be expected to impede, interfere with, delay or adversely affect the merger and the other transactions contemplated by the merger agreement.

      Pursuant to the voting agreement, Dr. Faliks has granted to Merge Technologies an irrevocable proxy to vote all of the shares owned by him in accordance with the voting agreement on any matters which may be presented to our shareholders with respect to the merger agreement, the merger, the other transactions contemplated by the merger agreement or any takeover proposal involving us by a third party and any other matters which could reasonably be expected to impede, interfere, delay or adversely affect the merger and the other transactions contemplated by the merger agreement.

      In connection with the voting agreement, Dr. Faliks further agreed not to sell or transfer his shares of our common stock prior to the termination of the voting agreement.

     The voting agreement and all obligations thereunder other than the option described in the following paragraph terminate upon the termination of the Merger Agreement.

     Under the voting agreement, Dr. Faliks granted to Merge Technologies an option to purchase all, but not fewer than all, of the shares of AccuImage common stock owned by Dr. Faliks, exercisable for a period of two years from the date of termination of the merger agreement, at an exercise price per share equal to ninety-five percent (95%) of the consideration that would have been paid per share under the merger agreement. The option is exercisable only if the merger agreement is terminated pursuant to certain designated provisions of the merger agreement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table indicates the beneficial ownership, as of the close of business on December 28, 2004, of our common stock by (i) each person (or group of persons who have agreed to act together with respect to such stock) who is known by us to own beneficially 5% or more of the outstanding shares of our common stock; (ii) each of our directors; (iii) our chief executive officer and each of the other named executive officers; and (iv) our directors and executive officers as a group. At such date, we knew of no person that beneficially owned more than 5% of the outstanding shares of our common stock other than as set forth below.

      The following table does not reflect that certain shares of common stock may be deemed to be beneficially owned by Merge Technologies pursuant to the voting agreement with Dr. Faliks. See "Voting Agreement" on page 38.

     The information on beneficial ownership in the table and the footnotes thereto is based upon AccuImage's records and the most recent Schedule 13D or 13G filed by each such person or entity and information supplied to the Company by such person or entity. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to the shares shown.

                                                  AMOUNT AND NATURE
                   NAME & ADDRESS OF                OF BENEFICIAL      PERCENT
TITLE OF CLASS     BENEFICIAL OWNER(1)              OWNERSHIP (2)     OF CLASS
______________     ___________________            _________________   ________

Common Stock        Aviel Faliks, Ph.D                25,050,000        46.9(3)%

Common Stock        Joel L. Blank, Ph.D                 -                  *

Common Stock        C. Allen Wall, M.D.               7,313,577(4)      13.7%

Common Stock        Chung Lew                         1,866,667(5)       3.5%

Common Stock        Leon Kaufman, Ph.D.                  -                 *

Common Stock        Shelly Powers                        -                 *

Common Stock        Oscar Gils Carbo                     -                 *

Common Stock        Hirsch Handmaker, M.D.               -                 *

                    All Directors and Executive
Common Stock        Officers as a Group              27,784,167         52.0%

(*)      Less than 1.0%.
(1) The address for each of the individuals listed, unless otherwise stated, is: 400 Oyster Point Boulevard, Suite 201, South San Francisco, California 94080.
(2) As of the Record Date, 48,336,295 shares of common stock were outstanding and options and warrants on 5,075,830 shares were outstanding. Unless otherwise noted, the security ownership disclosed in this table is of record and beneficial. The term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contact, arrangement, understanding, relationship, or otherwise. Stock warrants and options are exercised for AccuImage's common stock.
(3) Dr. Faliks' beneficial ownership percentage for purposes of this table is less than 50% because computations include outstanding options and warrants. Dr. Faliks' ownership of shares entitled to vote as of the record date is 51.8%
(4) Includes 3,000,000 shares owned directly, 3,378,577 owned by C. A. Wall Family Foundation, which is beneficially owned and controlled by Dr. Wall, and 935,000 vested stock options, as of September 30, 2004 or exercisable within 60 days thereafter.
(5) Includes 1,500,000 shares owned directly and 300,000 warrants and 66,667 vested stock options exercisable for common stock.

                                  OTHER MATTERS

      As of the date of this proxy statement, our board of directors knows of no matters that will be presented for consideration at the special meeting other than as described in this proxy statement. Should any other matter requiring a vote of the shareholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment.



                       WHERE YOU CAN FIND MORE INFORMATION

      We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that AccuImage files with the Securities and Exchange Commission at the Securities and Exchange Commission's Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. These Securities and Exchange Commission filings are also available to the public at the Internet site maintained by the Securities and Exchange Commission at http://www.sec.gov. Our Internet site address is http://www.AccuImage.com. However, any information that is included on or linked to our Internet site is not a part of this proxy statement.

                                    ANNEX A

        ===============================================================


                                MERGER AGREEMENT



                                  BY AND AMONG



                        MERGE TECHNOLOGIES INCORPORATED,

                             ADI ACQUISITION CORP.,

                           ACCUIMAGE DIAGNOSTICS CORP.

                                       AND


         THE PRINCIPAL SHAREHOLDER OF ACCUIMAGE DIAGNOSTICS CORPORATION







                                NOVEMBER 24, 2004





        ===============================================================

                                TABLE OF CONTENTS

                                                                                                     PAGE


RECITALS................................................................................................1

SECTION 1. DEFINITIONS..................................................................................1

 SECTION 2. THE MERGER; CLOSING; EFFECTIVE TIME.........................................................8

          2.1.  THE MERGER..............................................................................8

          2.2  CLOSING..................................................................................8

          2.3  EFFECTIVE TIME...........................................................................9

          2.4  CHARTER AND BYLAWS.......................................................................9

          2.5.  DIRECTORS AND OFFICERS..................................................................9

          2.6  EFFECT OF THE MERGER ON SHARES...........................................................9

          2.7  EXCHANGE OF SHARES FOR MERGER CONSIDERATION.............................................11

          2.8  ADJUSTMENT FOR CLOSING BALANCE SHEET....................................................12

          2.9      HOLDBACK............................................................................13

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF COMPANY AND THE PRINCIPAL SHAREHOLDER....................13

          3.1  ORGANIZATION............................................................................14

          3.2  AUTHORIZATION OF TRANSACTION............................................................14

          3.3  NONCONTRAVENTION; CONSENTS..............................................................14

          3.4.  CAPITALIZATION.........................................................................15

          3.5  FINANCIAL STATEMENTS; SEC FILINGS.......................................................16

          3.6  UNDISCLOSED LIABILITIES.................................................................18

          3.7  SUBSEQUENT EVENTS.......................................................................19

          3.8  ACCOUNTS RECEIVABLE.....................................................................20

          3.9 TAX MATTERS..............................................................................20

          3.10 CONTRACTS...............................................................................22

          3.11 REAL PROPERTY...........................................................................24

          3.12 INVENTORY...............................................................................25


          3.13 TITLE AND RELATED MATTERS...............................................................26

          3.14 INTELLECTUAL PROPERTY...................................................................26

          3.15 LITIGATION..............................................................................27

          3.16  EMPLOYEE BENEFITS......................................................................27

          3.17  LABOR RELATIONS; EMPLOYEES.............................................................29

          3.18  ENVIRONMENTAL MATTERS..................................................................30

          3.19  LEGAL COMPLIANCE.......................................................................32

          3.20  PERMITS................................................................................32

3.21      AFFILIATE AGREEMENTS.........................................................................33

         3.22  INSURANCE...............................................................................33

         3.23 BANK ACCOUNTS AND POWERS.................................................................33

         3.24 BROKERS' FEES............................................................................34

         3.25 CERTAIN PAYMENTS.........................................................................34

         3.26 CUSTOMER RELATIONSHIPS...................................................................34

         3.27 VENDORS..................................................................................34

         3.28 BOARD APPROVAL...........................................................................35

         3.29 BOOKS AND RECORDS........................................................................35

         3.30 ANTITRUST LAW COMPLIANCE.................................................................35

         3.31 PRODUCT LIABILITY........................................................................35

         3.32 FULL DISCLOSURE..........................................................................36

         3.33 INTERNAL CONTROL OVER FINANCIAL REPORTING................................................36

         3.34 COMPLIANCE WITH SOX......................................................................36

SECTION 4. REPRESENTATIONS AND WARRANTIES OF MERGE.....................................................37

         4.1  ORGANIZATION.............................................................................37

         4.2  AUTHORIZATION OF TRANSACTION.............................................................37



         4.3  NONCONTRAVENTION; CONSENTS...............................................................37

SECTION 5. PRE-CLOSING COVENANTS.......................................................................37

         5.1  GENERAL..................................................................................38

         5.2  NOTICES AND CONSENTS.....................................................................38

         5.3  CARRY ON IN ORDINARY COURSE..............................................................38

         5.4 NO DEFAULT................................................................................39

         5.5  FULL ACCESS..............................................................................39

         5.6  NOTICE OF DEVELOPMENTS...................................................................40

         5.7  NO SOLICITATION OF TRANSACTIONS..........................................................40

         5.8 TAX MATTERS...............................................................................42

         5.9 NEW OEM CONTRACTS.........................................................................42

         5.10  PROXY STATEMENT.........................................................................43

         5.11 COMPANY SHAREHOLDERS' MEETING............................................................44

         5.12 MISSING RECORDS..........................................................................44

SECTION 6. POST-CLOSING COVENANTS......................................................................44

          6.1 GENERAL..................................................................................44

         6.2  LITIGATION SUPPORT.......................................................................44

         6.3  AGREEMENTS REGARDING TAX MATTERS.........................................................45

         6.4 CONFIDENTIAL INFORMATION..................................................................45

         6.5  COVENANT NOT TO COMPETE; SOLICITATION....................................................46

         6.6  PAYMENT OF PRINCIPAL SHAREHOLDER'S NOTE..................................................46

SECTION 7. CLOSING CONDITIONS..........................................................................46

         7.1 CONDITIONS TO OBLIGATION OF MERGE.........................................................46

         7.2  CONDITIONS TO OBLIGATION OF THE COMPANY AND ITS SHAREHOLDERS.............................49

SECTION 8. REMEDIES FOR BREACHES OF THIS AGREEMENT.....................................................50



          8.1 SURVIVAL.................................................................................50

         8.2 INDEMNIFICATION PROVISIONS FOR BENEFIT OF MERGE...........................................50

         8.3 INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE COMPANY.....................................51

         8.4 INDEMNIFICATION PROCEDURES................................................................51

          8.5 BASKET; CAP; SOLE SOURCES OF INDEMNIFICATION.............................................52

          8.6 RIGHT OF SET-OFF.........................................................................52

          8.7 DISPUTE RESOLUTION.......................................................................52

SECTION 9. TERMINATION.................................................................................53

         9.1  TERMINATION..............................................................................53

         9.2 EFFECT OF TERMINATION.....................................................................54

SECTION 10. MISCELLANEOUS..............................................................................55

          10.1 PRESS RELEASES AND ANNOUNCEMENTS........................................................55

          10.2  EXPENSES; TRANSFER TAXES...............................................................55

          10.3  WAIVER.................................................................................56

          10.4  FURTHER ASSURANCES.....................................................................56

          10.5  NO THIRD-PARTY BENEFICIARIES...........................................................56

          10.6  SUCCESSORS AND ASSIGNS.................................................................56

          10.7  SEVERABILITY...........................................................................57

          10.8  COUNTERPARTS; FACSIMILE SIGNATURES.....................................................57

          10.9  DESCRIPTIVE HEADINGS; CONSTRUCTION.....................................................57

          10.10  NOTICES...............................................................................57

          10.11  ENTIRE AGREEMENT......................................................................58

          10.12  AMENDMENTS............................................................................59

          10.13  TIME OF ESSENCE.......................................................................59



          10.14  INCORPORATION OF EXHIBITS AND SCHEDULES...............................................59

          10.15  ATTORNEYS' FEES; GOVERNING LAW........................................................59


                                    EXHIBITS

Consulting Agreement............................................Exhibit A
Escrow Agreement................................................Exhibit B
Items for Opinion of Counsel of Company.........................Exhibit C
Items for Opinion of Counsel to Merge...........................Exhibit D

                                    SCHEDULES

Subsidiaries and Affiliates.....................................Schedule 3.1
Liens and Encumbrances; Consents................................Schedule 3.3
Capitalization .................................................Schedule 3.4
Company Financial Statements....................................Schedule 3.5
Undisclosed Liabilities.........................................Schedule 3.6
Conduct of Business.............................................Schedule 3.7
Accounts Receivable.............................................Schedule 3.8
Tax Matters.....................................................Schedule 3.9
Contracts ......................................................Schedule 3.10
Leases..........................................................Schedule 3.11
Title...........................................................Schedule 3.13
Intellectual Property...........................................Schedule 3.14
Litigation......................................................Schedule 3.15
Employee Benefit Plans..........................................Schedule 3.16
Labor Relations; Employees  ....................................Schedule 3.17
Legal Compliance................................................Schedule 3.19
Permits.........................................................Schedule 3.20
Affiliate Agreements............................................Schedule 3.21
Insurance.......................................................Schedule 3.22
Bank Accounts...................................................Schedule 3.23
Customers ......................................................Schedule 3.26
Vendors.........................................................Schedule 3.27
Internal Controls Over Financial Reporting......................Schedule 3.33

                                MERGER AGREEMENT

         THIS MERGER AGREEMENT (the "AGREEMENT") is made and entered into as of the 24th day November, 2004 by and among MERGE TECHNOLOGIES INCORPORATED, a Wisconsin corporation ("MERGE"), ADI ACQUISITION CORP., a Nevada corporation ("ACQUISITION SUB"), ACCUIMAGE DIAGNOSTICS CORP., a Nevada corporation (together with its subsidiaries and predecessors, the "COMPANY"), and AVIEL FALIKS ("PRINCIPAL SHAREHOLDER").

                                    RECITALS

         A. The Company is presently engaged in the business of development, marketing and support of software for the visualization, analysis and management of medical imaging data whose primary function is to enhance physicians' interpretation of data from medical imaging modalities such as computed tomography ("CT"), magnetic resonance ("MR") and ultrasound through the application of three-dimensional ("3D") computer graphics and image processing technologies (collectively the "Business").

         B. The respective boards of directors of each of MERGE, ACQUISITION SUB, and the COMPANY have determined that the merger of Acquisition Sub with into the Company (the "Merger") upon the terms and subject to the conditions set forth in this Agreement is advisable and have approved the Merger.

         C. The Principal Shareholder owns 34,050,000 Shares of the Company on the date hereof and has entered in a Voting, Proxy and Option Agreement with Merge on the date hereof (the "Voting Agreement") approving the Merger and the transactions contemplated by this Agreement, subject to the conditions set forth in the Voting Agreement.

         D. The parties desire to make certain representations, warranties, covenants and agreements as set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the value, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                             SECTION 1. DEFINITIONS

          For purposes of this Agreement, the following terms have the meanings set forth below:

         "ACQUISITION PROPOSAL" means any offer or proposal made by a Person other than Merge or Acquisition Sub concerning any (a) merger, consolidation, business combination or similar transaction involving the Company or any subsidiary of the Company pursuant to which the stockholders of the Company immediately prior to such transaction would own less than 85% of the aggregate voting power of the entity surviving or resulting from such transaction (or the ultimate parent entity thereof), (b) sale, exclusive license or other disposition, directly or indirectly, of assets of the Company or its subsidiaries representing 15% or more of the consolidated assets of the Company and its subsidiaries; (c) issuance, sale or other disposition of securities (or rights to purchase, or instruments convertible into, or exchangeable for, such securities) by the Company representing 15% or more of the voting power of the Company; or (d) transaction in which any Person or group shall acquire beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), or the right to acquire beneficial ownership of 15% or more of the outstanding capital stock of the Company.

         "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.

         "AFFILIATED  GROUP"  means any  affiliated  group within the meaning of
Section 1504(a) of the Code or any similar provision of state, local or foreign Law.

         "AGREEMENT" means this Merger Agreement, as the same may be amended from time to time in accordance with the terms hereof.

         "ANCILLARY AGREEMENTS" means the Voting Agreement, the Escrow Agreement, the Consulting Agreement, and any Employment Agreement to be signed at Closing by an employee of the Company and Merge or any Affiliate of Merge or a Principal Shareholder.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMPANY"   means   AccuImage   Diagnostics   Corporation,   a   Nevada
corporation, its subsidiaries and its predecessors.

         "CONSULTING AGREEMENT' means the Consulting Agreement in the form of EXHIBIT A between Merge and Principal Shareholder to be signed at Closing.

         "CONTRACTS" means, collectively, all leases, licenses, agreements, purchase orders, indentures, contracts, commitments, bids and proposals, Plans, guarantees, letters of credit, bonds, notes, mortgages, indemnities, and all orders outstanding for the purchase or provision of materials, goods or services by the Company, in each case whether written or oral, including those listed on
SCHEDULE 3.10, to which the Company is a party.

         "EMPLOYEE PENSION BENEFIT PLAN" has the meaning set forth in Section 3(2) of ERISA.

         "EMPLOYEE WELFARE BENEFIT PLAN" has the meaning set forth in Section 3(1) of ERISA.

         "ENVIRONMENTAL, HEALTH, AND SAFETY LIABILITIES" means any cost, damages, expense, liability, obligation or other responsibility, including those of the foregoing which are latent, contingent or potential in nature, arising from or under any Environmental Law and consisting of or relating to:

                  (a) any environmental,  health or safety matters or conditions
                      (including on-site or off-site contamination, occupational safety and health, and regulation of chemical substances or products);

                  (b) fines, penalties, judgments, awards, settlements, legal or administrative proceedings, damages, losses, claims, demands and response, investigative, remedial, or inspection costs and expenses arising under any Environmental Law;

                  (c) financial  responsibility  under any  Environmental Law or any Law related to occupational safety and health for cleanup costs or corrective action, including any investigation, cleanup, removal, containment or other remediation or response actions required by any Environmental Law (whether or not such action has been required or requested by any Governmental Entity or any other Person) and for any natural resource damages; or

                  (d) any  other  compliance,   corrective,   investigative,  or
                      remedial measures required under any Environmental Law.

         The terms "removal" and "remediation," and "responsive action" include the types of activities covered by the United States Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et. seq., as amended ("CERCLA").

         "ENVIRONMENTAL LAW" means any Law with respect to the preservation of the environment or the promotion of worker health and safety, including any Law relating to Hazardous Materials, drinking water, surface water, groundwater, wetlands, landfills, open dumps, storage tanks, underground storage tanks, solid waste, waste water, storm water run-off, noises, odors, air emissions, waste emissions or wells. Without limiting the generality of the foregoing, the term encompasses each of the following statutes and the regulations promulgated thereunder, and any similar applicable state, local or foreign Law, each as amended (a) CERCLA, (b) the Solid Waste Disposal Act, (c) the Hazardous Materials Transportation Act, (d) the Toxic Substances Control Act, (e) the Clean Water Act, (f) the Clean Air Act, (g) the Safe Drinking Water Act, (h) the National Environmental Policy Act of 1969, (i) the Superfund Amendments and
Reauthorization Act of 1986, (j) Title III of the Superfund Amendments and Reauthorization Act, (k) the Federal Insecticide, Fungicide and Rodenticide Act and (l) the provisions of the Occupational Safety and Health Act of 1970 relating to the handling of and exposure to Hazardous Materials and similar substances.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "ESCROW AGENT" means The Capital Trust Company of Delaware.

         "ESCROW AGREEMENT' means the Escrow Agreement among Merge, Principal Shareholder and the Escrow Agent, in substantially the form of EXHIBIT B to be signed prior to Closing.

         "GAAP" means United States generally accepted accounting principles, as in effect as of the date of this Agreement.

         "GOVERNMENTAL ENTITY" means any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

         "HAZARDOUS ACTIVITY" means the distribution, generation, handling, importing, management, manufacturing, processing, production, refinement, Release, storage, transfer, transportation, treatment or use (including any withdrawal or other use of groundwater) of Hazardous Materials in, on, under, about or from the facilities or any part thereof into the environment, other than in ordinary use in compliance with Laws, and any other act, business, operation or thing that poses an unreasonable risk of harm to persons or property on or off the facilities, or that may affect the value of the facilities of the Company.

         "HAZARDOUS MATERIALS" means each and every element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance that is defined, determined or identified as hazardous or toxic under any Environmental Law or the Release of which is prohibited under any Environmental Law. Without limiting the generality of the foregoing, the term will include (a) "hazardous substances" as defined in CERCLA, the Superfund Amendments and Reauthorization Act of 1986, or Title III of the Superfund Amendments and Reauthorization Act and regulations promulgated thereunder, each as amended, (b) "hazardous waste" as defined in the Solid Waste Disposal Act and regulations promulgated thereunder, each as amended, ( c) "hazardous materials" as defined in the Hazardous Materials Transportation Act and the regulations promulgated thereunder, each as amended, (d) "chemical substance or mixture" as defined in the Toxic Substances Control Act and regulation promulgated thereunder, each as amended, (e) petroleum and petroleum products and byproducts and (f) asbestos.

         "INTELLECTUAL PROPERTY" means, collectively, patents, patent disclosures, trademarks, service marks, trade dress, logos, trade names, copyrights and mask works, and all registrations, applications, reissuances, continuations, continuations-in-part, revisions, extensions, reexaminations and associated goodwill with respect to each of the foregoing, computer software (including source and object codes), computer programs, computer data bases and related documentation and materials, data, documentation, trade secrets, confidential business information (including ideas, formulas, compositions, inventions, know-how, manufacturing and production processes and techniques, research and development information, drawings, designs, plans, proposals and technical data, financial, marketing and business data and pricing and cost information) and other intellectual property rights (in whatever form or medium).

         "IRS" means the Internal Revenue Service of the U.S. Department of the Treasury.

         "LAW"  means  any  constitutional   provision,   statute,   law,  rule,
regulation, Permit, decree, injunction, judgment, order, ruling, determination, finding or writ of any Governmental Entity.

         "LIEN" means any mortgage, pledge, security interest, charge, claim, suretyship, attachment, restriction or encumbrance, other than (a) mechanics', materialmens' and similar liens with respect to amounts not yet due and payable,
(b) liens for Taxes not yet due and payable and (c) liens securing rental payments under capital lease arrangements.

         "NET ASSET VALUE" means total assets minus total liabilities of the Company determined in accordance with GAAP.

         "ORGANIZATIONAL DOCUMENTS" means, collectively, (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) any charter, operating agreement and similar documents adopted or filed in connection with the creation, formation or organization of a Person; and (c) any amendment to any of the foregoing.

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "PERMIT" means any license, permit, franchise, certificate of authority or order, or any waiver of the foregoing, issued by any Governmental Entity.

         "PLAN" means any written plan, fund, program, policy, payroll policy, contract or commitment, whether qualified or not qualified for federal income tax purposes, whether for the benefit of a single individual or more than one individual whether or not subject to ERISA, which is (a) an Employee Pension Benefit Plan, (b) an Employee Welfare Benefit Plan or (c) an incentive, bonus, employment, equity, retention, non-competition, deferred compensation, severance, change in control or ownership or other benefit compensatory plan, fund, program, policy, agreement, contract or commitment of the Company or any Affiliate of the Company for employees, former employees, directors, independent contractors, former independent contractors or their dependents or their beneficiaries.

         "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a Governmental Entity.

         "PROHIBITED TRANSACTION" has the meaning set forth in Section 406 of ERISA and Section 4975 of the Code.

         "REGULATORY  AGENCY" means (i) the Securities and Exchange  Commission,
(ii) any self-regulatory organization (including NASDAQ), and (iii) any other federal, state or foreign governmental or regulatory agency or authority.

         "RELATED PERSON" means with respect to a particular individual: (a) each other member of such individual's Family; (b) any Person that is directly or indirectly controlled by such individual or one or more members of such individual's Family; (c) any Person with respect to which such individual or one or more members of such individual's Family serves as a director, officer, partner, executor, or trustee (or in a similar capacity). "RELATED PERSON" means, with respect to a specified Person other than an individual: (a) any
Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person; (b) any Person that holds a 5% or more voting or equity interest in such specified Person; (c) each Person that serves as a director, officer, partner, executor or trustee of such specified Person (or in a similar capacity); (d) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity); and (e) any related Person of any individual described in clause (b) or (c). For purposes of this definition, the "FAMILY" of an individual includes (i) the individual, (ii) the individual's spouse and former spouses, (iii) any other natural person who is related to the individual or the individual's spouse as a parent or descendant, and (iv) any other natural person who resides with such individual.

         "RELEASE"   means  any  spilling,   leaking,   emitting,   discharging,
depositing, escaping, leaching, dumping or other releasing into the environment, whether intentional or unintentional.

         "SCHEDULES" means, collectively, the disclosure schedules attached to this Agreement, which are incorporated into the Agreement in their entirety and made a part thereof.

         "SHARES" means all of the issued and outstanding voting and non-voting shares of capital stock of the Company.

         "SHAREHOLDERS" means the owners of all the Shares of the Company.

         "SUPERIOR PROPOSAL" means any bona fide written offer or proposal made by a Person other than Merge or Acquisition Sub that concerns any merger, consolidation, tender offer, exchange offer, asset acquisition (including by exclusive license), stock or other securities issuance, business combination or similar transaction involving the Company or any subsidiary of the Company that, if consummated, would result in a third party (or its stockholders) owning, directly or indirectly, a majority of the Shares then outstanding (or a majority of the voting power of the shares of capital stock of the surviving entity in a merger, or of the direct or indirect parent of the surviving entity in a merger) or a majority of the assets of the Company and its subsidiaries prior to such transaction, which the Board of Directors of the Company determines in good faith (after consultation with a recognized financial advisor) to be (i) more favorable to the stockholders of the Company from a financial point of view (taking into account probability of closing and all other terms and conditions of such proposal and this Agreement and any changes to the financial terms of this Agreement proposed by Merge in response to such offer or otherwise) than the Merger; and (ii) reasonably capable of being completed, taking into account all financial, legal regulatory and other aspects of the proposal, and the identity of the Person making the proposal.

         "TAX RETURN" means any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto.

         "TAX" means any federal, state, local or foreign net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, environmental, capital stock, social security, unemployment, disability, real property, personal property, registration, value added, alternative, add-on minimum, stamp, occupation, premium, windfall profits, customs, duties or other tax, fee, assessment or charge, including any interest, penalty or addition thereto.

         "TRANSFER AGENT" means Pacific Stock Transfer Company, the Company's current transfer agent for its Shares.

         In addition, the following terms shall have the meanings ascribed to them in the section number opposite such term:

         "ACCOUNTS RECEIVABLE".................................Section 3.8
         "AUDITOR" ............................................Section 2.8
         "BALANCE SHEET".......................................Section 3.8
         "BALANCE SHEET PROCEDURES"............................Section 2.8
         "BASKET AMOUNT".......................................Section 8.5
         "BY-LAWS".............................................Section 2.4
         "BUSINESS"............................................Recitals
         "CERTIFICATE".........................................Section 2.6(a)
         "CERTIFICATE OF MERGER"...............................Section 2.3
         "CHARTER".............................................Section 2.4
         "CLOSING".............................................Section 2.2
         "CLOSING DATE"........................................Section 2.2
         "CLOSING DATE BALANCE SHEET"..........................Section 2.8
         "COMPANY BALANCE SHEET"...............................Section 3.5
         "COMPANY SEC REPORTS".................................Section 3.5
         "CONSULTING AGREEMENT.................................Section 1
         "DAMAGES".............................................Section 8.2
         "DISSENTING SHAREHOLDER"..............................Section 2.6
         "DISSENTING SHARES"...................................Section 2.6
         "EDGAR"...............................................Section 3.5
         "EFFECTIVE TIME"......................................Section 2.3
         "ESCROW AGREEMENT"....................................Section 1
         "EXCLUDED SHARES".....................................Section 2.6
         "FILED COMPANY SEC REPORTS"...........................Section 3.5
         "FINANCIAL STATEMENTS"................................Section 3.5(b)
         "HOLDBACK"............................................Section 2.9
         "INDEMNIFIED BUYERS"..................................Section 8.2
         "MERGE COMPANIES".....................................Section 2.6(a)
         "MERGER"..............................................Recitals
         "MERGER CONSIDERATION"................................Section 2.3
         "NEVADA SECRETARY"....................................Section 2.3
         "NEVADA STATUTE"......................................Section 2.1
         "PRELIMINARY CLOSING BALANCE SHEET"...................Section 2.8

         ."SEC"................................................Section 3.5(a)
         "SOX".................................................Section 3.5
         "SURVIVING CORPORATION"...............................Section 2.1
         "TARGET AMOUNT".......................................Section 2.8
         "VOTING AGREEMENT.....................................Recitals
         "YEAR-END BALANCE SHEET"..............................Section 3.5(e)

                 SECTION 2. THE MERGER; CLOSING; EFFECTIVE TIME

         2.1.     THE MERGER.

         Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 2.3) Acquisition Sub shall be merged with and into the Company and the separate corporate existence of Acquisition Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving Corporation"), and the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The Merger shall have the effects specified in the Nevada General Corporation Law (the "Nevada Statute").

         2.2      CLOSING.

         The closing of the Merger (the "Closing") shall take place (i) at the offices of Michael Best & Friedrich LLP, 100 E. Wisconsin Avenue, Milwaukee Wisconsin on the second business day after the day on which the last to be fulfilled or waived of the conditions set forth in Section 7 shall be satisfied or waived in accordance with this Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions) or (ii) at such other place and time and/or on such other date as the Company and Merge may agree in writing (the "Closing Date").

         2.3      EFFECTIVE TIME.

         As soon as practicable following the Closing on the Closing Date, the Company and Merge will cause a certificate of merger (the "Certificate of Merger") to be executed, acknowledged and filed with the Secretary of State of the State of Nevada (the "Nevada Secretary") as provided in Section 92A.200 of the Nevada Statute. As part of such filing, a plan of merger in form reasonably acceptable to Merge and the Company will be filed with the Nevada Secretary. The Merger shall become effective at the time the Certificate of Merger is duly filed with the Secretary of State of the State of Nevada (the "Effective Time").

         2.4      CHARTER AND BYLAWS.

         The Certificate of Incorporation of Acquisition Sub as in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Corporation (the "Charter"), until duly amended as provided therein or by applicable Law. The bylaws of Acquisition Sub as in effect immediately prior to the Effective Time shall be the bylaws of the

Surviving Corporation (the "By-Laws"), until duly amended as provided therein or by applicable Law.

         2.5.     DIRECTORS AND OFFICERS.

         The directors of Acquisition Sub at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Charter and the By-Laws. The officers of Acquisition Sub at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Charter and the By-Laws.

         2.6      EFFECT OF THE MERGER ON SHARES.

                  (a) At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any Shares of the Company, each Share issued and outstanding immediately prior to the Effective Time (other than "Excluded Shares" as defined below) shall be converted into the right to receive the proportionate share of Six Million Dollars ($6,000,000) which amount shall include the Holdback (as defined in Section 2.9) (the "Merger Consideration").

                  Shares owned by Merge,  Acquisition Sub or any other direct or indirect Subsidiary of Merge (collectively, the "Merge Companies") or Shares that are owned by the Company or any direct or indirect subsidiary of the
Company, and in each case not held on behalf of third parties, or Shares ("Dissenting Shares") that are owned by shareholders ("Dissenting Shareholders") who do not vote to approve the Merger and comply with all the provisions of the Nevada Statute concerning the right of holders of Shares to dissent from the Merger and require payment of fair value (as that term is used in the Nevada Statute) for their Shares shall be an "Excluded Share" and collectively, "Excluded Shares" for purposes of this Agreement. At the Effective Time, all Shares shall no longer be outstanding and shall be canceled and retired and shall cease to exist, and each certificate (a "Certificate") formerly representing any of such Shares (other than Excluded Shares) shall thereafter represent only the right to receive the Merger Consideration.

                  The   portion  of  the  Merger   Consideration   due  to  each
Shareholder on the Closing Date (other than Dissenting Shareholders) shall be his or her proportionate ownership of the outstanding Shares as of Closing.

                  (b) Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, any Dissenting Shares shall not be converted as described in Section 2.6(a), but shall be converted into the right to receive such consideration as may be determined to be due to the respective Dissenting Shareholders pursuant to the Nevada Statute. If, after the Effective Time, any Dissenting Shareholder withdraws his demand or fails to perfect or otherwise loses his rights as a Dissenting Shareholder to payment of fair value, in any case pursuant to the Nevada Statute, his Shares shall be deemed to be converted as of the Effective Time into the right to receive his proportionate share of the Merger Consideration. The Company shall give Merge (i) prompt notice of any demands for fair value for Shares received by the Company and (ii) the opportunity to participate in and direct all negotiations and proceedings with respect to any such demands. The Company shall not, without the prior written consent of Merge, make any payment with respect to, or settle, offer to settle or otherwise negotiate, any such demands. Any amounts paid to the holders of Dissenting Shares in excess of their proportionate share of the Merger Consideration, and the costs of all proceedings, including attorneys' and expert witness fees, in resolving the claim of any Dissenting Shareholder, shall be an amount to be indemnified under Section 8 or paid out of the Holdback, at the option of Merge

                  (c) Cancellation of Shares. Each Share issued and outstanding immediately prior to the Effective Time and owned by any of the Merge Companies or owned by the Company or any direct or indirect subsidiary of the Company (in each case other than Shares that are owned on behalf of third parties), shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding, shall be canceled and retired without payment of any consideration therefor and shall cease to exist.

                  (d) Acquisition Sub. At the Effective Time, each share of Common Stock, par value $.01 per share, of Acquisition Sub issued and outstanding immediately prior to the Effective Time shall be automatically converted into one share of common stock of the Surviving Corporation.

         2.7      EXCHANGE OF SHARES FOR MERGER CONSIDERATION.

                  (a) Payment Procedures. At the Closing, Merge shall deliver to the Transfer Agent, for delivery to each of the Shareholders (other than holders of Excluded Shares) such Shareholder's proportionate share of the Merger Consideration due at Closing in exchange for Shares being surrendered except that the Holdback shall be delivered by Merge to the Escrow Agent at Closing for deposit pursuant to the Escrow Agreement. Upon surrender of a Certificate (or affidavit of loss in lieu thereof) for cancellation to the Transfer Agent, the holder of such Certificate shall be entitled to receive in exchange therefor (after giving effect to any tax withholding required by Law) (i) a check in the amount of the holder's proportionate share of the Merger Consideration based upon the number of Shares represented by such Certificate (or affidavit of loss in lieu thereof), and the Certificate so surrendered shall forthwith be canceled. No interest will be paid or accrued on any amount payable upon due surrender of the Certificates. In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Transfer Agent, a check for any cash to be paid upon due surrender of the Certificate may be paid to such a transferee if the Certificate formerly representing such Shares is presented to the Transfer Agent, accompanied by all documents required by the Transfer Agent to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid or are not applicable.

                  (b) Transfers. After the Effective Time, there shall be no transfers on the stock transfer books regarding the Company of the Shares that were outstanding immediately prior to the Effective Time.

                  (c) Lost, Stolen or Destroyed Certificates. In the event any Certificates shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificates to be lost, stolen or destroyed and execution of an indemnity agreement in form satisfactory to Merge and the Transfer Agent and further, if required by Merge or the Transfer Agent, the posting by such Person of a bond in customary amount as indemnity against any claim that may be made against it with respect to such Certificates, the Transfer Agent may issue in exchange for such lost, stolen or destroyed Certificates a check in the amount (after giving effect to any required tax withholdings) proportionate share of the Merger Consideration represented by such lost, stolen or destroyed Certificate deliverable in respect of, the Shares represented by such Certificates pursuant to this Agreement.

         2.8      ADJUSTMENT FOR CLOSING BALANCE SHEET.

                  (a) ADJUSTMENT. Merge shall be reimbursed by the amount that the Net Asset Value (as hereinafter defined) of the Company determined as of the Closing Date is less than $-220,168 (negative $220,168) (the "Target Amount"). The amount of any such adjustment shall be paid to Merge from the Holdback.

                  (b) NET ASSET VALUE. For purposes of this Section, the term "Net Asset Value" means the net asset value reflected in the Closing Balance Sheet (as hereinafter defined), except that the following shall be excluded from the calculation of any Net Asset Value: (i) cash received upon exercise of stock options for Shares exercised after September 30, 2004; (ii) up to $80,000 of legal fees incurred by the Company in connection with the Merger, as evidenced by invoices of legal counsel for the Company prepared in a manner consistent with past practices; and (iii) operating losses of the Company incurred in the ordinary course of business from and after October 1, 2004 (not to exceed $40,000 per full calendar month, prorated to the Closing Date).


                  (c) Five days prior to the Closing Date, the Company will prepare a Preliminary Balance Sheet in accordance with GAAP which has properly accrued for all amounts owed to vendors and employees, current and previous management and properly reserved for bad debt and all pending, threatened and contingent liabilities required to be reserved for under GAAP up to and including the Closing Date (such balance sheet, the "Preliminary Balance Sheet" and such procedures, the "Balance Sheet Procedures"). If the Preliminary Balance Sheet indicates that the Net Asset Value is less than the Target Amount, Merge may deduct the difference from the Merger Consideration.

                   The final balance sheet as of the Closing Date (the "Closing Date Balance Sheet") will be prepared by Merge and delivered to the Principal Shareholder within one hundred eighty (180) days after Closing. The Closing Date Balance Sheet shall be prepared consistent with the Balance Sheet Procedures. If the Principal Shareholder notifies Merge within thirty (30) days following receipt of the Closing Date Balance Sheet that the Principal Shareholder disagrees with the Closing Date Balance Sheet, the parties shall attempt in good faith to resolve such dispute as soon as possible. If the parties are unable to resolve such dispute within thirty (30) days after the Merge's receipt of notice from the Principal Shareholder, such dispute shall be submitted to a neutral office of nationally recognized independent accountants (the "Auditor") jointly chosen by, and mutually acceptable to, the Principal Shareholder and Merge for the purpose of resolving the dispute set forth in such notice. If the parties are not able to agree on the Auditor within thirty (30) days, the Auditor shall be the Milwaukee Office of Grant Thornton or Deloitte Touche. The Auditor shall review and decide the issue or issues that are subject of such dispute within 30 days. The decision of the Auditor shall be binding on the parties. The fees and costs of the Auditor shall be borne equally by the Principal Shareholder and Merge (50%). Any amount by which the Net Asset Value, as finally determined in the Closing Date Balance Sheet, is less than the Target Amount (other than any amount already withheld from the Merger Consideration) shall at Merge's option, either first be paid out of the Holdback referred to in Section 2.9 or be subject to indemnification as provided in Section 8. The Merger Consideration shall not be increased if the Closing Date Balance Sheet Net Asset Value shows a lower net loss than the Target Amount.

         2.9      HOLDBACK.

         $1,000,000 of the Merger Consideration shall be deposited by Merge at Closing with the Escrow Agent to be governed by the terms of the Escrow Agreement (the "Holdback"). At the conclusion of the escrow Merge will pay the Principal Shareholder simple interest out of its own funds to the extent sufficient funds are not in Escrow, at the rate of five percent (5%) per annum, on the net adjusted balance of the Holdback outstanding at the end of the escrow period (i.e. original balance less amounts due to Merge under Section 2.8 or Section 8 of this Agreement) and due to Principal Shareholder. Such interest will be calculated from the Closing Date. No interest shall be paid by Merge or out of the Escrow to Principal Shareholder from and after the Closing Date on amounts paid to Merge out of the Escrow.

     SECTION 3. REPRESENTATIONS AND WARRANTIES OF COMPANY AND THE PRINCIPAL
                                   SHAREHOLDER

         The Company and the Principal Shareholder, jointly and severally prior to the Closing, and the Principal Shareholder by himself from and after the Closing, hereby represent and warrant to, and covenant with, Merge and Acquisition Sub as of the date of this Agreement and as of the Closing Date, as follows, it being agreed that a disclosure applicable to one representation and warranty shall be deemed to modify and provide information with respect to the other representations and warranties to which the disclosure is reasonably believed to be relevant without the necessity of repetition:

         3.1      ORGANIZATION.

         The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Nevada. The Company and each of its Affiliates is duly qualified or licensed to conduct business and is in good standing under the Laws of each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification necessary, a list of which is set forth on SCHEDULE 3.1, except where the failure to so qualify would not have a material adverse effect on the business or assets of the Company. The Company has full corporate power and authority necessary to own or lease its assets and property, and to carry on the Business and to own and use the properties owned and used by it. The Company has delivered to Merge copies of the Organizational Documents of the Company, each as amended to date, and each such document is in full force and effect. The Company is not in violation of its Organizational Documents. SCHEDULE 3.1 lists all Affiliates of the Company, indicating the jurisdiction of incorporation or organization of each Affiliate. The Company does not control, directly or indirectly, or have any direct or indirect ownership or equity interest in any Person.

         3.2      AUTHORIZATION OF TRANSACTION.

         The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Board of Directors of the Company and, prior to Closing, will be authorized by all necessary action on the part of the Shareholders. The Company and the Principal Shareholder have the absolute and unrestricted right, power, authority and capacity (including full corporate power and authority) or have taken all requisite action to enable the Company and the Principal Shareholder to execute and deliver this Agreement and the Ancillary Agreements and to perform their obligations hereunder and thereunder. This Agreement has been, and upon Closing will be, duly executed and delivered by the Company and the Principal Shareholder. When duly executed and delivered, this Agreement constitutes, and each of the Ancillary Agreements delivered in conjunction with this Agreement, when executed and delivered will constitute, the valid and legally binding obligation of the Company and/or of the Principal Shareholder as the case may be, each enforceable in accordance with its terms, subject to (i) laws of general application relating to bankruptcy insolvency, and the relief of debtors, and (ii) general equitable principles.

         3.3      NONCONTRAVENTION; CONSENTS.

                  (a) Except as set forth on Schedule 3.3, the execution and delivery of this Agreement and the Ancillary Agreements by the Company and the Principal Shareholder contemplated by this Agreement, and the consummation and performance by the Company and the Principal Shareholder of the transactions contemplated hereby or thereby, will not: (i) violate any Law to which the Company or the Principal Shareholder or by which either of them or any of their respective properties are bound or affected; (ii) violate any provision of the Organizational Documents of the Company; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under or impair the Company's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of the Company, pursuant to any Contract, Permit, or other instrument or obligation to which the Company is a party or by which the Company or its properties are bound or affected.

                  (b) SCHEDULE 3.3 lists all consents, waivers and approvals required to be obtained in connection with the consummation and performance of the transactions contemplated hereby under any of the Contracts or Permits to which the Company or the Principal Shareholder is a party. No Contract to which the Company is a party has been amended to increase the amount payable by the Company thereunder or otherwise modify the terms thereof in order to obtain any such consent, approval or authorization.

                  (c) Except as set forth on Schedule 3.3, no consent, approval, order or authorization of or registration, declaration or filing with any Governmental Entity, is required by or with respect to the Company or the Principal Shareholder in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or thereby.

         3.4.     CAPITALIZATION.

                  (a) SCHEDULE 3.4 sets forth for the Company (i) the number of shares of authorized capital stock, (ii) the number of issued and outstanding capital stock of each class of the shares, (iii) the names of its directors and elected officers and (iv) the names each Person owning options or warrants for Shares and the number of shares, options, warrants, and convertible securities owned by such Person and obtainable upon exercise in full of all options and warrants. All of the issued and outstanding Shares of capital stock of the Company, and all Shares issuable upon exercise of outstanding options and warrants, have been duly authorized and are validly issued, fully paid and nonassessable and are not subject to preemptive rights whether created by (i) statute, (ii) the Organizational Documents of the Company or (iii) any agreement or document to which the Company or any Affiliate thereof is a party or by which it is bound. The Principal Shareholder holds of record and owns beneficially good, valid and marketable title to all of the outstanding Shares of the Company listed on SCHEDULE 3.4, free and clear of any restrictions on transfer (other than restrictions under the Securities Act of 1933, as amended, and applicable state securities Laws), Taxes, Liens, options, warrants, purchase rights, contracts, agreements, commitments, equities, claims or demands.

                  (b) Except as set forth in SCHEDULE 3.4, there are no equity securities, partnership or limited liability company interests or similar ownership interests of any class of the Company, or any securities exchangeable or convertible into or exercisable for such equity securities, partnership or limited liability company interests or similar ownership interests, issued, reserved for issuance or outstanding. Except for securities the Company owns, directly or indirectly, there are no equity securities, partnership interests or similar ownership interests of any class of any subsidiary of the Company, or any security exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. Except as set forth in SCHEDULE 3.4, there are no outstanding or authorized options, warrants, equity securities, partnership or limited liability company interests or similar ownership interests, calls, rights (including purchase rights, subscription rights, conversion rights, preemptive rights, exchange rights, rights related to stock appreciation, phantom stock or profit participation, or similar rights), or any commitments, contracts or agreements (all of the foregoing of which shall be terminated on or before the Closing Date) of any character to which the Company is a party or by which it is bound obligating the Company or the Principal Shareholder to issue, deliver, sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition, of any shares of capital stock, partnership interests or similar ownership interests of the Company or obligating the Company to grant, extend, accelerate the vesting of or enter into any such option, warrant, equity security, call, right, commitment, contract or agreement.

                  (c) All Shares and all options, warrants, convertible or other securities of the Company have been issued in compliance with all applicable federal and state securities laws and any applicable pre-emptive rights.

                  (d) The Principal Shareholder has good title to his 34,050,000 Shares, free and clear from any Lien, preemptive right, voting trust or shareholder agreement, exception, proxy, option, put, call, or any third-party right of any kind or nature whatsoever except the Voting Agreement. The Principal Shareholder has full and sole voting power (in the case of voting Shares owned by such Person) over his Shares and has the full right, power and authority to deliver his Shares to Merge in exchange for his pro rata share of the Merger Consideration in the manner provided for in this Agreement.

         3.5      FINANCIAL STATEMENTS; SEC FILINGS.

                  (a) The Company has on a timely basis filed all forms, reports, and documents required to be filed by it with the Securities and Exchange Commission ("SEC") since January 1, 2001. SCHEDULE 3.5 lists and (except to the extent available in full without redaction on the SEC's web site through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR") two days prior to the date of this Agreement) contains true and complete copies in the form filed with the SEC of (i) the Company's Annual Reports on Form 10-K SB for each fiscal year of the Company ending on or after December 31, 1999;
(ii) its Quarterly Reports on Form 10-Q SB for each of the first three fiscal quarters in each of the fiscal years of the Company referred to in clause (i) above; (iii) all proxy statements relating to the Company's meetings of shareholders (whether annual or special) held, and all information statements relating to shareholder consents since the beginning of the first fiscal year referred to in clause (i) above; (iv) all certifications and statements required by (A) Rule 13a-14 or 15d-14 under the Exchange Act or (B) 18 U.S.C. ss. 1350 (Section 906 of the Sarbanes-Oxley Act of 2002 ("SOX")) with respect to any report referred to in clause (i) or (ii) above; (v) all other forms, reports, registration statements, and other documents (other than preliminary materials if the corresponding definitive materials are contained in Schedule 3.5) filed by the Company with the SEC since the beginning of the first fiscal year referred to in clause (i) above (the forms, reports, registration statements, and other documents referred to in clauses (i), (ii), (iii), (iv), and (v) above are, collectively, the "Company SEC Reports" and, to the extent available in full without redaction on the SEC's web site through EDGAR two days prior to the date of this Agreement, are, collectively, the "Filed Company SEC Reports"); and
(vi) all comment letters received by the Company from the staff of the SEC since January 1, 2001, and all responses to such comment letters by or on behalf of the Company. All matters and statements made in the certifications and statements referred to in clause (iv) above are accurate. The Company SEC Reports (x) were or will be prepared in accordance with the requirements of the Securities Act and the Exchange Act, as applicable, and the rules and regulations thereunder and (y) did not at the time they were filed with the SEC, or will not at the time they are filed with the SEC, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The

Company maintains disclosure controls and procedures as required by Rule 13a-15 or 15d-15 under the Exchange Act. Schedule 3.5 contains true and complete copies of all written descriptions of and all policies, manuals, and other documents promulgating such disclosure controls and procedures. Except as disclosed in Filed Company SEC Reports, each director and executive officer of the Company has filed with the SEC on a timely basis complete and accurate versions of all statements required by Section 16(a) of the Exchange Act and the rules and regulations thereunder since January 1, 2001. As used in this Section 3.5, the term "filed" shall be broadly construed to include any manner in which a document or information is furnished, supplied, or otherwise made available to the SEC, including, but not limited to, as may be required pursuant to Item 9 or 12 of Form 8-K.

                  (b) The financial statements of the Company included or incorporated by reference in any Company SEC Reports (including the related notes) complied as to form, as of the respective dates of filing of such Company SEC Reports with the SEC, in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto
(including, without limitation, Regulation S-B), have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, to the extent permitted by Regulation SB for Quarterly Reports on Form 10-Q-SB) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial condition of the Company at the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that were not, or with respect to any such financial statements contained in any Company SEC Reports to be filed subsequent to the date hereof are not expected to be, material in amount or effect). Schedule 3.5 lists copies of the documentation creating or governing, all "off-balance sheet arrangements" (as defined in Item 303(c) of Regulation SB) in effect with respect to the Company during any period covered by any of the Company SEC Reports that was required to be disclosed in any Company SEC Report. Odenburg, Ullakko Murenishi & Company, LLP, which has expressed its opinion with respect to the consolidated financial statements of the Company included in Company SEC Reports (including the related notes) filed after January 1, 2003, (x) is a registered public accounting firm (as defined in Section 2(a)(12) of SOX), (y) to the Company's knowledge, after reasonable inquiry, is and has been throughout the periods covered by such financial statements "independent" with respect to the Company within the meaning of Regulation S-X, and (z) to the Company's knowledge, after reasonable inquiry, is, and has been throughout the periods covered by such financial statements, with respect to the Company, in compliance with subsections (g) through (l) of
Section 10A of the Exchange Act. Pohl McNabola Berg & Company LLP, which expressed its opinion with respect to the consolidated financial statements of the Company included in Company SEC Reports (including the related notes) filed prior to January 1, 2003, (y) to the Company's knowledge, after reasonable inquiry, was throughout the periods covered by such financial statements "independent" with respect to the Company within the meaning of Regulation S-X, and (z) to the Company's knowledge, after reasonable inquiry, was throughout the periods covered by such financial statements, with respect to the Company, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act.
SCHEDULE 3.5 lists all non-audit services performed by Odenburg, Ullakko Murenishi & Company, LLP or Pohl McNabola Berg & Company LLP for the Company since January 1, 2003.

                  (c) Except as and to the extent set forth on the audited balance sheet of the Company as of September 30, 2004, including all notes thereto (the "Year-end Balance Sheet") attached to this Agreement as SCHEDULE 3.5(c), the Company has no liabilities or obligations of any nature (whether accrued, absolute, contingent, or otherwise) that would be required to be reflected on a balance sheet, or in the notes thereto, prepared in accordance with GAAP, except (i) for liabilities or obligations incurred in the ordinary course of business since September 30, 2004, that would not have a material adverse effect on the Company, or (ii) as otherwise reflected in the Filed Company SEC Reports.

         3.6      UNDISCLOSED LIABILITIES.

         The Company has no material liabilities or obligations of a type required to be disclosed on a balance sheet or in the related notes to the combined financial statements prepared in accordance with GAAP (whether known or unknown, absolute or contingent, liquidated or unliquidated, or due or to become due) except for liabilities and obligations which are: (a) reflected or reserved for on the Financial Statements or (b) that have arisen since the date of the last Year-end Balance Sheet in the ordinary course of the operation of the Company (all of which material liabilities and obligations are set forth on SCHEDULE 3.6 and none of which results from, arises out of, relates to, is the nature of or was caused by any breach of contract, breach of warranty, tort, infringement or violation of Law) except as disclosed on such Schedule.

         3.7      SUBSEQUENT EVENTS.

         Since December 31, 2003, there has not been any material adverse change in the business, condition, operations, properties, assets, results of operations or prospects of the Company nor has any event occurred or circumstance arisen that could reasonably be expected to result in such material adverse change. Except as set forth in SCHEDULE 3.7, since the end of its last fiscal year, the Company has conducted its business only in the ordinary course of business and there has not been any:

                  (a) single transaction in an amount exceeding $10,000 or series of related transactions that result in expenditures in excess of $25,000 (not including compensation paid in the ordinary course of business);

                  (b) change in the Company's authorized or issued capital stock; grant of any stock option or right to purchase shares of capital stock of the Company; issuance of any security convertible into such capital stock; grant of any registration rights; purchase, redemption, retirement, or other acquisition by the Company of any shares of any such capital stock; or declaration or payment of any dividend or other distribution or payment in respect of shares of capital stock;

                  (c) amendment to the Organizational Documents of the Company;

                  (d) payment or increase by the Company of any bonuses, salaries, or other compensation to any shareholder, director, officer, or (except in the ordinary course of business) employee or entry into any employment, severance, separation, or similar agreement with any director, officer or employee, except for the salaries and bonuses set forth upon SCHEDULE 3.7, the amount of which bonuses is consistent with the past practices of the Company;

                  (e) adoption of, or increase in the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement or other Employee Benefit Plan for or with any employees of the Company;

                  (f) damage to or destruction or loss of any asset or property of the Company, whether or not covered by insurance, materially and adversely affecting the properties, assets, business, financial condition or prospects of the Company, taken as a whole;

                  (g) entry into, termination of, or receipt of notice of termination of (i) any cooperative, marketing, license, distributorship, sales representative, joint venture, credit or similar agreement, or (ii) any Contract or transaction, or series of related Contracts or transactions, involving a total commitment by or to the Company of more than $25,000.00, except for sales (but not terminations) to customers in the ordinary course of business;

                  (h) sale (other than sales in the ordinary course of business), lease or other disposition of any asset or property of the Company or mortgage, pledge or imposition of any Lien on any material asset or property of the Company;

                  (i) cancellation or waiver of any claims or rights with a value to the Company in excess of $10,000;

                  (j) material change in the accounting methods, principles or practices used by the Company;

                  (k) any revaluation by the Company of any of its assets, including writing down the value of capitalized inventory or writing off notes or Accounts Receivable (defined below) other than in the ordinary course of business;

                  (l) agreement, whether oral or written, by the Company to do any of the foregoing; or

                  (m) Contracts awarded to the Company, including those as to which work has not yet commenced, that include prices at levels not reasonably expected, to yield profits at the Company's usual and customary profitability margins.

         3.8      ACCOUNTS RECEIVABLE.

         All accounts receivable of the Company that are included in the Year-end Balance Sheet or on the accounting records of the Company as of the Closing Date or the Preliminary Balance Sheet (collectively, the "ACCOUNTS RECEIVABLE") represent or will represent valid obligations accounted for in accordance with GAAP applied on a basis consistent with that used in the preparation of the Financial Statements arising from sales actually made or services actually performed in the ordinary course of business. All such Accounts Receivable on the Preliminary Balance Sheet will be or have been collected, net of the respective reserves shown on the Preliminary Balance Sheet, within 90 days following the Closing Date. The reserves maintained by the Company are adequate and calculated consistent with past practice and, in the case of the reserve as of the Closing Date, will not represent a greater percentage of the Accounts Receivable as of the Closing Date than the reserve reflected in the Year-end Balance Sheet representing the Accounts Receivable reflected therein and will not represent a material adverse change in the composition of such Accounts Receivable in terms of aging). There is no contest, claim or right of set-off, under any Contract with any obligor of an Accounts Receivable relating to the amount or validity of such Accounts Receivable.
SCHEDULE 3.8 contains a complete and accurate list of all Accounts Receivable as of the date hereof, which list sets forth the aging of such Accounts Receivable.

         3.9      TAX MATTERS.

                  (a) The Company filed all Tax Returns that it was required to file and all such Tax Returns relating to the Company were correct and complete in all respects. Except as set forth on SCHEDULE 3.9(a)(1), all Taxes owed by the Company, whether or not shown on any Tax Return, have been paid when due. Except as set forth on SCHEDULE 3.9(a)(2), the Company is not currently the beneficiary of any extension of time within which to file any Tax Return. No claim with respect to the Company has ever been made by an authority in a jurisdiction where the Company does not file Tax Returns that any such entity is or may be subject to taxation by that jurisdiction. There is no Lien affecting the Shares or any of the assets or properties of the Company that arose in connection with any failure or alleged failure to pay any Tax.

                  (b) The Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, the Principal Shareholder or other party.

                  (c) No taxing authority will assess any additional Taxes for any period for which Tax Returns relating to the Company have been filed. There is no dispute or claim concerning any Tax liability of the Company claimed or raised by any authority. SCHEDULE 3.9(c) lists all federal, state, local and foreign income Tax Returns of the Company for the past six years, indicates those Tax Returns that have been audited and indicates those Tax Returns that currently are the subject of audit. The Company has delivered to Merge correct and complete copies of all federal income Tax Returns, examination reports and statements of deficiencies assessed against or agreed to by the Company for the past three years.

                  (d) The Company has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

                  (e) All material elections in effect as of the date hereof with respect to Taxes affecting the Company are set forth on SCHEDULE 3.9. The Company is not or will not be required to recognize positive adjustments to income pursuant to Section 481 of the Code.

                  (f) There are no outstanding rulings of, or requests for rulings from, any tax authority addressed to the Company that are, or if issued would be, binding on the Company.

                  (g) Except as set forth on SCHEDULE 3.9, the Company is not a party to any joint venture, partnership or other arrangement or contract which could be treated as a partnership for federal income tax purposes.

                  (h) The Company has not filed a consent under Section 341(f) of the Code concerning collapsible corporations. The Company has not made any payments, is not obligated to make any payments and is not a party to any agreement that under any circumstances could obligate it to make any payments that will not be fully deductible under Section 280G of the Code. The Company has not been a United States real property holding corporation with the meaning of Section 897(c)(2) of the Code during the applicable period specified in
Section 897(c)(1)(A)(ii) of the Code. The Company has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code.

                  (i) None of the assets or properties of the Company secures any debt the interest on which is tax-exempt under Section 103(a) of the Code. None of the assets or properties of the Company are "tax-exempt use property" within the meaning of Section 168(h) of the Code. The transactions contemplated by this Agreement are not subject to Tax withholding pursuant to the provisions of Section 3406 or Subchapter A of Chapter 3 of the Code or any other provision of applicable Law. The Principal Shareholder is a United States Person within the meaning of the Code.

                  (j) Except as set forth on SCHEDULE 3.9, the Company is not a party to any Tax allocation or Tax sharing agreement. The Company (i) is not and has not been a member of an Affiliated Group filing a consolidated federal income Tax Return, and (ii) has not any liability for the Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by contract or otherwise.

                  (k) No taxing authority will assess any additional income Taxes against any Affiliated Group for any period during which the Company was a member of such group. There is no dispute or claim concerning any income Tax liability of any Affiliated Group for any taxable period during which the Company was a member of such group either (i) claimed or raised by any authority in writing or (ii) as to which the Company has knowledge based upon personal contact with any agent of such authority. Except as set forth in SCHEDULE 3.9, no Affiliated Group has waived any statute of limitations with respect to any income Taxes or agreed to any extension of time with respect to an income Tax assessment or deficiency for any taxable period during which the Company was a member of such group.

                  (l) The unpaid taxes of the Company do not and will not as of the Closing Date exceed the reserves for tax liability set forth on its Year-end Balance Sheet.

                  (m) All net operating losses ("NOL's") set forth in the Tax Returns are valid.

                  (n) No new material book deficiencies are expected for the fiscal year ended September 30, 2004.

         3.10     CONTRACTS.

                  (a) Except for the  Contracts  listed on  SCHEDULE  3.10,  the
Company is not a party to or otherwise bound by any written or oral: (i) mortgage, indenture, credit agreement, security agreement, note, installment obligation or other instrument relating to the borrowing of money; (ii) guarantee of any obligation; (iii) letter of credit, bond or other indemnity (including letters of credit, bonds or other indemnities as to which the Company is the beneficiary but excluding endorsements of instruments for collection in the ordinary course of the operation of the Company); (iv) currency or interest rate swap, collar or hedge agreement; (v) offset, countertrade or barter agreement; (vi) agreement for the sale, lease or other disposition by the Company to any Person of any material amount of its assets other than the retirement or other disposition of assets no longer useful to the Company or the sale of finished products and spare parts in the ordinary course of the operation of the Company; (vii) agreement requiring the payment by the Company of more than $10,000 in any 12-month period for the purchase or lease of any machinery, equipment or other capital assets; (viii) agreement providing for the lease or sublease by the Company (as lessor, sublessor, lessee or sublessee) of any real estate or personal property; (ix) distributor, representative, broker or advertising agreement that is not terminable by the Company at will or by giving notice of thirty (30) days or less, without liability; (x) collective bargaining agreement, employment, change of control, severance or consulting agreement or agreement providing for severance payments or other additional rights or benefits (whether or not optional); (xi) joint venture agreement;
(xii) agreement requiring the payment to the Company by any other Person (other than a division, unit or Affiliate of the Company) of more than $10,000 in any 12-month period for the purchase of goods or services; (xiii) any agreement, contract or commitment currently in force relating to the acquisition by the Company of assets not in the ordinary course of business or any ownership interest in any corporation, partnership, joint venture or other business enterprise; (xiv) agreement (including purchase orders, work assignment requests and work assignment authorizations) between the Company and any other division, unit or Affiliate of the Company or Shareholder requiring payments to or by the Company of more than $10,000 in any 12-month period; (xv) license or sublicense agreement with respect to any item of Intellectual Property (whether as licensor, licensee, sublicensor or sublicensee); (xvi) agreement imposing non-competition or exclusive dealing obligations on the Company which otherwise contains any covenant that limits the freedom of the Company to engage in any line of business anywhere in the world or compete with any Person or grants any exclusive distribution rights; (xvii) Contract that is material to the operations, financial condition or prospects of the Company and that is not otherwise reflected on the Schedules; or (xviii) any Plan, including any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, the vesting of benefits of which will be accelerated, or amounts which may become payable (whether currently or in the future) to current or former employees, officers or directors of the Company by the occurrence of, as a result of or in connection with any of the transactions contemplated by this Agreement or the Ancillary Agreements, or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement or any of the Ancillary Agreements.

                  (b) The Company has delivered or made available to Merge correct and complete copies of each written Contract listed on SCHEDULE 3.10, as amended to date, and a written summary setting forth the terms and conditions of each oral Contract referred to on such Schedule. Each Contract is a valid, binding and enforceable obligation of the Company, and, to the knowledge of the Principal Shareholder, the other party or parties thereto, and is in full force and effect. Except as set forth on SCHEDULE 3.10: (i) neither the Company nor any other party thereto has, to the knowledge of the Principal Shareholder, breached, violated or defaulted under, or received notice that it has breached, violated or defaulted under, any Contract set forth on SCHEDULE 3.10; (ii) no event, occurrence or condition exists that, with the lapse of time, the giving of notice, or both, would constitute a breach, violation or default under any Contract listed on SCHEDULE 3.10 by the Company or any other party thereto; and
(iii) the Company has not waived or released any of its material rights under any Contract.

         3.11     REAL PROPERTY.

                  (a) The Company does not own any real property.

                  (b) SCHEDULE 3.11 lists all lease and sublease agreements relating to real property leased or subleased by the Company. With respect to each such lease and sublease:

                         (i)  such  lease or  sublease  constitutes  the  entire
agreement to which the Company is a
party with respect to the real property leased thereunder;

                         (ii) there is no agreement, whether written or oral, to
which the Company is a party that will shorten the duration of the term of such lease or sublease as a result of the consummation of the transaction pursuant to this Agreement;

                         (iii)  the   Company  has  not   assigned,   subleased,
transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold or subleasehold;

                         (iv) all facilities leased or subleased thereunder have
received all approvals of
Governmental Entities (including all Permits) required in connection with the operation thereof and have been operated and maintained in accordance with all applicable Laws to the extent operated and maintained by the Company and to the knowledge of the Company and the Principal Shareholder by any other party which has contracted with the Company;

                         (v)  there is no  action,  suit or  proceeding  pending
against the Company or, to the any
action, suit or proceeding pending or threatened against the Company or any third party that would materially interfere with the quiet enjoyment of such leased real property after the Closing Date;

                         (vi) all facilities leased or subleased  thereunder are
supplied with utilities and other
services necessary for the operation of such facilities; and

                  (c) To the knowledge of the Company and the Principal Shareholder, no fact or condition exists that is reasonably likely to result in the discontinuation of presently available or otherwise necessary water, sewer, gas, electric, telephone, drainage or other utilities or services relating to the real property leased by the Company.

                  (d) All of the real property leased by the Company, and all components of all improvements included within such leased real property, including the roofs and structural elements thereof and the sprinkler and fire protection, heating, ventilation, air conditioning, plumbing, electrical, mechanical, sewer, waste water, storm water, paving and parking equipment, systems and facilities included therein, are in good condition and repair, working order and repair and do not require material repair or replacement in order to serve their intended purposes in all material respects, including use and operation consistent with their present use and operation, except for scheduled maintenance, repairs and replacements conducted or required in the ordinary course of the operation of such leased real property. The Company has made all material repairs and replacements required to be made by it under the real estate leases and subleases to which the Company is a party.

                  (e) Other than options, rights of first refusal or other similar arrangements in favor of the Company under the leases and subleases relating to the real property leased by the Company, the Company has not entered into any contract, arrangement or understanding with respect to the future ownership, development, use, occupancy or operation of any parcel of real property leased by the Company.

                  (f) There are no pending or, to the knowledge of the Company and the Principal Shareholder, threatened or contemplated condemnation or eminent domain proceedings that affect the real property leased by the Company, and the Company has not received any notice, oral or written, of the intention of any Governmental Entity or other Person to take or use all or any part thereof.

                  (g) During the Company' s occupancy, none of the real property leased by the Company or any part thereof has suffered any material damage by fire or other casualty that has not been completely restored.

                  (h) The Company has not received any written notice for any insurance company that has issued a policy to the Company with respect to any real property leased by the Company requiring the performance of any structural or other repairs or alterations to such property.

         3.12     INVENTORY.

         All inventory of the Company, consists of a quality and quantity usable and salable in the ordinary course of business, except for obsolete items and items of below-standard quality, all of which have been written-off or written-down to net realizable value in the Year-end Balance Sheet or on the accounting records of the Company as of the Closing Date, as the case may be. All inventories not written-off have been priced at the lower of cost or market on a first in, first out basis. The quantities of each item of inventory are not excessive, but are reasonable in the present circumstances of the Company. All work in progress of the Company existing as of the Closing, whether or not reflected in any of the Year-end Balance Sheet, is billable and collectable at the Company's usual and customary rates and carries the Company's usual and customary profitability margins.

         3.13     TITLE AND RELATED MATTERS.

         Except as set forth on SCHEDULE 3.13, the Company has good and marketable title, or, in the case of leased properties and assets, valid leasehold interests in, to all the properties and assets purported to be owned or leased, respectively, by it, free and clear of all Liens. The properties and assets owned and leased by the Company include sufficient tangible personal property to conduct the business and operations of the Company as presently conducted. All material items of tangible personal property owned or leased by the Company are in good operating condition and repair, ordinary wear and tear excepted, and are suitable for the purposes for which they are presently being used and presently proposed to be used. Each item of tangible personal property owned or used by the Company immediately prior to the Closing will be owned or available for use by the Company on identical terms and conditions immediately subsequent to the Closing.

         3.14     INTELLECTUAL PROPERTY.

                  (a) The Company owns or has the right to use pursuant to valid license, sublicense, Contract or permission all Intellectual Property necessary or desirable for their operations as presently conducted and as the Company presently proposes to be conducted. Each item of Intellectual Property owned or used by the Company immediately prior to the Closing will continue to be owned or available for use by the Company as survivor of the Merger on identical terms and conditions immediately subsequent to the Closing. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby and thereby, will not (i) constitute a breach of any instrument or Contract governing any Intellectual Property, (ii) cause the forfeiture or termination or give rise to a right of forfeiture or termination of any Intellectual Property or (iii) impair the right of the Company or Merge to use, sell or license any Intellectual Property or portion thereof.

                  (b) The Company has not interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of third parties. Neither the provision of any service nor the manufacture, marketing, license, sale or intended use of any product or technology currently licensed or sold or under development by the Company violates any license or Contract between the Company and any third party or infringes any third party intellectual property rights. The Company has not received any charge, complaint, claim, demand or notice alleging any such interference, infringement, misappropriation or violation (including any claim that the Company must license or refrain from using any Intellectual Property rights of any third party). No third party has interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of the Company. Except as set forth on SCHEDULE 3.14, the Company has not licensed or permitted any third party to exploit any of the Intellectual Property.

                  (c) SCHEDULE 3.14 identifies each patent or registration of Intellectual Property owned by the Company or for which an application filed by the Company is pending, and identifies each license, sublicense, Contract or permission pursuant to which the Company uses any item of Intellectual Property.

                  (d) The Company and the Intellectual Property will not interfere with, infringe upon, misappropriate or otherwise come into conflict with any intellectual property rights of third parties as a result of the continued operation of the business of the Company now or in the future as presently conducted or as proposed to be conducted or as otherwise contemplated by the Consulting Agreement.

         3.15     LITIGATION.

                  Except as set forth on SCHEDULE 3.15, the Company is not (a) subject to any unsatisfied judgment order, decree, stipulation, injunction or charge or (b) a party to or is threatened to be made a party to, any charge, complaint, action, suit, proceeding, hearing or investigation of or in any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction. There are no judicial or administrative actions, proceedings or investigations pending, or, to the knowledge of the Company and the Principal Shareholder, threatened, that question the validity of this Agreement or any of the Ancillary Agreements or any action taken or to be taken by the Company or Principal Shareholder in connection with this Agreement or any of the other agreements contemplated hereby or that, if adversely determined, would have a material adverse effect upon the Company's or the Principal Shareholder's ability to enter into or perform their obligations under this

Agreement or any of the other agreements to which they are a party.

         3.16     EMPLOYEE BENEFITS.

         Except for Plans of the Company disclosed on SCHEDULE 3.16, the Company, which for purposes of this Section 3.16 shall include any Affiliate, does not sponsor, maintain, have any obligation to contribute to or have liability under, and is not otherwise a party to any Plan or other employee benefit arrangements and payroll practices. With respect to each Plan of the Company and to the extent applicable:

                  (a) Each Plan has been maintained and operated in compliance in all material respects with its terms and with the applicable provisions of ERISA, the Code, including Section 408 thereof, all regulations, rulings and other authority issued thereunder, and all other applicable governmental laws and regulations, including all tax rules for which favorable tax treatment is intended;

                  (b) All contributions required by Law or any Plan or applicable collective bargaining agreement (including all employer contributions and employee salary reduction contributions for any period on or before the Closing Date) have been made under any such Plan (without regard to any waivers granted under Section 412 of the Code to any fund, trust, or account established thereunder or in connection therewith) have been made or will have been made by the due date thereof. All accrued contributions, premiums and other payments that would be (without regard to the transactions contemplated hereby), but are not yet, due from any of the Company or associates to (or under) any Plan have been adequately and properly provided for on the Preliminary Balance Sheet;

                  (c) The SEP IRA Plan set forth on SCHEDULE 3.16 qualified under Section 401(a) of the Code prior to its termination in 2004;

                  (d) Except as set forth on SCHEDULE 3.16, no Plan that is an Employee Welfare Benefit Plan provides for continuing benefits or coverage for any participant or beneficiary of a participant after such participant's termination of employment, except to the extent required by law; and there has been no violation of Section 4980B of the Code or Sections 601-608 of ERISA with respect to any such Plan that could result in any material liability;

                  (e) With respect to each such Plan, true, correct, and complete copies of the applicable following documents have been filed or distributed appropriately and made available to Merge: (i) all current Plan documents, and any amendment thereto; (ii) Forms 5500, financial statements, and actuarial reports for the last three (3) plan years; (iii) summary plan descriptions; (iv) the most recent determination letter received from the IRS and (v) the related trust agreements, insurance contracts and other funding agreements that implement such Plans;

                  (f) The Company has never contributed to or been required to contribute to any Multiemployer Plan;

                  (g) SCHEDULE 3.16 includes a workers' compensation paid loss summary through October 31, 2004 on an accident year basis. SCHEDULE 3.16 additionally includes a listing through the Closing Date of all open workers compensation claims showing claimant name, claim number, description, paid loss and case reserve;

                  (h) The Company has never been nor is a party to or otherwise bound by any advance agreement or similar arrangement with any Governmental Entity or regulatory body relating to the allowability, allocation or reimbursement of benefit costs or other matters in connection with any Company Plan;

                  (i) Except as provided on SCHEDULE 3.16, no Plan contains any provision that would prohibit the transactions contemplated by this Agreement and the Ancillary Agreements or that would give rise to any severance, termination or other payments solely as a result of the transactions contemplated by this Agreement and the Ancillary Agreements;

                  (j) Any Plan (or prospective, unaccrued and unvested liability related thereto) is by its terms able to be amended or terminated by the Company;

                  (k) There are no liabilities or obligations relating to any individual's current or former employment with the Company or its Affiliates arising in connection with any violation of any applicable Law prior to the Closing Date;

                  (l) There have been no Prohibited Transactions with respect to such Plans, no fiduciary has any liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of such Plans, and no action, suit, proceeding, hearing or investigation with respect to the administration or the investment of the assets of such Plans (other than routine claims for benefits) is pending or threatened.

                  (m) Neither the Company nor the Principal Shareholder has communicated to any employee (excluding internal memoranda to management) any plan or commitment, whether or not legally binding, to create any additional material Plan or materially modify or change any Plan that would affect any employee or terminated employee of the Company or any of its Affiliates in a material manner;

                  (n) No individual classified as a non-employee for purposes of receiving employee benefits (such as an independent contractor, leased employee, consultant or special consultant), regardless of treatment for other purposes, is eligible to participate in or receive benefits under any Plan which does not specifically provide for their participation. A list of all non-employees is set forth on SCHEDULE 3.16.

                  (o) Except for the SEP IRA Plan set forth on SCHEDULE 3.16, the Company has never sponsored an Employee Pension Benefit Plan.

                  (p) The Company has never self insured any employee benefit, including employees' health insurance program, except as disclosed in SCHEDULE 3.16.

         3.17     LABOR RELATIONS; EMPLOYEES.

                  (a) None of the Company's employees are represented by a labor union or similar collective bargaining organization in connection with their employment by the Company. There are no controversies pending or, to the knowledge of the Company and the Principal Shareholder, threatened between the Company and any current or former employee of the Company or any labor or other collective bargaining unit representing any current or former employee of the Company that could reasonably be expected to result in a labor strike, lockout, dispute, slow-down or work stoppage or otherwise have a material adverse effect on the financial condition, operations or prospects of the Company. To the knowledge of the Company and the Principal Shareholder, there is no organizational effort presently being made or threatened by or on behalf of any labor union or collective bargaining organization with respect to employees of the Company. The Company is and has been in material compliance with all Laws regarding employment practices, terms and conditions of employment, and wages and hours (including ERISA, the Workers Adjustment and Retraining and Notification Act or any similar state or local law).

                  (b) SCHEDULE  3.17(b) contains a complete and accurate list of the following information for each employee or director of the Company, including each employee on leave of absence or layoff status: name; job title; current compensation paid or payable and any change in compensation since December 31, 2003; vacation accrued; and service credited for purposes of vesting and eligibility to participate under the Company's pension, retirement, profit-sharing, thrift-savings, deferred compensation, stock bonus, stock option, cash bonus, employee stock ownership (including investment credit or payroll stock ownership), severance pay, insurance, medical, welfare, or vacation plan, other Employee Pension Benefit Plan or Employee Welfare Benefit Plan, or any other employee benefit Plan or any director plan.

                  (c) No employee or director of the Company is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, noncompetition, or Intellectual Property or proprietary rights agreement, between such employee or director and any other Person that in any way adversely affects or will affect the performance of his or her duties as an employee or director of the Company or the ability of the Company to conduct its business. To the knowledge of the Company and the Principal Shareholder, no director, officer, key employee or group of employees of the Company intends to terminate his or her employment with the Company.

                  (d) Neither the Principal Shareholder nor the Company has guaranteed or promised continuing employment to any employee, and the Principal Shareholder and the Company understand that business conditions will dictate appropriate employment levels after the Closing.

                  (e) SCHEDULE 3.17(e) contains a complete and accurate list of the following information for each retired employee or director of the Company, or their dependents, receiving benefits or scheduled to receive benefits in the future: name; pension benefit; pension option election; retiree medical insurance coverage; retiree life insurance coverage; and other benefits.

         3.18     ENVIRONMENTAL MATTERS.

                  (a) The Company is, and at all times has been, in full compliance with, and has not been and is not in violation of or liable under, any Environmental Law. Neither the Company nor the Principal Shareholder has any basis to expect, nor has either of them or any Person for whose conduct they are or may be held to be responsible, received any actual or threatened order, notice or other communication from (i) any Governmental Entity or private citizen acting in the public interest, or (ii) the current or prior owner or operator of any facilities used, owned or operated by the Company or the property on which such facilities are, or were located, of any actual or potential violation or failure to comply with any Environmental Law, or of any actual or threatened obligation to undertake or bear the cost of any Environmental, Health, and Safety Liabilities with respect to any of the facilities or any other properties or assets (whether real, personal, or mixed) in which the Company has or had an interest, or with respect to any property or facility at or to which Hazardous Materials were generated, manufactured, refined, transferred, imported, used or processed by the Company or any Person for whose conduct it is found to be responsible, or from which Hazardous Materials have been transported, treated, stored, handled, transferred, disposed, recycled or received.

                  (b) There are no pending or threatened claims, encumbrances, or other restrictions of any nature, resulting from any Environmental, Health and Safety Liabilities or arising under or pursuant to any Environmental Law, with respect to or affecting any of the facilities or any other properties and assets (whether real, personal, or mixed) in which the Company has or had an interest.

                  (c) Neither the Principal  Shareholder nor the Company has any
basis to expect, nor has either of them or any Person for whose conduct they are or may be held responsible, received, any citation, directive, inquiry, notice, order, summons, warning or other communication that relates to Hazardous Materials, Hazardous Activity or any alleged, actual or potential violation or failure to comply with any Environmental Law, or of any alleged, actual or potential obligations to undertake or bear the cost of any Environmental, Health, and Safety Liabilities with respect to any of the facilities or any other properties or assets (whether real, personal, or mixed) in which the Company has or had an interest, or with respect to any property or facility to which Hazardous Materials generated, manufactured, refined, transferred, imported, used or processed by the Company or any Person for whose conduct it is found to be responsible, have been transported, treated, stored, handled, transferred, disposed, recycled or received.

                  (d) Neither the Principal Shareholder nor the Company, or any Person for whose conduct they are or may be held responsible, has Environmental, Health, and Safety Liabilities with respect to the facilities or with respect to any other properties and assets (whether real, personal, or mixed) in which the Company (or any predecessor) has or had an interest, or any such other property or assets.

                  (e) There are no Hazardous Materials, except as properly stored in compliance with Environmental Laws in commercial containers also in compliance therewith for day-to-day use in the ordinary and usual course of the Company's business, present on or in the environment at the facilities, including any Hazardous Materials contained in barrels, above or underground storage tanks, landfills, land deposits, dumps, equipment (whether moveable or fixed) or other containers, either temporary or permanent, and deposited or located in land, water, sumps or any other part of the facilities or such adjoining property, or incorporated into any structure therein or thereon. Neither the Principal Shareholder nor the Company, or any Person for whose conduct they are or may be held responsible, or any other Person, has permitted or conducted, or is aware of, any Hazardous Activity conducted with respect to the facilities or any other properties or assets, (whether real, personal, or mixed) in which the Company has or had an interest.

                  (f) There has been no Release or, to the knowledge of the Company and the Principal Shareholder, threat of Release of any Hazardous
Materials  at or  from  the  facilities  or at any  other  locations  where  any
Hazardous Materials were generated, manufactured, refined, transferred, produced, imported, stored, distributed, handled, managed, Released, treated, used or processed from or by the facilities, or from or by any other properties and assets (whether real, personal, or mixed) in which the Company has or had an interest, whether by the Company or any Person.

                  (g) The Company has delivered to Merge true and complete copies and results of any reports, studies, analyses, tests, or monitoring possessed or initiated by the Company pertaining to Hazardous Materials or Hazardous Activities in, on, or under the facilities, or concerning compliance by the Company, or by any Person for whose conduct it are or may be held responsible, with Environmental Laws.

         3.19     LEGAL COMPLIANCE.

         Except as set forth on SCHEDULE 3.19, the Company has fully complied with all applicable Laws and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand or notice has been filed or commenced against or, to the knowledge of the Principal Shareholder, has been threatened against the Company alleging any failure to so comply. No investigation or review by any Governmental Entity is pending or threatened against the Company and no Governmental Entity has indicated in writing or orally, an intention to conduct the same. There is no agreement, judgment, injunction, order or decree binding upon the Company, which has or could reasonably be expected to have the effect of prohibiting or impairing (i) any business practice of the Company, (ii) any acquisition by or property of the Company or (iii) the conduct of business by the Company.

         3.20     PERMITS.

         SCHEDULE 3.20 contains a true and complete list and brief description of all of the Permits required to allow, in accordance with the Laws of any Governmental Entity, the continued operation of the business as now conducted (or proposed to be conducted under existing Contracts), and the Company is the authorized legal holder of the Permits. Each of the Permits is valid and in full force and effect, the Company is in compliance with all the provisions of the Permits in all material respects. The Company has not received notice that any Governmental Entity has instituted any proceedings for the cancellation, non-renewal or modification of any of the Permits; there is no reason why any of such Permits will, upon their scheduled expiration or as a result of the

Closing, not be renewable or reissuable in the ordinary course or will be issuable or reissuable only with the imposition of a material condition.

         3.21     AFFILIATE AGREEMENTS

         SCHEDULE 3.21 sets forth: (i) a list of each and every written Contract or arrangement; (ii) a brief description in reasonable detail of all oral Contracts or arrangements in effect that relate to, in either case (x) the provision of products or services to the Company by any Principal Shareholder of the Company, officer, director or employee, or any Related Person or Affiliate of the Company or any Principal Shareholder of the Company or (y) the provision of products or services by the Company to the Principal Shareholder, officer, director or employee, or any Related Person or Affiliate of any Principal Shareholder of the Company, officer, director or employee. The Company has delivered to Merge correct and complete copies of each such written Contract or arrangement, as amended to date. Except as set forth on SCHEDULE 3.21, all such Contracts and arrangements with Related Parties are on terms no less favorable than those that could be obtained in arms-length transactions with non-related parties. Except as set forth on SCHEDULE 3.21, no Shareholder of the Company, officer, director or employee of the Company has any interest in any property, real or personal, tangible or intangible, used in or pertaining to the business of the Company.

         3.22     INSURANCE.

         SCHEDULE 3.22 contains a correct and complete list and description by type of all policies of fire, liability, directors' and officers', errors and omissions, workers' compensation and other forms of insurance, including all group insurance programs, owned or held by the Company. All such policies are in full force and effect, and no written notice of cancellation or termination has been received with respect to any such policy. Except as noted on SCHEDULE 3.22, all premiums with respect to all insurance policies covering all periods up to and including the date hereof have been paid. Such policies, (a) are sufficient for compliance with all material requirements of Law and of all material Contracts to which the Company is a party, (b) are valid, outstanding and enforceable policies as against the Company, (c) provide insurance coverage for the assets and operations of the Company that, in the reasonable judgment of the Principal Shareholder and the management of the Company, is adequate in light of risks of the Company's business as heretofore conducted, (d) will remain in full force and effect through the respective dates set forth in SCHEDULE 3.22 without the payment of additional premiums and (e) will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement or the Ancillary Agreements. The Company has not been refused any insurance with respect to its assets or operations, nor has any insurance carrier to which it has applied for any such insurance or with which it has carried insurance limited its coverage.

         3.23     BANK ACCOUNTS AND POWERS.

         SCHEDULE 3.23 lists each bank, trust company, savings institution, brokerage firm, mutual fund or other financial institution with which the Company has an account or safe deposit box relating to the Company and the names and identification of all Persons authorized to draw thereon or to have access thereto. SCHEDULE 3.23 lists the names of each Person holding powers of attorney or agency authority from the Company and a summary of the terms thereof.

         3.24     BROKERS' FEES.

         The Principal Shareholder, the Company and their agents have not, nor will they incur, directly or indirectly, any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to this Agreement or any Ancillary Agreement or of any of the transactions contemplated hereby or thereby.

         3.25     CERTAIN PAYMENTS.

         Neither the Company nor any director, officer, agent, or employee of the Company, or to the knowledge of the Company and the Principal Shareholder, any Person associated with or acting for or on behalf of the Company, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any Person, private or public, regardless of form, whether in money, property or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of the Company or any Affiliate of the Company, or (iv) in violation of any Law, or (b) established or maintained any fund or asset that has not been recorded in the books and records of the Company.

         3.26     CUSTOMER RELATIONSHIPS.

         Except as set forth in SCHEDULE 3.26, there has not been, and neither the Company nor the Principal Shareholder has knowledge of circumstances giving rise to cause either of them to reasonably believe that there will be, any adverse change in the Company's relations with any of its customers since December 31, 2003, whether as a result of the transactions contemplated by this Agreement or the Ancillary Agreements, or otherwise. SCHEDULE 3.26 sets forth a true and complete list of the Company's ten (10) largest customer accounts as of the date hereof. No current customer of the Company has advised the Company that, as a result of the transactions contemplated by this Agreement or any of the Ancillary Agreements, it is terminating the handling of its business by the Company, as a whole or in part, or reducing its future spending with the Company. Except as set forth in SCHEDULE 3.26, the Company is not involved in any material claim or controversy with any customer.

         3.27     VENDORS.

         SCHEDULE 3.27 contains an accurate and complete list of the Company's ten (10) largest vendors as of the date hereof. No vendor has canceled or otherwise terminated, modified or threatened to cancel or otherwise terminate, or to modify, its relationship with the Company. Except as set forth on SCHEDULE 3.27, the Company is not involved in any material claim or controversy with any vendor.

         3.28     BOARD APPROVAL.

         The Board of Directors of the Company has determined that the transactions contemplated by this Agreement are fair to, and in the best interests of, the Company and the Shareholders, and the Board of Directors of the Company has approved this Agreement and the Voting Agreement and the transactions contemplated thereby.

         3.29     BOOKS AND RECORDS.

         Except as set forth on Schedule 3.29, all accounts, stock record books, ledgers and other records related to the business of the Company have been properly and accurately kept and completed in all material respects in accordance with reasonable business practices, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein. Except as set forth on Schedule 3.29, the minute books of the Company contain accurate and complete records of all material corporate actions taken by the Shareholders of the Company, the Board of Directors and committees of the Board of Directors which are required to be approved by them. To the extent that any records related to the Company are missing from or not included in the minute books of the Company (the "Missing Records"), the Company represents and warrants that the Missing Records contain or reflect no action, decisions or practices in any way inconsistent with the business of the Company as currently conducted or with the representations of the Company and the Principal Shareholder contained in this Agreement.

         3.30     ANTITRUST LAW COMPLIANCE.

         The Company has not violated in any respect, received a notice or charge asserting any violation, or engaged in conduct that may be construed as price fixing or any other violation of the Sherman Act, the Clayton Act, the Robinson-Patman Act or the Federal Trade Commission Act, each as amended, or any other federal or state Law related to antitrust or competition.

         3.31     PRODUCT LIABILITY.

         The Company has no liability, whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due, and there exists no past or present fact, situation, circumstance, status, condition, activity, practice, occurrence, event, incident, action, failure to act or transaction that forms or could form the basis for any present or future liability, charge, complaint, action, suit, proceeding, hearing, investigation, claim or demand against the Company arising out of any injury to persons or property as a result of the ownership, possession or use of any product manufactured, sold, leased or delivered by the Company or as a result of any service provided by the Company.

         3.32     FULL DISCLOSURE.

         All documents and other papers delivered by or on behalf of the Company or the Principal Shareholder in connection with this Agreement are true, complete, correct and authentic in all respects. No representation or warranty of any of the Principal Shareholder or the Company contained in this Agreement, and no statement contained in any document or certificate required to be delivered by the Company or the Principal Shareholder to Merge or any of its representatives pursuant to the terms of this Agreement or the Ancillary Agreements (including the Schedules hereto and thereto), contains any untrue statement of a material fact or omits to state on an appropriate schedule a material fact necessary to make the representation, warranty or statements contained herein or therein not misleading. There is no fact that the Company or the Principal Shareholder have not disclosed to Merge in writing that the Company or Principal Shareholder reasonably believe has or will have a material adverse effect on the financial conditions, operations or prospects of the Company or a material adverse effect on the ability of the Company or the Principal Shareholder of the Company to perform this Agreement or any other agreements contemplated hereby to which any of them is a party.

         3.33     INTERNAL CONTROL OVER FINANCIAL REPORTING.

         The Company maintains books of account which accurately and validly reflect all loans, mortgages, collateral, and other business transactions and maintain proper and adequate internal control over financial reporting which provide assurance that (a) receipts and expenditures are made and access to the Company's assets is permitted only in accordance with management's authorization; (b) the books and records of the Company accurately and fairly reflect in reasonable detail the transactions and dispositions of the assets of the Company; (c) the reporting of the assets of the Company is compared with existing assets at regular intervals; (d) transactions are recorded as necessary to permit preparation of financial statements of the Company in accordance with GAAP and to maintain accountability for the assets of the Company; (e) unauthorized acquisition, use, or disposition of the assets of the Company is prevented; and (f) accounts, notes, and other transactions are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis. Schedule 3.33 identifies all significant deficiencies or material weaknesses in the internal control over financial reporting of the Company.

          3.34    COMPLIANCE WITH SOX.

         The Company is in compliance with the provisions of SOX applicable to it as of the date hereof and has implemented such programs and has taken reasonable steps, upon the advice of the Company's independent auditors and outside counsel, respectively, to ensure the Company's future compliance (not later than the relevant statutory and regulatory deadlines therefor) with all provisions of SOX which shall become applicable to the Company after the date hereof.

               SECTION 4. REPRESENTATIONS AND WARRANTIES OF MERGE

         Merge and Acquisition Sub represent and warrant to, and covenant with, the Company and the Principal Shareholder as of the date of this Agreement and as of the Closing Date, as follows:

         4.1      ORGANIZATION.

         Merge and Acquisition Sub are each a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin and the State of Nevada, respectively.

         4.2      AUTHORIZATION OF TRANSACTION.

         The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Board of Directors of Merge and Acquisition Sub. Merge and Acquisition Sub have the absolute and unrestricted right, power, authority and capacity (including full corporate power and authority) or have taken all requisite action to enable Merge and Acquisition Sub to execute and deliver this Agreement and to perform their obligations hereunder. This Agreement has been duly executed and delivered by Merge and Acquisition Sub. When duly executed and delivered, this Agreement constitutes the valid and legally binding obligation of Merge and Acquisition Sub, enforceable in accordance with its terms, subject to (i) laws of general application relating to bankruptcy insolvency, and the relief of debtors, and (ii) general equitable principles.

         4.3      NONCONTRAVENTION; CONSENTS.

         Neither the execution and the delivery of this Agreement, nor the consummation by Merge and Acquisition Sub of the transactions contemplated hereby, will violate any Law to which Merge or Acquisition Sub is subject or any provision of the charter or bylaws of Merge or Acquisition Sub. Neither the execution and delivery of this Agreement or any of the Ancillary Agreements by Merge and Acquisition Sub, nor the consummation by Merge and Acquisition Sub of the transactions contemplated hereby or thereby, will constitute a violation of, be in conflict with or constitute or create a default under, any agreement or commitment to which Merge or Acquisition Sub is a party or by which Merge, Acquisition Sub or any of their properties is bound or to which Merge, Acquisition Sub or any of such properties is subject. Merge and Acquisition Sub have given all required notice and obtained all Permits, consents, approvals, authorizations, qualifications and orders of Governmental Entities as are required in order to enable Merge and Acquisition Sub to perform their obligations under this Agreement and each of the Ancillary Agreements.

                        SECTION 5. PRE-CLOSING COVENANTS

         The parties agree as follows with respect to the period between the date of this Agreement and the Closing Date:

         5.1      GENERAL.

         Each of Merge, the Company and the Principal Shareholder will use its reasonable best efforts to take all actions and to do all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement (including satisfying the closing conditions set forth in Section 7).

         5.2      NOTICES AND CONSENTS.

         Beginning on the date hereof, the Company will give all required notices to third parties and will obtain all third party consents that are required in connection with the transactions contemplated by this Agreement, each in form and substance reasonably acceptable to Merge. A copy of such notice or consent shall be provided to Merge as soon as practicable.

         5.3      CARRY ON IN ORDINARY COURSE.

                  (a) Between the date of this Agreement and the Closing Date, the Company will conduct and carry on its business only in the ordinary course consistent with past practices. Until such time, the Company also shall use its commercially reasonable efforts to preserve the Company's assets, relationships, customers, clients and employees and to preserve for Merge the integrity and reputation of the Company, and shall not take any of the following actions without the prior written consent of Merge, which consent shall not be unreasonably withheld:

                      (i) form or cause to be formed any subsidiary;

                      (ii)  make  any   change  in  any   executive   management
                       personnel;

                      (iii) enter  into any  contract  of  employment  with,  or increase the compensation paid or payable to, or enter into any new arrangements with, any of its officers, directors, employees or agents or pay or become committed to pay any of the foregoing any bonuses or other special compensation except for non-management employees in the ordinary course of business;

                      (iv) amend its charter or bylaws;

                       (v) authorize, issue or sell, repurchase, or become committed to authorize, issue or sell, or repurchase, any shares of capital stock or any rights or options to acquire capital stock except pursuant to the acceleration or exercise of rights or options previously granted by the Company;

                      (vi) make any single expenditure in an amount exceeding ten thousand dollars ($10,000), or expenditures which in the aggregate exceed twenty-five thousand dollars ($25,000), or agree to sell, transfer, assign or encumber, any of the Company's assets except in the ordinary course of business;

                      (vii) pay or declare any dividends to its shareholders; or

                      (viii) pay, declare or announce any capital distribution.

                  (b) Between the date of the Agreement and the Closing Date, the Company and the Principal Shareholder further agree to:

                       (i) use their reasonable best efforts to preserve intact the current business of the Company, keep available the services of the current officers, employees and agents of the Company, and maintain the relations and goodwill with customers, vendors, landlords, creditors, employees, agents and others having business relationships with the Company;

                      (ii) confer with Merge concerning operational matters of a material nature; and

                      (iii) otherwise report periodically to Merge concerning the status of the business, operations, finances and prospects of the Company.

                           (c) Neither the Company,  the  Principal  Shareholder
nor Merge shall take any action
that could reasonably be expected to adversely affect its ability to perform this Agreement.

                           (d) The  Principal  Shareholder  will  not  transfer,
pledge or otherwise dispose of any of
his Shares owned on the date hereof.

                           (e) The Company will not make a voluntary  bankruptcy
filing, an assignment for the
benefit of creditors or take any other similar action.

         5.4      NO DEFAULT.

         The Company will not commit or omit to take any act which will cause a termination of or material breach or default under any Contract or obligation to which the Company is a party or by which its assets are bound.

         5.5      FULL ACCESS.

         Until the Closing Date and the consummation of the transactions contemplated by this Agreement, the Company and the Principal Shareholder agree to give reasonable access to Merge and Merge's agents and representatives to all assets, properties, contracts, personnel, key customers, suppliers, agents, books and records of the Company and/or any other data and information related to the Company as Merge and/or its agents or representatives may reasonably deem necessary, and further agree to cause Company's executive employees and legal and financial representatives to meet with Merge at mutually agreeable times and locations and answer Merge's questions to the best of their ability, including but not limited to their assessment of all pending, threatened or contingent claims or lawsuits against the Company. The Company shall also afford unrestricted access to all its audit papers and allow Merge and its representatives the opportunity to ask questions and receive answers, to the best of their ability, of the appropriate officers and agents of the Company.

         5.6      NOTICE OF DEVELOPMENTS.

         The Company and the Principal Shareholder will each give prompt written notice to Merge of any material development affecting the Company. Each party will give prompt written notice to the other of any material development affecting the ability of the parties to consummate the transactions contemplated by this Agreement or any of the Ancillary Agreements. No such written notice of a material development will be deemed to have amended the Schedules, to have qualified the representations and warranties contained herein or in the Ancillary Agreements, or to have cured any misrepresentation or breach of warranty that otherwise might have existed hereunder by reason of such material development.

         5.7      NO SOLICITATION OF TRANSACTIONS.

                  (a) The Company agrees that it shall not, and shall not authorize or permit any of its directors, officers, employees or representatives to, directly or indirectly:

                      (i) solicit, initiate, encourage, knowingly facilitate or induce any inquiry with respect to, or the making, submission or announcement of, any Acquisition Proposal;

                      (ii) participate or engage in any discussions or negotiations regarding, or furnish to any Person any nonpublic information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal, except to notify such Person as to the existence of these provisions (except to the extent permitted pursuant to this Section 5.7);

                      (iii)  approve,   endorse  or  recommend  any  Acquisition
Proposal with respect to the
Company (except to the extent permitted by this Section 5.7); or

                      (iv) enter into any letter of intent or similar document or any agreement, commitment or understanding contemplating or otherwise relating to any Acquisition Proposal or a transaction contemplated thereby (except for confidentiality agreements permitted pursuant to Section 5.7(c)).

         The Company shall immediately terminate all discussions or negotiations, if any, with any third party with respect to, or any that could reasonably be expected to lead to or contemplate the possibility of, an Acquisition Proposal. The Company shall as soon as practicable demand that each Person which has executed, since January 1, 2003, a confidentiality agreement with the Company or any of its Affiliates or any of its or their representatives with respect to such Person's consideration of a possible Acquisition Proposal to immediately return or destroy (which destruction shall be certified in writing by such Person to the Company) all confidential information heretofore furnished by the Company or any of its Affiliates or subsidiaries or any of its or their representatives to such Person or any of its Affiliates or any of its or their representatives.

                  (b) Promptly (but in any event within 36 hours) after receipt of any Acquisition Proposal or any request for nonpublic information or inquiry which it reasonably believes could lead to an Acquisition Proposal, the Company shall provide Merge with written notice of the material terms and conditions of such Acquisition Proposal, request or inquiry, and the identity of the Person or group making any such Acquisition Proposal, request or inquiry, and a copy of all written materials provided in connection with such Acquisition Proposal, request or inquiry. After receipt of the Acquisition Proposal, request or inquiry, the Company shall promptly keep Merge informed in all material respects of the status and details (including material amendments or proposed material amendments) of any such Acquisition Proposal, request or inquiry and shall promptly provide to Merge a copy of all written materials subsequently provided in connection with such Acquisition Proposal, request or inquiry.

                  (c) If the Company receives an Acquisition Proposal which (i) constitutes a Superior Proposal or (ii) which the Board of Directors of the Company in good faith concludes could reasonably be expected to result in a Superior Proposal, the Company shall promptly provide to Merge written notice that shall state expressly (A) that it has received an Acquisition Proposal which constitutes a Superior Proposal or which could reasonably be expected to result in a Superior Proposal, and (B) the identity of the party making such Acquisition Proposal and the material terms and conditions of the Acquisition Proposal (the "Superior Proposal Notice" ) and may then take the following actions (either directly or through its subsidiaries or any of their respective directors, officers, employees or representatives):

                      (i)  furnish  nonpublic  information  to the  third  party making such Acquisition Proposal,
provided, that (A) prior to so furnishing, the Company receives from the third party an executed confidentiality agreement containing customary standstill provisions and other terms and conditions that are no less restrictive to such third party than the terms and conditions of the nondisclosure agreement entered into between Merge and the Company dated September 22, 2004 and (B) contemporaneously with furnishing any such nonpublic information to such third party, the Company furnishes a copy of such nonpublic information to Merge (to the extent such nonpublic information has not been previously so furnished); and

                           (ii)  participate  or  engage in any  discussions  or
negotiations with the third party
with respect to the Acquisition Proposal.

                  (d) For a period of not less than five Business Days after Merge's receipt from the Company of each Superior Proposal Notice, the Company shall, if requested by Merge, negotiate in good faith with Merge to revise this Agreement so that the Acquisition Proposal that constituted a Superior Proposal no longer constitutes a Superior Proposal.

                  (e) Notwithstanding anything in this Agreement to the contrary, in response to the receipt of a Superior Proposal that has not been withdrawn and continues to constitute a Superior Proposal after the Company's compliance with Section 5.7(d), the Board of Directors of the Company may withhold, withdraw or modify the Company Recommendation and, in the case of a Superior Proposal that is a tender or exchange offer made directly to its stockholders, may recommend that its stockholders accept the tender or exchange offer (any of the foregoing actions, whether by the Board of Directors or a committee thereof, a "Change of Recommendation" ) and, pursuant to Section 9.1(d), may terminate this Agreement, if both of the following conditions in Sections 5.7(e)(i) and 5.7(e)(ii) are met:

                      (i)  the   approval   of  the  Merger  by  the   Company's
stockholders has not been obtained; and

                      (ii) the Board of Directors of the Company has concluded in good faith, following the receipt of advice of its outside legal counsel, that, in light of such Superior Proposal, the failure of the Board of Directors to effect a Change of Recommendation would result in a breach of its fiduciary obligations to its stockholders under applicable Law.

                  (f) Nothing contained in this Agreement shall be deemed to restrict the Company from complying with Rules 14d-9 or 14e-2.

         5.8      TAX MATTERS.

         No new elections with respect to Taxes, or any changes in current elections with respect to Taxes, relating to or affecting the Company will be made by the Company after the date of this Agreement without the prior written consent of Merge.

         5.9       NEW OEM CONTRACTS.

         The Company and the Principal Shareholder shall have used their best efforts to secure new OEM and distribution contracts, upon such terms as shall be approved by Merge in its reasonable discretion.

         5.10     PROXY STATEMENT.

                  (a) As promptly as practicable after the execution of this Agreement, the Company shall prepare a proxy statement relating to the Company Stockholders' Meeting (as defined herein) (together with any amendments thereof or supplements thereto, the "Proxy Statement"). The Company shall use reasonable best efforts to cause the Proxy Statement to comply with any requests of the SEC and to be mailed to the Company's stockholders as promptly as practicable after the Proxy Statement shall have been cleared by the SEC. No filing of, or amendment or supplement to, the Proxy Statement shall be made by the Company without providing Merge a reasonable opportunity to review and comment thereon, which comments shall be considered in good faith. The Company shall advise Merge, promptly after it receives notice thereof, of any request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information.

                  (b) The information supplied by Merge to the Company for inclusion in the Proxy Statement shall not, at (i) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the stockholders of the Company, and (ii) the time of the Company Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If at any time prior to the Closing any event or circumstance relating to Merge or any of its Subsidiaries, or their respective officers or directors, should be discovered by Merge which should be set forth in an amendment or a supplement to the Proxy Statement, Merge shall promptly inform the Company and, to the extent required by applicable Law, an appropriate amendment or supplement describing such event or circumstance shall be promptly filed with the SEC and disseminated to stockholders of the Company. All documents that Merge is responsible for filing with the SEC in connection with the transactions contemplated herein will comply as to form and substance in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder and the Exchange Act and the rules and regulations thereunder.

                  (c) The information supplied by the Company for inclusion in the Proxy Statement shall not, at (i) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the stockholders of the Company, and (ii) the time of the Company Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If at any time prior to the Closing any event or circumstance relating to the Company or any of its Subsidiaries, or their respective officers or directors, should be discovered by the Company which should be set forth in an amendment or a supplement to the Proxy Statement, the Company shall promptly inform Merge, and, to the extent required by applicable Law, an appropriate amendment or supplement describing such event or circumstance shall be promptly filed with the SEC and disseminated to stockholders of the Company. All documents that the Company is responsible for filing with the SEC in connection with the transactions contemplated herein will comply as to form and substance in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder and the Exchange Act and the rules and regulations thereunder.

         5.11     COMPANY SHAREHOLDERS' MEETING.

                  (a) The Company shall duly call and hold a meeting of its stockholders (the "Company Stockholders' Meeting") as promptly as practicable in accordance with applicable Law following the date the Proxy Statement is cleared by the SEC and after coordination with Merge, provided that the meeting shall be held not later than March 20, 2005, for the purpose of voting upon the adoption of this Agreement and approval of the Merger. In connection with the Company Stockholders' Meeting and the transactions contemplated hereby, the Company will
(i) subject to applicable Law, use its reasonable best efforts (including postponing or adjourning the Company Stockholders' Meeting to obtain a quorum or to solicit additional proxies) to obtain the necessary approvals by its stockholders of this Agreement and the Merger and (ii) otherwise comply with all legal requirements applicable to the Company Stockholders' Meeting.

                  (b) The Board of Directors of the Company shall recommend adoption of this Agreement and approval of the Merger by the stockholders of the Company (the "Company Recommendation"). Subject to Section 5.7, the Company shall not withdraw or adversely modify (or propose to withdraw or adversely modify) such recommendation, and the Proxy Statement shall contain such recommendation.

         5.12     MISSING RECORDS.

         The Company shall use its best efforts to locate and deliver to Merge the Missing Records.

5.13     OPTIONS; WARRANTS.

         The Company shall use its best efforts to resolve, in a manner reasonably satisfactory to Merge, any outstanding options and warrants for Shares.

                        SECTION 6. POST-CLOSING COVENANTS

         The parties agree as follows with respect to the period following the Closing Date:

         6.1      GENERAL.

         In case at any time after the Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other parties reasonably may request, at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification therefor under Section 8).

         6.2      LITIGATION SUPPORT.

                  (a) In the event and for so long as any party hereto is actively contesting or defending against any charge, complaint, action, audit, suit, proceeding, hearing, investigation, claim or demand in connection with (i) any transaction contemplated under this Agreement, or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act or transaction on or prior to the Closing Date involving the Company, the other parties will cooperate with the contesting or defending parties and its counsel in the contest or defense, make available its personnel and provide such testimony and access to its books and records as may be necessary in connection with the contest or defense, at the sole cost and expense of the contesting or defending party (unless the contesting or defending party is entitled to indemnification therefor under Section 8).

                  (b) Merge will cause the Surviving Corporation or its successor to maintain all original books, records, files, documents, papers and agreements pertaining to the operations of the Company as conducted prior to the Closing Date for at least four years following the Closing Date or such longer period as may be required by Law.

         6.3      AGREEMENTS REGARDING TAX MATTERS.

                  (a) Merge shall prepare or cause to be prepared and file or cause to be filed all Tax Returns for the Company for all periods ending on or prior to the Closing Date which are filed after the Closing Date. The Company will ensure that there is an adequate accrual for the liability set forth in such Tax Returns, including the cost of preparation thereof, on the Closing Balance Sheet.

                  (b) Merge, the Company and the Principal Shareholder shall cooperate fully, as and to the extent reasonably requested by the other parties, in connection with the filing of Tax Returns pursuant to this Section and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon request by one of the other parties) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding.

                  (c) All tax sharing agreements or similar agreements with respect to or involving the Company shall be terminated as of the Closing Date, and after the Closing Date, the Company shall not be bound thereby or have any liability thereunder.

         6.4      CONFIDENTIAL INFORMATION.

         For a period of ten years after the Closing Date, the Principal Shareholder and his Affiliates will treat and hold as such, and will not use for the benefit of himself or others, any confidential information, in whatever form or medium, concerning the operations and affairs of the Company, except as required by them to bring or defend any lawsuit or other proceeding relating to the Company's operations prior to the Closing Date or relating to the transactions  contemplated  herein in  accordance  with the  provisions  of this
Section 6.4 and Section 8.4. In the event that the Principal Shareholder or his Affiliates is requested or required (by oral request or written request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand or similar process) to disclose any confidential information, then the Principal Shareholder will notify Merge promptly in writing of the request or requirement so that Merge may seek an appropriate protective order or waive compliance with this Section 6.4. If, in the absence of a protective order or receipt of a waiver hereunder, the Principal

Shareholder or his Affiliates is, on the advice of outside counsel, compelled to disclose any confidential information to any Governmental Entity or else stand liable for contempt, then the Principal Shareholder or Affiliate may disclose such confidential information to such Governmental Entity, provided that the Principal Shareholder or his Affiliates will use their reasonable best efforts to obtain, at the request of Merge, an order or other assurance that confidential treatment will be accorded to such confidential information.

         6.5      COVENANT NOT TO COMPETE; SOLICITATION.

         The Principal Shareholder agrees that for a period of five years from and after the Closing Date, he will not engage directly or indirectly in the Business that the Company conducts. The "Business", for purposes of this Agreement, is defined in Recital A set forth at the beginning of this Agreement. In addition, for such five (5) year period, the Principal Shareholder will not solicit the employment of or hire any current employee of the Company.

         6.6      PAYMENT OF PRINCIPAL SHAREHOLDER'S NOTE.

         At the Closing, Merge will cause the Company to repay the $1,000,000 aggregate principal amount demand notes issued by the Company to the Principal Shareholder, including all accrued and unpaid interest thereon.

                          SECTION 7. CLOSING CONDITIONS

         7.1      CONDITIONS TO OBLIGATION OF MERGE.

         The obligation of Merge and Acquisition Sub to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction, or waiver, in Merge's sole discretion, at or prior to Closing, of each of the following conditions:

                  (a) There being no material adverse change in the Company's business, operations or prospects.

                  (b) There being no uncovered material adjustments in the Company's 2003 financial performance (revenues and net income) or the Company's year to date 2004.

                  (c) There being no uncovered material changes in the Company's balance sheet between the date hereof and the Closing Date, including but not limited to Accounts Receivable collections, increases in debt other than debt to finance working capital needs, and the like.

                  (d) The Company obtaining all required consents to change in control of the Company and assignment as it relates to all client, product, licensing, service and asset Contracts of the Company as set forth on SCHEDULE 3.3.

                  (e) Merge securing employment agreements with those employees of the Company set forth on the schedule previously delivered by Merge to the Company at a compensation level consistent with similarly situated employees of Merge.

                  (f) Merge shall have satisfied itself that all employees of the Company have executed confidentiality and employee invention agreements in form satisfactory to Merge consistent with Merge's current form of agreement.

                  (g) At the Closing, the Principal Shareholder or the Company, as the case may be, shall deliver to Merge the following agreements, instruments or documents (collectively the "Closing Documents"):

                      (1) Certified Articles and Bylaws.

                      (2) Certificate of Chief Executive Officer of the Company as to representations and warranties.

                      (3)  Certificate  of  the  Principal   Shareholder  as  to
representations and warranties.

                      (4) Certificate of Merger for filing in Nevada.

                      (5) Good Standing Certificates from the Secretaries of State of Nevada and California.


                      (6) A consent from the Company's independent accountants to include the Company's financial statements with any and all filing by Merge after the Closing.

                      (7) The Consulting Agreement with Principal Shareholder.

                      (8) Certified resolutions of the Board of Directors and the Shareholders of the Company, approving the merger and other transactions contemplated herein.

                      (9)  a  certificate   executed  by  the  Company  and  the
Principal Shareholder, dated as of the Closing Date, to the effect that each of the conditions specified above, are satisfied in all respects;

                      (10) the Company shall have delivered to Merge an opinion of counsel dated as of the Closing Date from Morris Manning & Martin LLP, with respect to the matters set forth in EXHIBIT D attached hereto;

                  (h) the representations and warranties of the Company and the Principal Shareholder set forth in this Agreement will, individually and collectively, be true and correct in all material respects at and as of the Closing Date and such parties shall have delivered a certificate to such effect;

                  (i) the Company and the Principal Shareholder will have performed and complied with all of their covenants and obligations hereunder in all material respects through the Closing Date;

                  (j) there will not be any action, suit or proceeding pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement,
(ii) cause any of the transactions contemplated by this Agreement to be interfered with, prevented, delayed or rescinded following consummation, (iii) affect materially and adversely the right of Merge following the Closing Date to control the Company as survivor of the merger with Acquisition Sub or (iv) affect materially and adversely, including through the imposition of any divestiture requirement, the right of the Company to own its assets or to operate its business as presently operated and as presently proposed to be operated (and no such injunction, judgment, order, decree, ruling or charge will be in effect);

                  (k) there must not have been made or threatened by any Person other than as disclosed on the stock transfer records of the Company, any claim asserting that such Person (i) is the holder or the beneficial owner of or has the right to acquire or to obtain beneficial ownership of, any stock of, or any other equity, voting or ownership interest in, the Company, or (ii) is entitled to all or any portion of the Merger Consideration payable for any Shares if the amount in controversy exceeds $25,000;

                  (l) all actions to be taken by the Company and the Principal Shareholder in connection with consummation of the transactions contemplated by this Agreement, and all certificates, instruments and other documents required to effect the transactions contemplated hereby and thereby, will be reasonably satisfactory in form and substance to Merge;

                  (m) holders of no more than five percent (5%) of the outstanding Shares shall have exercised dissenters' rights under the Nevada Statute and not waived such rights prior to Closing;


                  (n) all outstanding options and warrants for Shares (other than in the Voting Agreement) shall have been resolved in a manner reasonably satisfactory to Merge;

                  (o) that certain Consulting Arrangement between the Company and Health Care Technology Group dated January 28, 2004 shall have been terminated on or before December 15, 2004; and

                  (p) the Company shall have entered into a consulting or similar agreement with Leon Kaufman covering the period since expiration of his prior agreement with the Company on the same terms and conditions as such prior agreement.

         7.2      CONDITIONS TO OBLIGATION OF THE COMPANY AND ITS SHAREHOLDERS.

         The obligation of the Company and the Principal Shareholder to consummate the transactions to be performed in connection with the Closing is subject to satisfaction of the following conditions (any of which may be waived, in whole or in part, by the Company and the Principal Shareholder):

                  (a) the  representations  and warranties of Merge set forth in
Section 4 will be true and correct in all material respects at and as of the Closing Date;

                  (b) Merge will have performed and complied with all of its covenants hereunder in all respects through the Closing Date;

                  (c) there will not be any action, suit or proceeding pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation;

                  (d) Merge will have delivered a certificate to the effect that each of the conditions specified above is satisfied in all respects;

                  (e) Merge will have delivered the Merger Consideration (other than the portion for Dissenting Shareholders and any amount deducted due to a deficiency in Net Asset Value set forth in the Preliminary Balance Sheet) due at Closing to the Transfer Agent and the Holdback to the Escrow Agent;

                  (f) Merge shall have delivered to the Company and the Principal Shareholder an opinion of counsel dated as of the Closing Date from counsel for Merge with respect to the matters set forth in EXHIBIT E attached hereto;

                  (g) the Certificate of Merger as provided in Section 2.3 hereof; and

                  (h) Merge shall have executed and delivered the Consulting Agreement.

                  (i) holders of no more than five percent (5%) of the outstanding Shares shall have exercised dissenters' rights under the Nevada Statute and not waived such rights prior to Closing.

                  (j) Company Shareholder approval shall be obtained.

               SECTION 8. REMEDIES FOR BREACHES OF THIS AGREEMENT

         8.1      SURVIVAL

         Except  as  otherwise  set  forth  in  Section   8.5(c),   all  of  the
representations and warranties of the Company and the Principal Shareholder contained in Section 3 of this Agreement or in any certificate delivered by the Company or the Principal Shareholder pursuant to this Agreement will survive the Closing and continue in full force and effect until the fourth anniversary of the Closing Date in the case of the representations and warranties set forth in Sections 3.9 (Tax Matters), 3.14 (Intellectual Property), 3.15 (Litigation) and
3.17 (Labor Relations; Employees). All other representations and warranties will continue in full force and effect until the first anniversary of the Closing Date.

         8.2      INDEMNIFICATION PROVISIONS FOR BENEFIT OF MERGE

         Prior to the Closing, the Company and the Principal Shareholder and following the Closing, the Principal Shareholder will indemnify and hold harmless Merge, its representatives, shareholders, and controlling persons and, after the Closing, the Acquisition Sub and its representatives, shareholders, and controlling persons (collectively, the "INDEMNIFIED BUYERS") for, and will pay to the Indemnified Buyers the amount of, any loss, liability, claim, damage, expense (including costs of investigation and defense and reasonable attorneys'
fees) or diminution of value, whether or not involving a third-party claim (collectively, "DAMAGES"), arising, directly or indirectly, from or in connection with: (i) any breach of any representation or warranty or covenant made by the Company or Principal Shareholder in this Agreement, the Schedules, or any other certificate or document delivered by the Company or the Principal Shareholder pursuant to this Agreement; (ii) any amounts paid to the holders of Dissenting Shares in excess of their proportionate share of the Merger Consideration and the costs of all proceedings, including attorneys' and expert witness fees, in resolving the claim of any Dissenting Shareholder, (iii) any amount by which the Net Asset Value is less than the Target Amount (which payments shall be made pursuant to Section 2.8(a) and not otherwise subject to this Section 8.2 if made in accordance with Section 2.8(a)), (iv) any outstanding options or warrants for securities of the Company that are not identified or resolved to the satisfaction of Merge as of the Closing, (v) the termination of any employees of the Company occurring at any time prior to the Closing including any failure to provide or deficiency in providing post-employment benefits and/or insurance, (vi) any rights of any landlord of any property leased or used by the Company to recapture such property or impose any penalty or charge in connection with the Company's performance of it's obligations under this Agreement, or (vii) any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such Person with any of the Principal Shareholder or the Company (or any Person acting on their behalf) in connection with the transactions set forth herein. The remedies set forth in
Section 8 are exclusive of any other remedy available to Merge and the other Indemnified Persons for a breach of this Agreement or a claim under Section 8.2 other than an injunction for violation of Section 6.4 (Confidentiality) and
Section 6.5 (Non-Competition) and Section 9 (Termination), and other than in the case of fraud or a willful breach by the Company or the Principal Shareholder of any representations, warranties or covenants under this Agreement or the Ancillary Agreements.

         8.3      INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE COMPANY

         Merge will indemnify and hold harmless the Company, and its successors, assigns, and the Principal Shareholder, and will pay to the Company or the Principal Shareholder, as the case may be, the amount of any Damages of the Company or the Principal Shareholder arising, directly or indirectly, from or in connection with any breach of any representation or warranty or covenant made by Merge or Acquisition Sub in this Agreement or in any certificate or document delivered by Merge or Acquisition Sub pursuant to this Agreement. Such representations and warranties shall not survive the Closing. The indemnification provisions of this Section 8 are the exclusive remedy available to the Company and the Principal Shareholder for breaches of representations or warranties contained in this Agreement, except in the case of fraud or a willful breach by Merge or Acquisition Sub of any representations, warranties or covenants under this Agreement.

         8.4      INDEMNIFICATION PROCEDURES

                  (a) Promptly after discovery or receipt of notice by an Indemnified Buyer or the Company or the Principal Shareholder (in each case an "INDEMNIFIED PERSON") under this Section 8 of a claim for which indemnity may be sought, such Indemnified Person will, if a claim is to be made against an indemnifying party, give notice to the indemnifying party of the commencement of such claim, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any Indemnified Person, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the Indemnified Person's failure to give such notice.

                  (b) If any proceeding referred to in Section 8 is brought against an Indemnified Person and it gives notice to the indemnifying party of the commencement of such proceeding, the indemnifying party will pay the costs of defending such proceeding including costs of counsel selected by the Indemnified Person, which counsel shall be reasonably satisfactory to the indemnifying party. The Indemnified Person shall control the defense and settlement of the proceeding provided that the Indemnified Person shall consult with the indemnifying party. The indemnifying party will, unless the claim involves Taxes, be entitled to participate in such proceeding unless the indemnifying party is also or could become a party to such proceeding and the Indemnified Person determines in good faith that such participation would be inappropriate.

         8.5      BASKET; CAP; SOLE SOURCES OF INDEMNIFICATION

                  (a) No Indemnified Person will be entitled to indemnification pursuant to Sections 8.2 or 8.3 unless and until the aggregate amount of Damages with respect to which such Indemnified Person would otherwise be entitled to assert thereunder exceeds $10,000 (the "BASKET AMOUNT"). When the aggregate amount of Damages exceeds the Basket Amount, the indemnified party will be entitled to indemnification for all Damages, including those within the Basket Amount.

                  (b) Except as otherwise set forth in Section 8.5(c), the aggregate amount of all payments made by the Principal Shareholder to all Indemnified Buyers in satisfaction of claims hereunder after Closing shall not exceed the aggregate of (i)the Holdback, (ii)an additional $1,000,000 (not part of the Holdback), and (iii) any amounts paid or payable by Merge under the Consulting Agreement (collectively the "Cap"). Principal Shareholder will assume 100% of Damages in all cases, up to the amount of the Cap, except in the case of Damages for a breach of Section 3.14 (Intellectual Property), Merge and the Principal Shareholder shall assume Damages in the ratio of 80% for the Principal Shareholder and 20% for Merge until the amounts under (i) and (ii) above have been exhausted, and thereafter 100% for the Principal Shareholder up to the remainder of the Cap until Principal Shareholder has paid the entire Cap. Once Principal Shareholder has paid the entire Cap, Principal Shareholder thereafter will have no further liability, other than in the case of fraud or a willful breach by the Company or the Principal Shareholder of any representations, warranties or covenants under this Agreement or the Ancillary Agreements.

                  (c) In addition to all other indemnification by the Principal Shareholder hereunder, Principal Shareholder agrees that the indemnification for damages incurred in connection with the matters set forth in Section 8.2(iv) shall: (i) survive for a period of five years following the date on which the final payment is made to Principal shareholder under the Consulting Agreement (the "Final Payment") and (ii) the indemnification obligation therefor shall not exceed the amount of the Final Payment once the Company's obligations under the Cap have expired in accordance with Section 8.1.

         8.6      RIGHT OF SET-OFF

         During or after the expiration of the Holdback referred to in Section 2.9, Merge upon written notice to a Principal Shareholder specifying in reasonable detail the basis for such set-off, Merge may set off any amount to which it reasonably believes in good faith to be entitled under this Agreement against amounts otherwise payable to the Principal Shareholder under this Agreement or the Ancillary Agreements.

         8.7      DISPUTE RESOLUTION

                  ARBITRATION. Any controversy, dispute or claim arising out of or relating to this Agreement (including, but not limited to, any claim regarding the scope or effect of this Section and any claim that this Section is invalid or unenforceable) or the Ancillary Agreements, or the breach hereof or thereof, shall be settled by a single arbitrator in binding arbitration conducted in Milwaukee, Wisconsin in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"), and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator's decision shall be in writing.

         The arbitrator's authority shall include the ability to render equitable types of relief and, in such event, any aforesaid court may enter an order enjoining and/or compelling such actions or relief ordered or as found by the arbitrator. The arbitrator also shall make a determination regarding which party's legal position in any such controversy or claim is the more substantially correct (the "PREVAILING PARTY") and the arbitrator shall require the other party to pay the legal and other professional fees and costs incurred by the Prevailing Party in connection with such arbitration proceeding and any necessary court action. However, notwithstanding the foregoing, the parties expressly agree that a court of competent jurisdiction may enter a temporary restraining order or an order enjoining a breach of this Agreement (including a breach of Sections 6.4 and 6.5) pending a final award or further order by the arbitrator. Such remedy, however, shall be cumulative and nonexclusive, and shall be in addition to any other remedy to which the parties may be entitled.

                             SECTION 9. TERMINATION

         9.1      TERMINATION

         This Agreement may be terminated at any time prior to the Closing, by action taken or authorized by the Board of Directors of the terminating party or parties, whether before or after approval of the matters presented in connection with the Merger by the stockholders of the Company:

                  (a) by mutual written consent of Merge and the Company;

                  (b) by written notice of either the Company or Merge, if the Merger shall not have been consummated prior to March 31, 2005; provided, however, the right to terminate this Agreement under this Section 9.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or results in, the failure of the Merger to occur on or before such date; provided, further, that in the event the failure of the Merger to be consummated by such date is caused by a pending investigation or review by a Governmental Entity, either Merge or the Company (unless such extending party or such extending party's failure to fulfill any obligation under this Agreement has been the cause of, or results in, the existence or continuance of the pending investigation or review) may extend such date to April 30, 2005;

                  (c) by written notice of either the Company or Merge, if any Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger, and such order, decree, ruling or other action shall have become final and nonappealable;

                  (d) by written notice of either the Company or Merge, if (i) the Board of Directors of the Company shall have withdrawn or adversely modified, or shall have adopted resolutions to withdraw or adversely modify, the

Company Recommendation; or (ii) the Board of Directors of the Company shall have approved or recommended, or shall have adopted resolutions to approve or recommend, to the stockholders of the Company, an Acquisition Proposal other than that contemplated by this Agreement;

                  (e) by written notice of Merge, if there has been a breach by the Company or the Principal Shareholder of any representation, warranty, covenant or agreement contained in this Agreement which (i) would result in a failure of the condition set forth in Section 7.1(a) or 7.1(b) and (ii) cannot be cured prior to March 31, 2005, provided that Merge shall have given the Company written notice, delivered at least ten days prior to such termination, stating Merge's intention to terminate this Agreement pursuant to this Section 9.1(e) and the basis for such termination;

                  (f) by written notice of the Company, if there has been a breach by Merge of any representation, warranty, covenant or agreement contained in this Agreement which (i) would result in a failure of a condition set forth in Section 7.2(a) or 7.2(b) and (ii) cannot be cured prior to the March 31, 2005, provided that the Company shall have given Merge written notice, delivered at least ten days prior to such termination, stating the Company's intention to terminate this Agreement pursuant to this Section 9.1(f) and the basis for such termination; or

                  (g) by written notice of either Merge or the Company if the Company Stockholder Approval shall not have been obtained at the Company Stockholders' Meeting duly convened therefor (or at any adjournment or postponement thereof) at which a quorum is present and the vote to adopt and approve this Agreement is taken.

         9.2      EFFECT OF TERMINATION.

                  (a) Limitation on Liability. In the event of termination of this Agreement by either the Company or Merge as provided in Section 9.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Merge, Merger Sub or the Company or their respective Subsidiaries, officers or directors, except with respect to Articles 8 and 9 and with respect to any liabilities or damages incurred or suffered by a party as a result of the willful and material breach by the other party of any of its representations, warranties, covenants or other agreements set forth in this Agreement.

                  (b) Termination Fee. In the event that this Agreement is terminated pursuant to Section 9.1(d), (e) or (g), and an Acquisition Proposal with respect to the Company is consummated or the Company enters into a definitive agreement with respect to an Acquisition Proposal, in either case, within twenty-four months following the termination of this Agreement, then the Company shall pay an amount equal to the greater of (x) five percent (5%) of the aggregate consideration received in such Acquisition Proposal; or (y) twenty-five percent (25%) of the difference between the aggregate consideration received in such Acquisition Proposal and Six Million Dollars ($6,000,000) (such amount, the "Termination Fee") to Merge within two Business Days after the earlier of the consummation of such Acquisition Proposal or execution of a definitive agreement with respect to such Acquisition Proposal. In addition to the foregoing, if (i) this Agreement is terminated pursuant to Section 9.1(e) or
(ii) this Agreement is terminated pursuant to Sections 9.1 (b),(d) or (g) under circumstances in which a Termination Fee is not due pursuant to the preceding sentence, then the Company shall pay Merge an amount equal to the sum of Merge's reasonable documented expenses incurred in connection with the Merger. Payment of expenses pursuant to the foregoing sentence shall be made not later than two Business Days after delivery of notice of demand for payment and a documented itemization setting forth in reasonable detail all expenses (which itemization may be supplemented and updated from time to time by such party until the ninetieth day after such party delivers such notice of demand for payment).

                  (c) All payments under this Section 9.2 shall be made by wire transfer of immediately available funds to an account designated by Merge. The Company acknowledges that the agreements contained in this Section 9.2 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, Merge would enter into this Agreement. Accordingly, if the Company fails promptly to pay any amount due pursuant to this Section 9.2 and, in order to obtain such payment, Merge commences a suit which results in a judgment against the other party for the fee and expenses set forth in this
Section 9.2, such defaulting party shall pay to the prevailing party its costs and expenses (including reasonable attorneys' fees and expenses) in connection with such suit, together with interest on the amount of the fee at eight percent (8%) per annum from the date such payment was required to be made.

                            SECTION 10. MISCELLANEOUS

         10.1     PRESS RELEASES AND ANNOUNCEMENTS

         No party will issue any press release or announcement relating to the subject matter of this Agreement prior to the Closing Date without the prior approval of the other party (which approval will not be unreasonably withheld); PROVIDED, HOWEVER, that any party may make any public disclosure it believes in good faith is required by Law (in which case the disclosing party will advise the other parties prior to making such disclosure).

         10.2     EXPENSES; TRANSFER TAXES

         Except as otherwise set forth in Sections 8 and 9 hereof, the parties hereto will each bear all their own legal, accounting, investment banking and other expenses incurred by them or on their behalf in connection with the transactions contemplated by this Agreement, whether or not such transactions are consummated. The Principal Shareholder will pay and hold Merge harmless from payment of all sales, use, transfer, documentary or stamp taxes and recording and filing fees applicable to the assignment of the their Shares to Merge or to any other transaction contemplated by this Agreement or any of the Ancillary Agreements. No expenses incurred by or on behalf of the Principal Shareholder or any of their Affiliates (including the Company) in connection with the transactions contemplated by this Agreement will be paid by or charged to the Company.

         10.3     WAIVER

         The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable Law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement or the Ancillary Agreements can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party;
(b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement, the Ancillary Agreements or the documents referred to herein or therein.

         10.4     FURTHER ASSURANCES

         The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the purposes and intent of this Agreement, the Ancillary Agreements and the documents referred to herein and therein.

         10.5     NO THIRD-PARTY BENEFICIARIES

         This Agreement will not confer any rights or remedies upon any Person other than the Company, the Shareholders and Merge, and their respective successors and permitted assigns.

         10.6     SUCCESSORS AND ASSIGNS

         No party hereto may assign or delegate any of such party's rights or obligations under or in connection with this Agreement or any Ancillary
Agreement without the written consent of the other parties hereto; PROVIDED, HOWEVER, that Merge may without consent assign its rights under this Agreement after the Closing to any Person acquiring all or substantially all of the stock or assets of Acquisition Sub from Merge. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement or in any Ancillary Agreement by or on behalf of any of the parties hereto or thereto will be binding upon and enforceable against the respective successors and assigns of such party and will be enforceable by and will inure to the benefit of the respective successors and permitted assigns of such party.

         10.7     SEVERABILITY

         Whenever possible, each provision of this Agreement and any of the Ancillary Agreements, respectively, will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision hereof or thereof is held to be prohibited by or invalid under applicable Law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement or the particular Ancillary Agreement, respectively.

         10.8     COUNTERPARTS; FACSIMILE SIGNATURES

         This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement. Facsimile signatures shall be deemed to be original signatures for all purposes under this Agreement.

         10.9     DESCRIPTIVE HEADINGS; CONSTRUCTION

         The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this
Agreement. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction will be applied against any party. The use of the word "including" in this Agreement means "including without limitation" and is intended by the parties to be by way of example rather than limitation.

         10.10    NOTICES

         All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (i) when delivered personally to the recipient or when sent to the recipient by telecopy (receipt confirmed), (ii) one business day after the date sent, when sent to the recipient by reputable express courier service (charges prepaid) or (iii) three business days after the date mailed, when mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to the parties at the addresses indicated below:

If to the Company or Principal Shareholder:

AccuImage Diagnostics Corporation
400 Oyster Point Boulevard, Suite 201
South San Francisco, CA 94080
Fax:   (650) 875-0194

With a copy (which shall not constitute notice) to:
Robert M. Donlon
Morris Manning & Martin LLP
201 S. College Street
Suite 2300
Charlotte, North Carolina 28244
Fax: (704) 554-5050

If to the Merge Companies:
Merge Technologies Incorporated
1126 S. 70th Street, Suite 107B
Milwaukee Wisconsin 53217
Attn: Richard A. Linden, CEO
Fax: (414) 977-4202

With copies (which shall not constitute notice)to:

Michael Best & Friedrich
Attn: Geoffrey Morgan, Esq.
100 East Wisconsin Avenue, Suite 3300
Milwaukee, Wisconsin  53202
Fax: (414) 277-0656

and

George S. Rosic, Esq.
Suite 800
1603 Orrington Avenue
Evanston, IL 60201
Fax: 847-328-1928

or to such other address or to the attention of such other party as the recipient party has specified by prior written notice to the other parties.

         10.11    ENTIRE AGREEMENT

         This Agreement (including the Exhibits and Schedules referred to herein) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements or representations by or among the parties, written or oral, that may have related in any way to the subject matter hereof.

         10.12    AMENDMENTS

         The provisions of this Agreement may be amended or waived only by a written agreement executed and delivered by each of the parties hereto. No course of dealing between the parties to this Agreement or any delay in exercising any rights hereunder will operate as a waiver of any rights of such parties.

         10.13    TIME OF ESSENCE

         With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

         10.14    INCORPORATION OF EXHIBITS AND SCHEDULES

         The  Exhibits  and   Schedules   identified   in  this   Agreement  are
incorporated herein by reference and made a part hereof.

         10.15    ATTORNEYS' FEES; GOVERNING LAW

         Except as otherwise specifically provided herein, the prevailing party in any action or proceeding shall be entitled to receipt of reasonable attorneys' fees from the non-prevailing party in such action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF WISCONSIN.

            IN WITNESS WHEREOF, the parties hereto have executed and deliver this Agreement on the date first written above.

ACCUIMAGE DIAGNOSTICS                     MERGE TECHNOLOGIES
CORP.                                     INCORPORATED

By:  ___________________________          By: ______________________________
      Aviel Faliks, President and CEO          Richard Linden, President and CEO


____________________________________      ADI ACQUISITION CORP.
Aviel Faliks, as
Principal Shareholder
                                          By: ______________________________
                                               Richard Linden, President

                                    ANNEX B

                           RIGHTS OF DISSENTING OWNERS



      NRS 92A.300 DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS
92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
      (Added to NRS by 1995, 2086)

      NRS 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
      (Added to NRS by 1995, 2087)

      NRS 92A.310 "CORPORATE ACTION"DEFINED. "Corporate action" means the action of a domestic corporation. (Added to NRS by 1995, 2087)

      NRS 92A.315 "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
      (Added to NRS by 1995, 2087; A 1999, 1631)

      NRS 92A.320 "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
      (Added to NRS by 1995, 2087)



      NRS 92A.325 "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.335 "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
      (Added to NRS by 1995, 2087)

      NRS 92A.340 COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
      (Added to NRS by 1995, 2087)



      NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
      (Added to NRS by 1995, 2088)

      NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
      (Added to NRS by 1995, 2088)

      NRS 92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.
      1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
      2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in CHAPTER 704 OF NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
      (Added to NRS by 1995, 2088)

      NRS 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.
     1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
      (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:
              (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or
              (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
      (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.
      (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
      2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
      (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189)



       NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.
      1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
      (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
             (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:
                   (I) The surviving or acquiring entity; or
                   (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

              (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph
(b).
      2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
      (Added to NRS by 1995, 2088)


       NRS 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.
      1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
      2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:
      (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and
      (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
      (Added to NRS by 1995, 2089)

      NRS 92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.
      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
      2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.
      (Added to NRS by 1995, 2089; A 1997, 730)

      NRS 92A.420 PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.
      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:
      (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
      (b) Must not vote his shares in favor of the proposed action.
      2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2089; 1999, 1631)

      NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.
      1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.
      2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;
      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2089)

      NRS 92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.
      1.  A stockholder to whom a dissenter's notice is sent must:
      (a) Demand payment;
       (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and
      (c) Deposit his certificates, if any, in accordance with the terms of the notice.
      2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
      3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)


      NRS 92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.
      1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
      2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
      (Added to NRS by 1995, 2090)

      NRS 92A.460 PAYMENT FOR SHARES: GENERAL REQUIREMENTS.
      1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
      (a) Of the county where the corporation's registered office is located; or
      (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
      2.  The payment must be accompanied by:
      (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;
      (b) A statement of the subject corporation's estimate of the fair value of the shares; (c) An explanation of how the interest was calculated; (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and (e) A copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2090)

      NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.
      1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
      2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.
      (Added to NRS by 1995, 2091)

      NRS 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.
      1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
      2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
      (Added to NRS by 1995, 2091)

      NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.
      1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
      2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
      3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
      4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
      5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
      (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
       (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
      (Added to NRS by 1995, 2091)



      NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.
      1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
      2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
       (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
      3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
      4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
      5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
      (Added to NRS by 1995, 2092)

                                    ANNEX C

                       VOTING, PROXY AND OPTION AGREEMENT



         THIS VOTING, PROXY AND OPTION AGREEMENT (this "Agreement") is made and entered into as of November 24, 2004 by and between Aviel Faliks ("Shareholder") and Merge Technologies Incorporated, a Wisconsin corporation ("Merge").

         WHEREAS, concurrently herewith, Merge, ADI Acquisition Corp., a Nevada corporation ("Merger Sub"), AccuImage Diagnostics Corp., a Nevada corporation (together with its subsidiaries, the "Company"), and Shareholder have entered into a merger agreement (as amended from time to time, the "Merger Agreement") and, unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Merger Agreement; and

         WHEREAS, as of the date hereof, Shareholder is the record and beneficial owner of that number of shares of common stock of the Company set forth on the signature page hereof (such shares, together with any other shares of capital stock of the Company acquired by Shareholder after the date hereof, being collectively referred to herein as the "Shares; and

         WHEREAS, obtaining appropriate shareholder approval is a condition to the consummation of the transactions contemplated by the Merger Agreement; and

         WHEREAS, in the event the Merger Agreement is terminated in accordance with certain provisions of the Merger Agreement, Shareholder desires to grant Merge an option to purchase the Shares from Shareholder.

         WHEREAS, as an inducement to Merge to enter into the Merger Agreement, Merge and Shareholder have agreed to enter into this Agreement;

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                    Section 1.  No Shop

                           (a)  General.  Shareholder  will  not,  and  will not
permit any of his Affiliates,
attorneys, representatives or agents (collectively, the "Representatives") to, directly or indirectly, (i) discuss, negotiate, undertake, authorize, recommend, propose or enter into, either as the proposed surviving, merged, acquiring or acquired corporation, any transaction involving a merger, consolidation, business combination or similar transaction involving the Company or any purchase or disposition of any amount of the assets of the Company outside the ordinary course of business or (ii) any purchase or disposition of any capital stock of the Company in each case other than the transactions contemplated by the Merger Agreement (an "Alternative Transaction"), (ii) facilitate, encourage, solicit or initiate discussions, negotiations or submissions of proposals or offers in respect of an Alternative Transaction, (iii) furnish or cause to be furnished, to any Person, any information concerning the business, operations,
properties  or  assets  of  the  Company  in  connection   with  an  Alternative
Transaction, or (iv) otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other Person to do or seek any of the foregoing.

                           (b)  Notification.  Shareholder  shall  notify  Merge
orally and in writing promptly
(but in no event later than twenty-four (24) hours) after receipt of any proposal or offer from any Person to effect an Alternative Transaction or any request for non-public information relating to the Company or for access to the properties, books or records of the Company by any Person other than Merge. Such notice shall indicate the identity of the Person making the proposal or offer, or intending to make a proposal or offer or requesting non-public information or access to the books and records of the Company, the material terms of any such proposal or offer, or modification or amendment to such proposal or offer and copies of any written proposals or offers or amendments or supplements thereto. The Shareholder shall keep Merge informed, on a current basis, of any material changes in the status and any material changes or modifications in the material terms of any such proposal, offer, indication or request.

                           (c) Ongoing Discussions. Shareholder shall (and shall
cause his Representatives
to) immediately cease and cause to be terminated any existing discussions or negotiations with any Persons conducted heretofore with respect to any of the foregoing. The Shareholder agrees not to (and to cause his Representatives not to) release any third party from the confidentiality and standstill provisions of any agreement relating to the Company.

                    Section 2. Agreement to Vote; Dispositions; Irrevocable
                               Proxy; Options.

                           (a) Agreement to Vote.  Shareholder  hereby agrees to
vote the Shares or execute a written consent in respect thereof (i) for approval and adoption of the Merger Agreement (as amended from time to time) and the transactions contemplated by the Merger Agreement, as applicable, at any meeting or meetings of the shareholders of the Company at which the Merger Agreement or the transactions contemplated thereunder are submitted for the vote of such Shareholder or in any written consent in respect thereof, (ii) against any Alternative Transaction, without regard to any Board recommendation to shareholders concerning such Alternative Transaction, and without regard to the terms of such Alternative Transaction, (iii) against any agreement, amendment of any agreement (including the Company's Articles of Incorporation or By-Laws), or any other action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone, or discourage the transactions contemplated by the Merger Agreement, other than those specifically permitted by this Agreement or the Merger Agreement, or (iv) against any action, agreement, transaction or proposal that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company in the Merger Agreement. Any such vote shall be cast (or consent shall be given) by Shareholder in accordance with the procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for the purposes of recording such vote (or consent).

                           (b) Restrictions on Dispositions.  Shareholder hereby
agrees that, without the prior written consent of Merge, Shareholder shall not, directly or indirectly, sell, offer to sell, give, pledge, encumber, assign, grant any option for the sale of or otherwise transfer or dispose of, or enter into any agreement, arrangement or understanding to sell, any Shares (collectively, "Transfer"), and as a condition to any such Transfer which is consented to by Merge, such transferee shall execute an agreement that is identical to this Agreement (except to reflect the change of the identity of the holder of Shares).

                           (c)  Irrevocable  Proxy.  Subject  to  the  last  two
sentences of this subsection (c), Shareholder hereby irrevocably appoints Merge or its designee as Shareholder's agent, attorney and proxy, to vote (or cause to be voted) the Shares owned by Shareholder in favor of approval of the Merger Agreement and the transactions contemplated by the Merger Agreement, as applicable. This proxy is irrevocable and coupled with an interest and is granted in consideration of the Company, Merge and Merger Sub entering into the Merger Agreement. In the event that the Shareholder fails for any reason to vote the Shares in accordance with the requirements of Section 2(a) hereof, then the proxyholder shall have the right to vote the Shares in accordance with the provisions of the first sentence of this subsection (c). The vote of the proxyholder shall control in any conflict between the vote by the proxyholder of the Shares and a vote by Shareholder of the Shares.

                           (d)  Inconsistent   Agreements.   Shareholder  hereby
agrees that, he shall not enter into any agreement, contract or understanding with any Person prior to the termination of the Merger Agreement directly or indirectly to vote, grant a proxy or power of attorney or give instructions with respect to the voting of the Shares in any manner which is inconsistent with this Agreement.

                    Section 3. Representations and Warranties of Shareholder. Shareholder represents and warrants to Merge as follows: (i) Shareholder has all necessary power and authority to execute and deliver this Agreement and to perform his obligations hereunder; (ii) this Agreement has been duly executed and delivered by Shareholder; (iii) assuming the due authorization, execution and delivery of this Agreement by Merge, this Agreement constitutes the legal, valid and binding agreement of Shareholder, enforceable against Shareholder in accordance with its terms; (iv) the execution and delivery of this Agreement by Shareholder does not conflict with or violate any law or agreement binding upon him, nor require any consent, notification, regulatory filing or approval; (v) except for restrictions in favor of Merge pursuant to this Agreement, Shareholder owns, beneficially and of record, all of the Shares free and clear of any proxy, voting restriction, adverse claim or other lien and has sole voting power and sole power of disposition with respect to all of the Shares, with no restrictions on Shareholder's rights of voting or disposition pertaining thereto and no Person other than Shareholder has any right to direct or approve the voting or disposition of any of the Shares; and (vi) as of the date hereof, Shareholder does not own beneficially or of record any securities of the Company other than the shares of common stock and Options with an aggregate exercise price all as set forth on the signature page hereof.

                           Section  4.  Representations and Warranties of Merge.
Merge represents and warrants to Shareholder as follows: (i) Merge has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (ii) this Agreement has been duly executed and delivered by Merge; (iii) assuming the due authorization, execution and delivery of this Agreement by Shareholder, this Agreement constitutes the legal, valid and binding agreement of Merge, enforceable against Merge in accordance with its terms; (iv) the execution and delivery of this Agreement by Merge does not conflict with or violate any law or agreement binding upon it, nor require any consent, notification, regulatory filing or approval; and (v) Merge has filed all reports and proxy and other statements with the Securities and Exchange Commission (the "SEC") which are required by the Exchange Act to be filed since January 1, 2004 (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the "Merge SEC Documents").

                           Section  5.  Further  Assurances.  At the  request of
Merge, Shareholder shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of his obligations under this Agreement.

                           Section 6.  Termination.  Except for the  provisions
of Section 7 hereof, this Agreement shall terminate upon the termination of the Merger Agreement in accordance with its terms. The foregoing shall not relieve Shareholder of any liability for breach of this Agreement.

                           Section  7.  Option.  In the event the Merger
Agreement is terminated pursuant to Sections 9.1 (b), (d), (e) or (g) of the Merger Agreement, Shareholder hereby grants to Merge an option to purchase all, but not fewer than all, of the Shares, exercisable for a period of two years from the date of termination of the Merger Agreement, at an aggregate purchase price of 0.95x the Merger Consideration per Share (the "Option").

                           Section 8.     Miscellaneous.

                           (a) Expenses.  Except as may be otherwise provided in
this Agreement or the Merger Agreement, each party shall bear his or its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

                           (b)  Notices.  All notices  and other  communications
under this Agreement shall be in writing and shall be deemed given (i) when delivered personally. (ii) on the third business day after being mailed by certified mail, return receipt requested. (iii) the next business day after delivery to a recognized overnight courier, or (iv) upon transmission and confirmation of receipt by a facsimile operator if sent by facsimile (and shall also be transmitted by facsimile to the Persons receiving copies thereof), to the parties at the following addresses or facsimile numbers (or to such other address and facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

                           If to the Shareholder:

                           24 Rozmus Ct.
                           Allendale, NJ  07401
                           Fax:  (212) 750-1525

                           With a copy (which shall not constitute notice) to:
                           Robert M. Donlon
                           Morris Manning & Martin LLP
                           201 S. College Street
                           Suite 2300
                           Charlotte, North Carolina 28244
                           Fax: (704) 554-5050

                           If to Merge:
                           Merge Technologies Incorporated
                           1126 S. 70th Street, Suite 107B
                           Milwaukee Wisconsin 53217
                           Attn: Richard A. Linden, CEO
                           Fax: (414) 977-4202

                           With copies (which shall not constitute notice)to:

                           Michael Best & Friedrich
                           Attn: Geoffrey Morgan, Esq.
                           100 East Wisconsin Avenue, Suite 3300
                           Milwaukee, Wisconsin  53202
                           Fax: (414) 277-0656

                           and

                           George S. Rosic, Esq.
                           Suite 800
                           1603 Orrington Avenue
                           Evanston, IL 60201
                           Fax: 847-328-1928

                           (c) Amendments,  Waivers, Etc. This Agreement may not
be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by Merge and Shareholder.

                           (d) Successors  and Assigns.  No party may assign any
of its or his rights or delegate any of its or his obligations under this Agreement without the prior written consent of the other party, except that Merge may, without the consent of Shareholder, assign any of its rights and delegate any of its obligations under this Agreement to any Affiliate of Merge. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns, including without limitation any corporate successor by Merger or otherwise. Notwithstanding any Transfer of Shares consistent with this Agreement, the transferor shall remain liable for the performance of all obligations of transferor under this Agreement.

                           (e) No Third Party  Beneficiaries.  Nothing expressed
or referred to in this Agreement will be construed to give any Person, other than the parties to this Agreement, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement, except to a successor or permitted assignee under Section 5(d).

                           (f) Entire  Agreement.  This  Agreement  embodies the
entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter other than the Merger Agreement and any other agreement, document or instrument expressly referenced therein.

                           (g) Severability.  The invalidity or unenforceability
of any provision of this Agreement shall not affect the validity or unenforceability of any other provisions of this Agreement.

                           (h) Specific  Performance;  Remedies Cumulative.  The
parties hereto acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party, in addition to any other rights and remedies which the parties may have hereunder or at law or in equity, may, in his or its sole discretion, apply to a court of competent jurisdiction for specific performance or injunction or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such rights, powers or remedies by such party.

                           (i) No Waiver.  The  failure  of any party  hereto to
exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with his or its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of his or its right to exercise any such or other right, power or remedy or to demand such compliance.

                           (j) Governing Law. This  Agreement  shall be governed
by and construed in accordance with the laws of the State of Wisconsin without giving effect to the principles of conflict of laws thereof.

                           (k) Jurisdiction.  Each of the parties hereto submits
to the exclusive jurisdiction of any state or federal court of the United States located in the State of Wisconsin with respect to any claim or cause of action arising out of this Agreement or the transactions contemplated hereby (and agrees that no such action, suit or proceeding relating to this Agreement or any transaction contemplated hereby shall be brought by him or it except in such courts). Each of the parties hereto, irrevocably and unconditionally, waives (and agrees not to plead or claim) any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in any state or federal court of the United States located in the State of Wisconsin, or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Shareholder also agrees that any final and unappealable judgment against such party in connection with any such action, suit or other proceeding shall be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

                           (l) Waiver of Jury Trial.  The parties  hereto hereby
waive, to the fullest extent permitted by applicable law, any right he or it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement.

                           (m)  Counterparts.  This Agreement may be executed by
facsimile and in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.



                                           Merge Technologies Incorporated


                                           By:__________________________
                                           Name:
                                           Title:


                                           _____________________________
                                           Shareholder

                                           Number of Shares Owned:  34,050,000

                                    ANNEX D

                              CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT ("Agreement") made and entered into this ___ day of ______________, ______, by and between MERGE TECHNOLOGIES INCORPORATED, a Wisconsin corporation ("Merge eFilm"), and AVIEL FALIKS ("Consultant").

                              W I T N E S S E T H:

         WHEREAS, on the date hereof, Merge eFilm has acquired AccuImage Diagnostics Corp. (hereinafter referred to as "AccuImage") by merger of its subsidiary into AccuImage pursuant to that certain Merger Agreement dated November 24, 2004 by and among AccuImage, Merge eFilm and Consultant (the "Merger Agreement"); and

         WHEREAS, Consultant has been CEO and President of AccuImage prior to the date hereof and intimately involved in the operations of AccuImage, including its sales and business development activities to customers; and

         WHEREAS, in order to assure its continued benefit from the experience, advice, ability and services of Consultant, Merge eFilm desires to provide for the consulting services of Consultant, and Consultant desires to enter into an agreement to provide same, all upon the terms and conditions hereinafter set forth;

         NOW THEREFORE; in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. During the period commencing on the date hereof and ending December 31, 2007 (the "Consulting Period"), Consultant agrees to perform sales and business development consultative services and shall, during a limited Transition Period defined in paragraph 2 also hold himself available at reasonable times to consult with officers, directors and representatives of Merge eFilm on additional matters as noted in paragraph 2. Notwithstanding the foregoing, Consultant may terminate this Agreement at any time after the Transition Period with 30 days written notice, with or without cause, and Merge eFilm may terminate this Agreement at any time for "Cause" as hereinafter defined. In the event of such permitted termination by either Consultant or Merge eFilm, Consultant shall not be entitled to receive any unpaid compensation set forth in paragraph 4, including no right to receive any pro rata portion for the year in which notice of termination is given. For purposes of this Agreement, the term "Cause" shall mean:

                  (a) Consultant's conviction of any felony or Consultant's conviction of a misdemeanor involving moral turpitude or which otherwise may bring disrepute upon Merge eFilm;

                  (b) the commission by Consultant of any material act of dishonesty in connection with the performance of any of Consultant's duties hereunder, including but not limited to the falsification of the company records, making false statements of material facts to third parties regarding Merge eFilm or AccuImage, and fraud, misappropriation or embezzlement against Merge eFilm or AccuImage or any of their customers or suppliers;

                  (c) any material breach by Consultant of Section 6.4 (Confidentiality) or Section 6.5 (Non-competition) of the Merger Agreement;

                  (d) repeated substance abuse which results in the failure of Consultant to perform Consultant's duties hereunder;

                  (e) Consultant's material failure to perform Consultant's duties and responsibilities hereunder, provided that such failure shall not have been cured within ten
                           (10) business days after Consultant is given notice of such failure and an opportunity to cure; and

                  (f) gross negligence or willful misconduct by Consultant in the performance of Consultant's duties hereunder.

         2. It is the intention of the parties to make available to Merge eFilm and AccuImage the benefit of Consultant's experience and knowledge during the Consulting Period in order to assist Merge eFilm and AccuImage in the following areas:

         A. Integration activities during the Transition Period include:

                  1. Existing customer contract reviews with Merge eFilm sales staff
                  2. Introductions and handoffs of existing customers to Merge eFilm sales staff
                  3.   Current sales pipeline reviews,  action plans, next steps
                       and appropriate handoffs with Merge eFilm sales staff
                  4.   Other   integration   activities   across  the   business
                       functions as needed and determined by the Merge eFilm Integration Project manager(s)

         B. Lead select new business development activities including, but not limited to, Hitachi, Kodak, Cerner, and distributors mutually identified where progress to date suggests continuing to lead the relationship during the Transition Period is the best way to reach revenue traction.

         However, the advisory and consulting services to be rendered by Consultant hereunder are not intended to require his active participation in the routine day-to-day administration of AccuImage. Consultant will not be required to be available to render services hereunder for any fixed portion of his time during the Consulting Period, but rather (i) during the period from the date hereof to 120 days following the date hereof (the "Transition Period") from time to time as the need for his services arise as further defined in this paragraph 2, and (ii) from and after the date hereof through the remaining term of this Agreement, if Consultant wishes, to provide additional time in a sales, business development and marketing capacity to the customers of Merge eFilm or AccuImage, it being understood that the scheduling of Consultant's services during the Transition Period shall be as reasonably determined by Consultant, and that the decision as to whether or not Consultant performs services after the Transition Period is at the discretion of Consultant. No period of such advisory or consultative services during the Transition Period shall extend beyond three (3) consecutive days. Consultant shall be available hereunder during customary business hours, but may furnish his services by telephone, letter or facsimile, unless circumstances are such that such services could only be reasonably rendered in person. Consultant's inability to furnish advisory or consultative services during a period of illness or other disability shall not be a violation of this Agreement.

         3. It is acknowledged that Consultant may accept employment or offer consulting or advisory services to other businesses or persons provided that such services are not a violation of the restrictions set forth in Sections 6.4 and 6.5 (Confidentiality and Noncompetition) of the Merger Agreement.

         4. In consideration of the services to be rendered by Consultant hereunder and the restrictions imposed upon Consultant under Sections 6.4 and
6.5 of the Merger Agreement, Merge eFilm agrees to pay Consultant commission in the amount fifteen percent (15%) of the amount by which AccuImage Software Product Revenues (as hereinafter defined) plus AccuImage Software Intellectual Property Revenues (as hereinafter defined) exceed $1,000,000 in any calendar year for years 2005, 2006 and 2007. "AccuImage Software Product Revenues" means revenues of Merge eFilm (determined in accordance with GAAP and Merge eFilm's revenue recognition policy) from the sale or license of all AccuImage commercially available products on the date hereof as listed on Exhibit A, along with subsequent updates to those products (the "AccuImage Software Products"). "AccuImage Software Intellectual Property Revenues" means, to the extent not included in AccuImage Software Product Revenues, (i) all revenues of Merge eFilm (determined in accordance with GAAP and Merge eFilm's revenue recognition policy) from the licensing of any intellectual property acquired by Merge eFilm from AccuImage under the Merger Agreement (the "AccuImage Software Intellectual Property"). For purposes of the above definition, both AccuImage Software Products and AccuImage Software Intellectual Property included as part of a Merge eFilm solution sale, provided that such AccuImage Software Product and/or Intellectual Property are listed as separate items in the Merge eFilm standard price list, will be included in the AccuImage Software Product Revenues or AccuImage Software Intellectual Property Revenues amount based on the pro-rata portion of the AccuImage Software Product and/or Intellectual Property from the sale represented by A/B*C, where C is the revenue allocated to all software products (determined in accordance with GAAP and Merge eFilm's revenue recognition policy), B is the overall list price charged by Merge eFilm for all the software products and A is the list price established by Merge eFilm for the AccuImage Software Product and/or AccuImage Software Intellectual Property. Consultant shall not be entitled to any revenue arising from the sale of any patent or other intellectual property by Merge eFilm. Such payments shall be made annually on March 31st commencing March 31, 2006 with a final payment, if any, on March 31, 2008. In the event of Consultant's death during the term of this Agreement, Merge eFilm shall make all payments provided for herein to the Consultant's beneficiaries designated in writing to Merge eFilm. Consultant shall have the right to change his designated beneficiaries from time to time by written notice to the Company.

         5. Merge eFilm has the right to set off any amounts owed hereunder against amounts owed by Consultant to Merge eFilm pursuant to the provisions of
Section 8 (Indemnification) of the Merger Agreement.

         6. During the Consulting Period, Merge eFilm will reimburse Consultant for reasonable out-of-pocket expenses incurred by Consultant in performing services hereunder, including travel expenses, at the request of Merge eFilm or AccuImage; provided, that any such expense in excess of $250 shall be pre-approved by Merge eFilm and all such expenses shall be incurred only in accordance with Merge eFilm's travel expense policies in effect for employees generally. Consultant shall bear all his other own expenses, including, telecommunications and all marketing expenses in connection with the services to be voluntarily rendered by him after the Transition Period. At all times during this Agreement, the relationship of the parties shall be that of independent contracting parties and not employer/employee or principal/agent. Consultant agrees that all tax responsibility for monies received hereunder shall be solely that of the Consultant and that Consultant shall not look to Merge eFilm or AccuImage for any workers' compensation or other insurance, or any other benefit

(including, but not limited to, vacation pay, sick leave or pension benefits) as a result of his/her engagement hereunder. Consultant shall have no authority to represent himself as an employee of Merge eFilm or AccuImage or as having any authority to bind Merge eFilm or AccuImage or any affiliated organization. Merge eFilm shall not be required to accept any order for the sale of AccuImage Products proposed to be made by Consultant.

         7. Consultant agrees that any employment agreements and any entitlement to benefits he may have from AccuImage, other than COBRA related rights if applicable, are hereby terminated.

         8. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives, successors and assigns. The performance of this Agreement by Consultant is personal to, and not assignable by, Consultant.

         9. Any notice required by or appropriate to this Agreement shall be in writing and shall be deemed to have been given when personally delivered or if deposited in the United States mail, registered or certified, proper postage prepaid, addressed, if intended:

                  To Merge eFilm:           Chief Executive Officer
                                            Merge Technologies Incorporated
                                            1126 S. 70th Street, Suite S-107B
                                            Milwaukee, WI  53214
                                            Fax:  (414) 977-4202

                  To Consultant:            Avi Faliks
                                            24 Rozmus Court
                                            Allendale, NJ 07401
                                            Fax: (212) 750-1525

         10. This Agreement sets forth the entire agreement and understanding among the parties with respect to the terms of the consultative and advisory services to be provided by the Consultant hereunder, and no party shall be bound by any provision other than as expressly stated in this Agreement or as subsequently set forth in an amendment hereto adopted in the manner hereinafter provided.

         11. This Agreement may be amended only by written agreement between Merge eFilm and the Consultant.

         12. The validity, construction and enforceability of this Agreement shall be governed in all respects by the laws of the State of Wisconsin.

         13. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.

              IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its respective officers thereunto duly authorized and Consultant has hereunto set his hand, on the day and year first above written.

              MERGE TECHNOLOGIES INCORPORATED

              By: ____________________________________
                      Chief Executive Officer

              CONSULTANT

              _______________________________
                       Aviel Faliks

                                    EXHIBIT A
              ACCUIMAGE PRODUCTS FOR WHICH COMMISSION SHALL BE PAID

AccuScore
AccuVRT
Upow2dcm
AccuProjector
AccuTrans
AccuAviator
AccuNet
AccuAnalyzer
AccuEdit
Mega2DCM
AccuPrint
AccuFilm
AccuQuery
eStation3D
e3DViewer
e3DReceiver
AccuArchive
Time Density Analysis
AccuView
VRX
BodyWrite
EB-Flyview
SmartGate
SelfGate option for SmartGate
AccuStitch
ProjectorPro
CalScore
Ase2DCM
Calibrate
VITrak
PrimeLung
Jpeg2000
Correct option for CalScore
IlumiView
Mass option for CalScore
AccuScope

                                SHAREHOLDER PROXY

                           ACCUIMAGE DIAGNOSTICS CORP.
                      400 OYSTER POINT BOULEVARD, SUITE 201
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                _________________________________________________

         The undersigned hereby appoints Aviel Faliks and Ray Vallejo, and each of them, with full power of substitution, as Proxy, to represent and vote all the Shares of AccuImage Diagnostics Corp. held of record by the undersigned on December 28, 2004, at the Special Meeting of Shareholders to be held on January 25, 2005, or any adjournment thereof, as designated and in their discretion as to other matters.

         Please sign exactly as your name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                 _______________________________________________

The shares represented by this Proxy will be voted as directed by the shareholder.
                                                         I PLAN TO ATTEND
                                                                MEETING
                                                                |_|

________________________________________________________________________________

PROPOSAL 1: Approval of the transaction by which ADI Acquisition Corp. shall be merged with and into AccuImage Diagnostics Corp., pursuant to that certain Merger Agreement, dated as of November 24, 2004, by and among AccuImage Diagnostics Corp., ADI Acquisition Corp., Merge Technologies Incorporated and Dr. Aviel Faliks, the principal shareholder of AccuImage Diagnostics Corp., with AccuImage Diagnostics Corp. surviving the merger as a wholly-owned subsidiary of Merge Technologies Incorporated, and the approval and adoption of the Merger Agreement and the related Plan of Merger .

      FOR the proposal |_|     AGAINST the proposal |_|        WITHHELD |_|
________________________________________________________________________________
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
________________________________________________________________________________

The undersigned hereby acknowledge receipt of (a) Notice of Special Meeting of Shareholders to be held January 25, 2005, and (b) the accompanying Proxy Statement.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR proposal one.

Please sign exactly as signature appears on this proxy card. Executors, administrators, traders, guardians, attorneys-in-fact, etc. should give their full titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person. If stock is registered in two names, both should sign.



                            PLEASE MARK YOUR CHOICE LIKE THIS X IN BLUE OR BLACK
                            INK.
 _______________________
 NUMBER OF COMMON SHARES    Date _______________________________________________

                            Signature __________________________________________

                            Signature if held jointly __________________________